Exhibit 99.2

Supplemental **Disclosure**

Quarter ended December 31, 2023

BRIXMOR Property Group | BRX LISTED NYSE

>	SUPPLEMENTAL DISCLOSURE

Three Months Ended December 31, 2023

TABLE OF CONTENTS

Page
Glossary of Terms	1
Results Overview & Guidance	3
Financial Summary
Consolidated Balance Sheets	5
Consolidated Statements of Operations	6
EBITDA	7
Funds From Operations (FFO)	8
Supplemental Balance Sheet Detail	9
NOI & Supplemental Statement of Operations Detail	10
Same Property NOI Analysis	11
Capital Expenditures	12
Capitalization, Liquidity & Debt Ratios	13
Debt Obligations	14
Covenant Disclosure	15
Investment Summary
Acquisitions	17
Dispositions	18
Anchor Space Repositioning Summary	19
Outparcel Development Summary	21
Redevelopment Summary	22
Future Redevelopment Opportunities	24
Portfolio Summary
Portfolio Overview	27
Portfolio Composition	28
Top Forty Retailers Ranked by ABR	29
New & Renewal Lease Summary	30
New Lease Net Effective Rent & Leases Signed But Not Yet Commenced	31
Lease Expiration Schedule	32
Major CBSA Detail	33
Properties by State	36
Property List	37

Note: Financial and operational information is unaudited.

For additional information, please visit https://www.brixmor.com; follow Brixmor on LinkedIn at https://www.linkedin.com/company/brixmor, Facebook at https://www.facebook.com/Brixmor, Instagram at https://www.instagram.com/brixmorpropertygroup, and Youtube at https://www.youtube.com/user/Brixmor.

This Supplemental Disclosure may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements include, but are not limited to, statements related to the Company’s expectations regarding the performance of its business, its financial results, its liquidity and capital resources and other non-historical statements. You can identify these forward-looking statements by the use of words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “projects,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties, including those described under the sections entitled “Forward-Looking Statements” and “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, as such factors may be updated from time to time in the Company's periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this release and in the Company’s other periodic filings with the SEC. The forward looking statements speak only as of the date of this release, and the Company expressly disclaims any obligation or undertaking to publicly update or review any forward-looking statement, whether as a result of new information, future developments, or otherwise, except to the extent otherwise required by law.

Supplemental Disclosure - Three Months Ended December 31, 2023

GLOSSARY OF TERMS	↩ Table of Contents

Term	Definition

Adjusted SOFR	Secured Overnight Financing Rate, plus 0.10%.

Anchor Spaces	Spaces equal to or greater than 10,000 square feet ("SF") of GLA.

Anchor Space Repositioning	Anchor leasing that is primarily focused on reconfiguring or significantly remerchandising existing space with minimal work required outside of normal tenant improvement and landlord costs.

Annualized Base Rent ("ABR")	Contractual monthly base rent as of a specified date, under leases that have been signed or commenced as of the specified date, multiplied by 12. Annualized base rent differs from how rent is calculated in accordance with GAAP for purposes of financial statements. See Straight-line Rent definition for additional information. For purposes of calculating ABR, all signed or commenced leases with an initial term of one year or greater are included and all signed leases on space that will be vacated by existing tenants in the near term are excluded.

ABR PSF	ABR divided by leased GLA, excluding the GLA of lessee-owned leasehold improvements.

Billed GLA	Aggregate GLA of all commenced leases with an initial term of one year or greater, as of a specified date.

Core-Based Statistical Areas ("CBSA")	Defined by the United States Census Bureau as the collection of both Metropolitan and Micropolitan Statistical Areas. Metropolitan Statistical Areas are defined as a region associated with at least one urbanized area that has a population of at least 50,000 and comprises the central county or counties containing the core, plus adjacent outlying counties having a high degree of social and economic integration with the central county or counties as measured through commuting. Micropolitan Statistical Areas are defined as a region with at least one urbanized area that has a population of at least 10,000 but less than 50,000, plus adjacent territories that have a high degree of social and economic integration with the central county or counties as measured through commuting.
References to CBSA rank are based on population estimates from Synergos Technologies, Inc.

EBITDA, EBITDAre, Adjusted EBITDA & Cash Adjusted EBITDA
Supplemental, non-GAAP performance measures. Please see below for more information on the limitations of non-GAAP performance measures.
A reconciliation of net income to each of these measures is provided on page 7.
EBITDA is calculated as the sum of net income (loss), calculated in accordance with GAAP, excluding (i) interest expense, (ii) federal and state taxes, and (iii) depreciation and amortization. EBITDAre, which is computed in accordance with Nareit's definition, represents EBITDA excluding (i) gains and losses from the sale of certain real estate assets, (ii) gains and losses from change in control, (iii) impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity. Adjusted EBITDA represents EBITDAre excluding (i) gain (loss) on extinguishment of debt, net and (ii) other items that the Company believes are not indicative of the Company's operating performance. Cash Adjusted EBITDA represents Adjusted EBITDA excluding (i) straight-line rental income, net, (ii) accretion of below-market leases, net of amortization of above-market leases and tenant inducements and (iii) straight-line ground rent expense, net. EBITDA, EBITDAre, Adjusted EBITDA, and Cash Adjusted EBITDA are calculated after adjustments for unconsolidated joint ventures to reflect each measure on the same basis.

Essential Tenants	Businesses deemed necessary for day-to-day living, such as grocery, pharmacy, and general merchandise (discount) businesses.

Generally Accepted Accounting Principals ("GAAP")	GAAP refers to a common set of United States of America accounting rules, standards, and procedures issued by the Financial Accounting Standards Board.

Gross Leasable Area ("GLA")	Represents the total amount of leasable property square footage.

Leased GLA	Aggregate GLA of all signed or commenced leases with an initial term of one year or greater, as of a specified date, excluding all signed leases on space that will be vacated by existing tenants in the near term.

Local Tenants	Single-state operators with fewer than 20 locations.

Major Tenants	Any grocer and all national / regional anchor tenants.

Nareit	National Association of Real Estate Investment Trusts.

Nareit Funds From Operations (“FFO")
A supplemental, non-GAAP performance measure. Please see below for more information on the limitations of non-GAAP performance measures. A reconciliation of net income to Nareit FFO is provided on page 8.
Nareit defines FFO as net income (loss), calculated in accordance with GAAP, excluding (i) depreciation and amortization related to real estate, (ii) gains and losses from the sale of certain real estate assets, (iii) gains and losses from change in control, (iv) impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity and (v) after adjustments for unconsolidated joint ventures calculated to reflect FFO on the same basis.

National / Regional Tenants	Multi-state operators or single-state operators with 20 or more locations and state agencies and government offices. Includes franchise locations.

Net Effective Rent Before Tenant Specific Landlord Work	Average ABR PSF over the lease term adjusted for tenant improvements and allowances (excluding base building costs) and third-party leasing commissions. For purposes of calculating net effective rent before tenant specific landlord work, ABR PSF includes the GLA of lessee-owned leasehold improvements.

Net Operating Income ("NOI")
A supplemental, non-GAAP performance measure. Please see below for more information on the limitations of non-GAAP performance measures.
A reconciliation of net income to NOI is provided on page 10.
Calculated as total property revenues (base rent, expense reimbursements, adjustments for revenues deemed uncollectible, ancillary and other rental income, percentage rents, and other revenues) less direct property operating expenses (operating costs and real estate taxes). NOI excludes (i) lease termination fees, (ii) straight-line rental income, net, (iii) accretion of below-market leases, net of amortization of above-market leases and tenant inducements, (iv) straight-line ground rent expense, net, (v) depreciation and amortization, (vi) impairment of real estate assets, (vii) general and administrative expense, and (viii) other income and expense (including interest expense and gain on sale of real estate assets).

New Development	Refers to ground up development of new shopping centers. Does not refer to outparcel development.

New Development & Reinvestment Stabilization	New Development and Reinvestment projects are deemed stabilized upon reaching 90.0% billed occupancy of the impacted space. New Development projects are included in the operating portfolio upon the earlier of (i) reaching 90.0% billed occupancy of the impacted space or (ii) one year after the associated assets are placed in service.

NOI Yield	Calculated as the projected incremental NOI as a percentage of the estimated incremental third-party costs of a specified project, net of any project specific credits (lease termination fees or other ancillary credits).

Non-owned Major Tenants	Also known as shadow anchors. Refers to tenants that are situated on parcels that are owned by unrelated third parties, but, due to their location within or immediately adjacent to a shopping center, appear to the consumer as a retail tenant of the shopping center and, as a result, attract additional consumer traffic to the center.

Outparcel(s)
Refers to a portion of a shopping center, separate from the main retail buildings and generally located on the outer edge of a property, which may currently, or in the future, contain one or several freestanding buildings.

Outparcel Development	Construction of a new outparcel. May also refer to the demolition of an existing outparcel building to accommodate the construction of a new outparcel.

Percent Billed	Billed GLA as a percentage of total GLA.

Percent Leased	Leased GLA as a percentage of total GLA.

Supplemental Disclosure - Three Months Ended December 31, 2023	Page 1

GLOSSARY OF TERMS				↩ Table of Contents

Term	Definition
PSF	Per square foot of GLA.

Redevelopment	Larger scale projects that typically involve new construction, reconfiguration, significant remerchandising, and upgrades or demolition of a portion of the shopping center to accommodate new retailers.

Reinvestment Projects	Represents anchor space repositioning, outparcel development, and/or redevelopment projects.

Rent Spread	Represents the percentage change in contractual ABR PSF in the first year of the new lease relative to contractual ABR PSF in the last year of the old lease. Rent spreads are presented only for leases deemed comparable. For purposes of calculating rent spreads, ABR PSF includes the GLA of lessee-owned leasehold improvements.

New Rent Spread	Includes new leases signed on units that were occupied within the prior 12 months. New leases signed on units that have been vacant for longer than 12 months, new leases signed on first generation space, and new leases that are ancillary in nature regardless of term are deemed non-comparable and excluded from New Rent Spreads.

Renewal Rent Spread	Includes renewal leases signed with the same tenant in all or a portion of the same location or that include the expansion into space that was occupied within the prior 12 months. Renewals that include the expansion of an existing tenant into space that has been vacant for longer than 12 months and renewals that are ancillary in nature regardless of term are deemed non-comparable and excluded from Renewal Rent Spreads.

Option Rent Spread	Includes contractual renewal options exercised by tenants in the same location to extend the term of an expiring lease.

Total Rent Spread	Combined spreads for new, renewal, and option leases.

Same Property NOI
A supplemental, non-GAAP performance measure. Please see below for more information on the limitations of non-GAAP performance measures. A reconciliation of net income to Same Property NOI is provided on page 11.
Represents NOI of properties owned for the entirety of both periods and excluding properties under development and completed New Development properties that have been stabilized for less than one year. Same Property NOI excludes income or expense associated with the Company's captive insurance company.

Number of Properties in Same Property NOI Analysis:
		Three Months Ended 12/31/23	Twelve Months Ended 12/31/23
	Total properties in Brixmor Property Group portfolio	362	362
	Acquired properties excluded from Same Property NOI	(1)	(8)
	Additional exclusions (1)	(4)	(9)
	Same Property NOI pool (2)	357	345

(1) Additional exclusions for the three months ended December 31, 2023 and 2022 include four properties that were subject to partial dispositions in 2023 and 2022. Additional exclusions for the twelve months ended December 31, 2023 and 2022 include nine properties that were subject to partial dispositions in 2023 and 2022.
(2) The Same Property NOI pool includes the balance of a shopping center when an outparcel has been acquired or if a partial disposition can be disaggregated from the remaining property. One outparcel acquired in 2023 is excluded from the Same Property NOI pool for the three months ended December 31, 2023, and 2022. Two outparcels acquired in 2022 and one outparcel acquired in 2023 are excluded from the Same Property NOI pool for the twelve months ended December 31, 2023, and 2022.

Small Shop Spaces	Spaces less than 10,000 SF of GLA.

Secured Overnight Financing Rate ("SOFR")	SOFR is a benchmark interest rate for dollar-denominated derivatives and loans that replaced the London Interbank Offered Rate ("LIBOR").

Straight-line Rent
Non-cash revenue recognized related to the GAAP requirement to average a tenant's contractual base rent over the life of the lease. The Company commences recognizing rental revenue based on the date it makes the underlying asset available for use by the tenant. The cumulative difference between rental revenue recognized and contractual payment terms is recognized as deferred rent and included in Receivables, net on the Consolidated Balance Sheets. The Company periodically evaluates the collectability of its receivables related to straight-line rent. Any receivables that are deemed to be uncollectible are recognized as a reduction to straight-line rental income, net.

Year Built	Year of most recent redevelopment or year built if no redevelopment has occurred.

Non-GAAP Performance Measures

The Company presents the non-GAAP performance measures set forth below. These measures should not be considered as alternatives to, or more meaningful than, net income (calculated in accordance with GAAP) or other GAAP financial measures, as an indicator of financial performance and are not alternatives to, or more meaningful than, cash flow from operating activities (calculated in accordance with GAAP) as a measure of liquidity. Non-GAAP performance measures have limitations as they do not include all items of income and expense that affect operations, and accordingly, should always be considered as supplemental financial results to those calculated in accordance with GAAP. The Company’s computation of these non-GAAP performance measures may differ in certain respects from the methodology utilized by other REITs and, therefore, may not be comparable to similarly titled measures presented by such other REITs. Investors are cautioned that items excluded from these non-GAAP performance measures are relevant to understanding and addressing financial performance.

The Company believes that the non-GAAP performance measures it presents are useful to investors for the following reasons:
• EBITDA, EBITDAre, Adjusted • EBITDA & Cash Adjusted EBITDA	Considering the nature of its business as a real estate owner and operator, the Company believes that EBITDA, EBITDAre, Adjusted EBITDA, and Cash Adjusted EBITDA are useful to investors in measuring its operating performance because they exclude items included in net income that do not relate to or are not indicative of the operating performance of the Company’s real estate. The Company believes EBITDA, EBITDAre, Adjusted EBITDA, and Cash Adjusted EBITDA are widely known and understood measures of performance, independent of a company's capital structure and items which can make periodic and peer analyses of performance more difficult, and that these metrics can provide investors with a more consistent basis by which to compare the Company with its peers.

• Nareit FFO	Considering the nature of its business as a real estate owner and operator, the Company believes that Nareit FFO is useful to investors in measuring its operating and financial performance because the definition excludes items included in net income that do not relate to or are not indicative of the Company’s operating and financial performance, such as depreciation and amortization related to real estate, and items which can make periodic and peer analyses of operating and financial performance more difficult, such as gains and losses from the sale of certain real estate assets and impairment write-downs of certain real estate assets.

• NOI and Same Property NOI	Considering the nature of its business as a real estate owner and operator, the Company believes that NOI is useful to investors in measuring the operating performance of its portfolio because the definition excludes various items included in net income that do not relate to, or are not indicative of, the operating performance of the Company’s properties, such as lease termination fees, straight-line rental income, net, accretion of below-market leases, net of amortization of above-market leases and tenant inducements, straight-line ground rent expense, net, income or expense associated with the Company's captive insurance company, depreciation and amortization, impairment of real estate assets, general and administrative expense, and other income and expense (including interest expense and gain on sale of real estate assets). The Company believes that Same Property NOI is also useful to investors because it further eliminates disparities in NOI by only including NOI of properties owned for the entirety of both periods presented and excluding properties under development and completed New Development properties that have been stabilized for less than one year and therefore provides a more consistent metric for comparing the operating performance of the Company's real estate between periods.

Supplemental Disclosure - Three Months Ended December 31, 2023	Page 2

RESULTS OVERVIEW & GUIDANCE					↩ Table of Contents
Unaudited, dollars in thousands, except per share and per square foot amounts

	Three Months Ended		Twelve Months Ended
Summary Financial Results	12/31/23	12/31/22	12/31/23	12/31/22
Total revenues (page 6)	$ 316,485	$ 308,569	$ 1,245,036	$ 1,218,074
Net income (page 6)	72,697	107,155	305,087	354,193
Net income per diluted share (page 6)	0.24	0.35	1.01	1.17
NOI (page 10)	223,233	219,362	887,742	870,961
EBITDA (page 7)	210,039	246,884	860,710	894,020
EBITDAre (page 7)	203,637	197,115	813,107	788,181
Adjusted EBITDA (page 7)	203,695	197,108	809,007	790,018
Cash Adjusted EBITDA (page 7)	193,962	189,454	776,325	757,927
Nareit FFO (page 8)	154,669	146,956	615,572	588,915
Nareit FFO per diluted share (page 8)	0.51	0.49	2.04	1.95
Items that impact FFO comparability, net per share (page 8)	(0.00)	0.00	0.01	(0.01)
Dividends declared per share (page 8)	0.2725	0.2600	1.0525	0.9800
Dividend payout ratio (as % of Nareit FFO) (page 8)	53.0%	53.1%	51.4%	49.9%

	Three Months Ended
Summary Operating and Financial Ratios	12/31/23	9/30/23	6/30/23	3/31/23	12/31/22
NOI margin (page 10)	72.9%	74.2%	73.5%	73.4%	73.0%
Same property NOI performance (page 11) (1)	3.1%	4.8%	2.7%	4.9%	7.3%
Fixed charge coverage, current quarter annualized (page 13)	4.3x	4.3x	4.3x	4.2x	4.1x
Fixed charge coverage, trailing twelve months (page 13)	4.2x	4.2x	4.1x	4.1x	4.1x
Net principal debt to Adjusted EBITDA, current quarter annualized (page 13) (2)	6.0x	6.1x	6.1x	6.1x	6.4x
Net principal debt to Adjusted EBITDA, trailing twelve months (page 13) (2)	6.1x	6.1x	6.1x	6.2x	6.4x

Outstanding Classes of Stock	As of 12/31/23	As of 9/30/23	As of 6/30/23	As of 3/31/23	As of 12/31/22
Common shares outstanding (page 13)	300,596	300,596	300,593	300,548	299,916

	Three Months Ended
Summary Acquisitions and Dispositions	12/31/23	9/30/23	6/30/23	3/31/23	12/31/22
Aggregate purchase price of acquisitions (page 17)	$ 400	$ —	$ 1,803	$ —	$ —
Aggregate sale price of dispositions (page 18)	21,576	16,975	26,771	124,550	112,800
NOI adjustment for acquisitions and dispositions, net (3)	(129)

Summary Portfolio Statistics (4)	As of 12/31/23	As of 9/30/23	As of 6/30/23	As of 3/31/23	As of 12/31/22
Number of properties (page 27)	362	364	365	367	373
Percent billed (page 27)	90.6%	90.0%	90.4%	90.0%	90.2%
Percent leased (page 27)	94.7%	93.9%	94.1%	94.0%	93.8%
ABR PSF (page 27)	$ 16.88	$ 16.77	$ 16.60	$ 16.46	$ 16.19
New lease rent spread (page 30)	37.4%	52.7%	22.4%	43.4%	43.8%
New & renewal lease rent spread (page 30)	19.6%	22.3%	15.4%	19.2%	18.3%
Total - new, renewal & option lease rent spread (page 30)	15.6%	17.5%	12.9%	14.9%	14.8%
Total - new, renewal & option GLA (page 30)	2,679,220	2,733,476	2,302,495	2,453,972	2,589,069

2024 Guidance	Current
Nareit FFO per diluted share	$2.06 - $2.10
Same property NOI performance	2.50% - 3.50%

(1) Reflects same property NOI as reported for the specified period.
(2) Net principal debt is as of the end of each specified period.
(3) Represents an estimate of the incremental NOI that the Company would have recognized if the assets that were acquired during the quarter had been owned for the full quarter, adjusted for one-time items, net of NOI recognized during the quarter for the assets that were disposed of during the quarter.
(4) Reflects portfolio statistics as reported for the specified period.

Supplemental Disclosure - Three Months Ended December 31, 2023	Page 3

>	FINANCIAL SUMMARY

Supplemental Disclosure
Three Months Ended December 31, 2023

CONSOLIDATED BALANCE SHEETS			↩ Table of Contents
Unaudited, dollars in thousands, except share information

	As of	As of
	12/31/23	12/31/22
Assets
Real estate
Land	$1,794,011	$1,820,358
Buildings and tenant improvements	8,570,874	8,405,969
Construction in progress	126,007	129,310
Lease intangibles	504,995	542,714
	10,995,887	10,898,351
Accumulated depreciation and amortization	(3,198,980)	(2,996,759)
Real estate, net	7,796,907	7,901,592
Cash and cash equivalents	866	16,492
Restricted cash	18,038	4,767
Marketable securities	19,914	21,669
Receivables, net	278,775	264,146
Deferred charges and prepaid expenses, net	164,061	154,141
Real estate assets held for sale	—	10,439
Other assets	54,155	62,684
Total assets	$8,332,716	$8,435,930

Liabilities
Debt obligations, net	$4,933,525	$5,035,501
Accounts payable, accrued expenses and other liabilities	548,890	535,419
Total liabilities	5,482,415	5,570,920

Equity
Common stock, $0.01 par value; authorized 3,000,000,000 shares;
309,723,386 and 309,042,754 shares issued and 300,596,394 and 299,915,762
shares outstanding	3,006	2,999
Additional paid-in capital	3,310,590	3,299,496
Accumulated other comprehensive income (loss)	(2,700)	8,851
Distributions in excess of net income	(460,595)	(446,336)
Total equity	2,850,301	2,865,010
Total liabilities and equity	$8,332,716	$8,435,930

Supplemental Disclosure - Three Months Ended December 31, 2023	Page 5

CONSOLIDATED STATEMENTS OF OPERATIONS				↩ Table of Contents
Unaudited, dollars in thousands, except per share amounts

	Three Months Ended		Twelve Months Ended
	12/31/23	12/31/22	12/31/23	12/31/22
Revenues
Rental income	$316,404	$308,459	$1,243,844	$1,217,362
Other revenues	81	110	1,192	712
Total revenues	316,485	308,569	1,245,036	1,218,074

Operating expenses
Operating costs	39,815	38,816	146,473	141,408
Real estate taxes	42,961	42,260	173,517	170,383
Depreciation and amortization	89,470	90,599	362,277	344,731
Impairment of real estate assets	—	1,127	17,836	5,724
General and administrative	30,260	30,429	117,128	117,225
Total operating expenses	202,506	203,231	817,231	779,471

Other income (expense)
Dividends and interest	321	116	666	314
Interest expense	(47,204)	(48,493)	(190,733)	(192,427)
Gain on sale of real estate assets	6,402	50,896	65,439	111,563
Gain (loss) on extinguishment of debt, net	—	—	4,356	(221)
Other	(801)	(702)	(2,446)	(3,639)
Total other income (expense)	(41,282)	1,817	(122,718)	(84,410)

Net income	$72,697	$107,155	$305,087	$354,193

Net income per common share:
Basic	$0.24	$0.36	$1.01	$1.18
Diluted	$0.24	$0.35	$1.01	$1.17
Weighted average shares:
Basic	301,022	300,474	300,977	299,938
Diluted	302,430	302,258	302,376	301,742

Supplemental Disclosure - Three Months Ended December 31, 2023	Page 6

EBITDA				↩ Table of Contents
Unaudited, dollars in thousands

	Three Months Ended		Twelve Months Ended
	12/31/23	12/31/22	12/31/23	12/31/22

Net income	$72,697	$107,155	$305,087	$354,193
Interest expense	47,204	48,493	190,733	192,427
Federal and state taxes	668	637	2,613	2,669
Depreciation and amortization	89,470	90,599	362,277	344,731
EBITDA	210,039	246,884	860,710	894,020
Gain on sale of real estate assets	(6,402)	(50,896)	(65,439)	(111,563)
Impairment of real estate assets	—	1,127	17,836	5,724
EBITDAre	$203,637	$197,115	$813,107	$788,181

EBITDAre	$203,637	$197,115	$813,107	$788,181
Transaction expenses, net	58	(9)	256	1,122
Litigation and other non-routine legal expenses	—	2	—	494
(Gain) loss on extinguishment of debt, net	—	—	(4,356)	221
Total adjustments	58	(7)	(4,100)	1,837
Adjusted EBITDA	$203,695	$197,108	$809,007	$790,018

Adjusted EBITDA	$203,695	$197,108	$809,007	$790,018
Straight-line rental income, net (1)	(6,988)	(5,575)	(23,498)	(23,458)
Accretion of below-market leases, net of amortization of above-market leases and tenant inducements	(2,739)	(2,072)	(9,153)	(8,793)
Straight-line ground rent expense, net (2)	(6)	(7)	(31)	160
Total adjustments	(9,733)	(7,654)	(32,682)	(32,091)
Cash Adjusted EBITDA	$193,962	$189,454	$776,325	$757,927

(1) For more information regarding straight-line rental income reversals and re-establishments please see page 8, footnote 1.
(2) Straight-line ground rent expense, net is included in Operating costs on the Consolidated Statements of Operations.

Supplemental Disclosure - Three Months Ended December 31, 2023	Page 7

FUNDS FROM OPERATIONS (FFO)				↩ Table of Contents
Unaudited, dollars in thousands, except per share amounts

	Three Months Ended		Twelve Months Ended
	12/31/23	12/31/22	12/31/23	12/31/22

Net income	$72,697	$107,155	$305,087	$354,193
Depreciation and amortization related to real estate	88,374	89,570	358,088	340,561
Gain on sale of real estate assets	(6,402)	(50,896)	(65,439)	(111,563)
Impairment of real estate assets	—	1,127	17,836	5,724
Nareit FFO	$154,669	$146,956	$615,572	$588,915

Nareit FFO per diluted share	$0.51	$0.49	$2.04	$1.95
Weighted average diluted shares outstanding	302,430	302,258	302,376	301,742

Items that impact FFO comparability
Transaction expenses, net	$(58)	$9	$(256)	$(1,122)
Litigation and other non-routine legal expenses	—	(2)	—	(494)
Gain (loss) on extinguishment of debt, net	—	—	4,356	(221)
Total items that impact FFO comparability	$(58)	$7	$4,100	$(1,837)
Items that impact FFO comparability, net per share	$(0.00)	$0.00	$0.01	$(0.01)

Additional Disclosures
Straight-line rental income, net (1)	$6,988	$5,575	$23,498	$23,458
Accretion of below-market leases, net of amortization of above-market leases and tenant inducements	2,739	2,072	9,153	8,793
Straight-line ground rent expense, net (2)	6	7	31	(160)

Dividends declared per share	$0.2725	$0.260	$1.0525	$0.980
Dividends declared	$81,913	$77,978	$316,364	$293,755
Dividend payout ratio (as % of Nareit FFO)	53.0%	53.1%	51.4%	49.9%

(1) Includes straight-line rental income reversals and re-establishments of $0.6 million and ($1.0 million) during the three months ended December 31, 2023 and 2022, respectively. Includes straight-line rental income reversals and re-establishments of ($0.4 million) and ($1.2 million) during the twelve months ended December 31, 2023 and 2022, respectively.
(2) Straight-line ground rent expense, net is included in Operating costs on the Consolidated Statements of Operations.

Supplemental Disclosure - Three Months Ended December 31, 2023	Page 8

SUPPLEMENTAL BALANCE SHEET DETAIL			↩ Table of Contents
Unaudited, dollars in thousands

	As of	As of
	12/31/23	12/31/22

Receivables, net
Straight-line rent receivable, net	$180,810	$159,823
Tenant receivables, net	90,161	97,825
Other	7,804	6,498
Total receivables, net	$278,775	$264,146

Deferred charges and prepaid expenses, net
Deferred charges, net	$141,816	$132,283
Prepaid expenses, net	22,245	21,858
Total deferred charges and prepaid expenses, net	$164,061	$154,141

Other assets
Right-of-use asset	$32,350	$35,754
Furniture, fixtures and leasehold improvements, net	14,120	13,800
Interest rate swaps	4,364	9,640
Other	3,321	3,490
Total other assets	$54,155	$62,684

Accounts payable, accrued expenses and other liabilities
Accounts payable and other accrued expenses	$289,215	$269,286
Below market leases, net	82,583	96,837
Dividends payable	85,692	81,633
Lease liability	36,105	39,923
Interest rate swaps	6,877	—
Other	48,418	47,740
Total accounts payable, accrued expenses and other liabilities	$548,890	$535,419

Supplemental Disclosure - Three Months Ended December 31, 2023	Page 9

NOI & SUPPLEMENTAL STATEMENT OF OPERATIONS DETAIL				↩ Table of Contents
Unaudited, dollars in thousands

	Three Months Ended		Twelve Months Ended
	12/31/23	12/31/22	12/31/23	12/31/22
Net Operating Income Detail
Base rent	$223,573	$221,469	$891,953	$872,365
Expense reimbursements	75,679	72,552	287,083	272,534
Revenues deemed uncollectible	(1,824)	(2,121)	(5,415)	3,837
Ancillary and other rental income / Other revenues	6,560	6,661	24,821	24,835
Percentage rents	2,027	1,884	9,321	9,021
Operating costs	(39,821)	(38,823)	(146,504)	(141,248)
Real estate taxes	(42,961)	(42,260)	(173,517)	(170,383)
Net operating income	$223,233	$219,362	$887,742	$870,961

Operating Ratios
NOI margin (NOI / revenues)	72.9%	73.0%	73.5%	73.6%
Expense recovery ratio (expense reimbursements / (operating costs + real estate taxes))	91.4%	89.5%	89.7%	87.5%

Reconciliation of Net Income to Net Operating Income
Net income	$72,697	$107,155	$305,087	$354,193
Lease termination fees	(743)	(477)	(4,622)	(3,231)
Straight-line rental income, net (1)	(6,988)	(5,575)	(23,498)	(23,458)
Accretion of below-market leases, net of amortization of above-market leases and tenant inducements	(2,739)	(2,072)	(9,153)	(8,793)
Straight-line ground rent expense, net (2)	(6)	(7)	(31)	160
Depreciation and amortization	89,470	90,599	362,277	344,731
Impairment of real estate assets	—	1,127	17,836	5,724
General and administrative	30,260	30,429	117,128	117,225
Total other (income) expense	41,282	(1,817)	122,718	84,410
Net operating income	$223,233	$219,362	$887,742	$870,961

Supplemental Statement of Operations Detail
Rental income
Base rent	$223,573	$221,469	$891,953	$872,365
Expense reimbursements	75,679	72,552	287,083	272,534
Revenues deemed uncollectible	(1,824)	(2,121)	(5,415)	3,837
Lease termination fees	743	477	4,622	3,231
Straight-line rental income, net (1)	6,988	5,575	23,498	23,458
Accretion of below-market leases, net of amortization of above-market leases and tenant inducements	2,739	2,072	9,153	8,793
Ancillary and other rental income	6,479	6,551	23,629	24,123
Percentage rents	2,027	1,884	9,321	9,021
Total rental income	$316,404	$308,459	$1,243,844	$1,217,362

Other revenues	$81	$110	$1,192	$712

Interest expense
Note interest	$40,832	$42,655	$165,656	$170,870
Unsecured credit facility and term loan interest	6,581	5,669	25,308	20,489
Capitalized interest	(1,160)	(866)	(4,147)	(3,081)
Deferred financing cost amortization	1,697	1,751	6,860	7,012
Debt premium and discount accretion, net	(746)	(716)	(2,944)	(2,863)
Total interest expense	$47,204	$48,493	$190,733	$192,427

Other
Federal and state taxes	$668	$637	$2,613	$2,669
Other	133	65	(167)	970
Total other	$801	$702	$2,446	$3,639

Additional General and Administrative Disclosures
Capitalized construction compensation costs	$4,817	$4,626	$18,455	$17,528
Capitalized leasing legal costs (3)	1,264	970	4,550	4,095
Capitalized leasing commission costs	2,044	1,901	7,899	7,886
Equity compensation expense, net	6,218	6,993	20,777	23,407

(1) For more information regarding straight-line rental income reversals and re-establishments please see page 8, footnote 1.
(2) Straight-line ground rent expense, net is included in Operating costs on the Consolidated Statements of Operations.
(3) Capitalized leasing legal costs represent incremental direct costs associated with the execution of a lease.

Supplemental Disclosure - Three Months Ended December 31, 2023	Page 10

SAME PROPERTY NOI ANALYSIS					↩ Table of Contents
Unaudited, dollars in thousands

	Three Months Ended			Twelve Months Ended
	12/31/23	12/31/22	Change	12/31/23	12/31/22	Change
Same Property NOI Analysis
Number of properties	357	357	—	345	345	—
Percent billed	90.6%	90.2%	0.4%	90.6%	90.4%	0.2%
Percent leased	94.7%	93.9%	0.8%	94.7%	94.1%	0.6%

Revenues
Base rent	$221,287	$215,399		$847,190	$811,943
Expense reimbursements	74,683	70,079		266,957	251,991
Revenues deemed uncollectible	(1,895)	(1,908)		(5,095)	4,484
Ancillary and other rental income / Other revenues	6,498	6,502		23,408	23,476
Percentage rents	2,012	1,829		9,187	8,832
	302,585	291,901	3.7%	1,141,647	1,100,726	3.7%
Operating expenses
Operating costs	(40,012)	(37,351)		(137,863)	(130,292)
Real estate taxes	(42,267)	(40,816)		(157,636)	(157,024)
	(82,279)	(78,167)	5.3%	(295,499)	(287,316)	2.8%
Same property NOI	$220,306	$213,734	3.1%	$846,148	$813,410	4.0%

NOI margin	72.8%	73.2%		74.1%	73.9%
Expense recovery ratio	90.8%	89.7%		90.3%	87.7%

Percent Contribution to Same Property NOI Performance:
	Change	Percent Contribution		Change	Percent Contribution
Base rent	$5,888	2.8%		$35,247	4.3%
Revenues deemed uncollectible	13	0.0%		(9,579)	(1.1)%
Net expense reimbursements	492	0.2%		6,783	0.8%
Ancillary and other rental income / Other revenues	(4)	(0.0)%		(68)	(0.0)%
Percentage rents	183	0.1%		355	0.0%
		3.1%			4.0%

Reconciliation of Net Income to Same Property NOI
Net income	$72,697	$107,155		$305,087	$354,193
Adjustments:
Non-same property NOI	(2,927)	(5,628)		(41,594)	(57,551)
Lease termination fees	(743)	(477)		(4,622)	(3,231)
Straight-line rental income, net	(6,988)	(5,575)		(23,498)	(23,458)
Accretion of below-market leases, net of amortization of above-market leases and tenant inducements	(2,739)	(2,072)		(9,153)	(8,793)
Straight-line ground rent expense, net	(6)	(7)		(31)	160
Depreciation and amortization	89,470	90,599		362,277	344,731
Impairment of real estate assets	—	1,127		17,836	5,724
General and administrative	30,260	30,429		117,128	117,225
Total other (income) expense	41,282	(1,817)		122,718	84,410
Same property NOI	$220,306	$213,734		$846,148	$813,410

Supplemental Disclosure - Three Months Ended December 31, 2023	Page 11

CAPITAL EXPENDITURES				↩ Table of Contents
Unaudited, dollars in thousands

	Three Months Ended		Twelve Months Ended
	12/31/23	12/31/22	12/31/23	12/31/22
Leasing related:
Tenant improvements and tenant inducements	$23,106	$20,493	$86,385	$74,640
External leasing commissions	5,310	3,999	15,579	14,002
	28,416	24,492	101,964	88,642

Maintenance capital expenditures	17,538	23,665	58,792	72,076
Total leasing related and maintenance capital expenditures	$45,954	$48,157	$160,756	$160,718

Value-enhancing:
Anchor space repositionings	$13,348	$4,741	$44,726	$30,183
Outparcel developments	1,841	3,311	7,294	11,122
Redevelopments	21,879	33,395	112,376	106,470
New development	—	16	—	357
Other (1)	7,166	6,247	23,943	26,087
Total value-enhancing capital expenditures	$44,234	$47,710	$188,339	$174,219

(1) Includes, but is not limited to, minor value-enhancing projects, LED lighting upgrades, and solar array installations.

Supplemental Disclosure - Three Months Ended December 31, 2023	Page 12

CAPITALIZATION, LIQUIDITY & DEBT RATIOS				↩ Table of Contents
Unaudited, dollars and shares in thousands except per share amounts

			As of	As of
			12/31/23	12/31/22
Equity Capitalization:
Common shares outstanding			300,596	299,916
Common share price			$23.27	$22.67
Total equity capitalization			$6,994,869	$6,799,096

Debt:
Revolving credit facility			$18,500	$125,000
Term loan facility			500,000	300,000
Unsecured notes			4,418,805	4,618,453
Total principal debt			4,937,305	5,043,453
Add: Net unamortized premium			20,974	23,787
Less: Deferred financing fees			(24,754)	(31,739)
Total debt			4,933,525	5,035,501
Less: Cash, cash equivalents and restricted cash			(18,904)	(21,259)
Net debt			$4,914,621	$5,014,242

Total market capitalization			$11,909,490	$11,813,338

Liquidity:
Cash and cash equivalents and restricted cash			$18,904	$21,259
Available under Revolving Credit Facility (1)			1,230,074	1,124,475
Available under Term Loan Facility (2)			—	200,000
			$1,248,978	$1,345,734

Ratios:
Principal debt to total market capitalization			41.5%	42.7%
Principal debt to total assets, before depreciation			42.8%	44.1%
Unencumbered assets to unsecured debt			2.3x	2.3x
Net principal debt to Adjusted EBITDA, current quarter annualized (3)			6.0x	6.4x
Net principal debt to Adjusted EBITDA, trailing twelve months (3)			6.1x	6.4x
Interest coverage, current quarter annualized (Adjusted EBITDA / interest expense)			4.3x	4.1x
Interest coverage, trailing twelve months (Adjusted EBITDA / interest expense)			4.2x	4.1x
Fixed charge coverage, current quarter annualized (Adjusted EBITDA / (interest expense + scheduled principal payments))			4.3x	4.1x
Fixed charge coverage, trailing twelve months (Adjusted EBITDA / (interest expense + scheduled principal payments))			4.2x	4.1x

			As of	As of
			12/31/23	12/31/22
Percentage of total debt: (4)
Fixed			99.6%	97.5%
Variable			0.4%	2.5%
Unencumbered summary:
Percent of properties, ABR and NOI			100.0%	100.0%
Weighted average maturity (years):
Fixed			4.1	5.0
Variable			2.5	3.5
Total			4.1	4.9

Credit Ratings & Outlook: (5)

Fitch Ratings	BBB	Stable
Moody's Investors Service	Baa3	Stable
S&P Global Ratings	BBB	Stable

(1) Funds available under the Revolving Credit Facility are reduced by outstanding letters of credit totaling $1.4 million.
(2) Funds available under the Term Loan Facility as of December 31, 2022 represent a $200.0 million delayed draw term loan, which was drawn on April 24, 2023.
(3) Net principal debt is as of the end of each specified period.
(4) Includes the impact of the Company's interest rate swap agreements.
(5) As of February 12, 2024.

Supplemental Disclosure - Three Months Ended December 31, 2023	Page 13

DEBT OBLIGATIONS			↩ Table of Contents
Unaudited, dollars in thousands

Maturity Schedule - Debt Obligations
Year	Maturities	Weighted Average Stated Interest Rate (1)
2024	$300,352	3.65%
2025	700,000	3.85%
2026	626,042	4.23%
2027	900,000	3.94%
2028	357,708	2.35%
2029	753,203	4.14%
2030	800,000	4.05%
2031	500,000	2.50%
Total Debt Obligations	$4,937,305	3.73%

Net unamortized premium	20,974
Deferred financing costs	(24,754)
Debt Obligations, Net	$4,933,525

Summary of Outstanding Debt Obligations

	Outstanding	Weighted Average	Maturity	Percent of
Loan	Principal Balance	Stated Interest Rate (1)	Date	Total Indebtedness
Fixed Rate Debt:
Term Loan Facility (Adjusted SOFR + 95 basis points) (2)(3)	$500,000	3.98%	7/26/27	10.13%

Unsecured Notes
3.65% 2024 Brixmor OP Notes	300,352	3.65%	6/15/24	6.08%
3.85% 2025 Brixmor OP Notes	700,000	3.85%	2/1/25	14.18%
4.13% 2026 Brixmor OP Notes	600,000	4.13%	6/15/26	12.15%
7.97% 2026 Brixmor LLC Notes	694	7.97%	8/14/26	0.01%
7.65% 2026 Brixmor LLC Notes	6,100	7.65%	11/2/26	0.12%
7.68% 2026 Brixmor LLC Notes I	748	7.68%	11/2/26	0.02%
3.90% 2027 Brixmor OP Notes	400,000	3.90%	3/15/27	8.10%
6.90% 2028 Brixmor LLC Notes I	2,222	6.90%	2/15/28	0.05%
6.90% 2028 Brixmor LLC Notes II	5,486	6.90%	2/15/28	0.11%
2.25% 2028 Brixmor OP Notes	350,000	2.25%	4/1/28	7.09%
4.13% 2029 Brixmor OP Notes	750,000	4.13%	5/15/29	15.19%
7.50% 2029 Brixmor LLC Notes	3,203	7.50%	7/30/29	0.07%
4.05% 2030 Brixmor OP Notes	800,000	4.05%	7/1/30	16.20%
2.50% 2031 Brixmor OP Notes	500,000	2.50%	8/16/31	10.13%
Total Fixed Rate Unsecured Notes	4,418,805	3.70%		89.50%

Total Fixed Rate Debt	$4,918,805	3.72%		99.63%

Variable Rate Debt:
Revolving Credit Facility (Adjusted SOFR + 85 basis points)	$18,500	6.33%	6/30/26	0.37%

Total Variable Rate Debt	$18,500	6.33%		0.37%

Total Debt Obligations	$4,937,305	3.73%		100.00%

Net unamortized premium	20,974
Deferred financing costs	(24,754)
Debt Obligations, Net	$4,933,525

(1) Weighted average stated interest rate includes the impact of the Company's interest rate swap agreements.
(2) Effective June 1, 2022, $300.0 million of the Term Loan Facility is swapped from Adjusted SOFR to a fixed, combined rate of 2.59% (plus a spread, currently 95 basis points) through July 26, 2024. Effective July 26, 2024, $300.0 million of the Term Loan Facility is swapped from SOFR to a fixed, combined rate of 4.08% (plus a spread, currently 95 basis points, and SOFR adjustment of 10 basis points) through the maturity of the loan on July 26, 2027.
(3) Effective May 1, 2023, $200.0 million of the Term Loan Facility is swapped from SOFR to a fixed, combined rate of 3.59% (plus a spread, currently 95 basis points, and SOFR adjustment of 10 basis points) through the maturity of the loan on July 26, 2027.

In December 2023, the Company entered into three forward-starting interest rate swap agreements with an aggregate notional amount of $150.0 million and a fixed, combined rate of 3.44%, subject to a variable spread adjustment upon debt issuance, to hedge against changes in future cash flows resulting from changes in interest rates from the trade date through the forecasted issuance date of long-term debt.

Supplemental Disclosure - Three Months Ended December 31, 2023	Page 14

COVENANT DISCLOSURE			↩ Table of Contents
Unaudited, dollars in thousands

Unsecured OP Notes Covenant Disclosure
	Covenants	12/31/23

I. Aggregate debt test	< 65%	44.0%
Total Debt		4,933,525
Total Assets		11,220,572

II. Secured debt test (1)	< 40%	N/A
Total Secured Debt (1)		—
Total Assets		11,220,572

III. Unencumbered asset ratio	> 150%	227.4%
Total Unencumbered Assets		11,220,572
Unsecured Debt		4,933,525

		Prior Twelve Months	Prior Six Months, Annualized
IV. Debt service test (2)	> 1.5x	4.3x	4.3x
Consolidated EBITDA		809,007	810,062
Annual Debt Service Charge		186,624	186,272

(1) The Company had no secured debt as of December 31, 2023.
(2) For the OP's 2.250% 2028 Notes, 4.050% 2030 Notes, and 2.500% 2031 Notes, the covenant calculation reference period for calculating EBITDA and Debt Service Charge is the most recent twelve months for which it reported financial results. For all other OP Notes, the reference period is the most recent six months for which it reported financial results, annualized.

For detailed descriptions of the unsecured OP notes covenant calculations and definitions of capitalized terms please refer to the Prospectus Supplement filed by the OP with the Securities and Exchange Commission on August 11, 2021 and the notes and indenture incorporated therein by reference.

Unsecured Credit Facility Covenant Disclosure
	Covenants	12/31/23

I. Leverage ratio	< 60%	35.5%
Total Outstanding Indebtedness		4,937,305
Balance Sheet Cash (1)		29,577
Total Asset Value		13,806,682

II. Secured leverage ratio (2)	< 40%	N/A
Total Secured Indebtedness (2)		—
Balance Sheet Cash (1)		29,577
Total Asset Value		13,806,682

III. Unsecured leverage ratio	< 60%	35.7%
Total Unsecured Indebtedness		4,937,305
Unrestricted Cash (3)		11,539
Unencumbered Asset Value		13,806,682

IV. Fixed charge coverage ratio	> 1.5x	4.7x
Total Net Operating Income		896,884
Capital Expenditure Reserve		9,669
Fixed Charges		186,894

(1) Balance Sheet Cash consists of the OP's Cash and cash equivalents, Restricted cash, and certain Marketable securities.
(2) The Company had no secured indebtedness as of December 31, 2023.
(3) Unrestricted Cash consists of the OP's Cash and cash equivalents and certain Marketable securities.

For detailed descriptions of the Unsecured Credit Facility covenant calculations and definitions of capitalized terms please refer to the Third Amended and Restated Revolving Credit and Term Loan Agreement, dated as of April 28, 2022 filed as Exhibit 10.1 to Form 10-Q, filed with the Securities and Exchange Commission on May 2, 2022.

Supplemental Disclosure - Three Months Ended December 31, 2023	Page 15

>	INVESTMENT SUMMARY

Supplemental Disclosure
Three Months Ended December 31, 2023

ACQUISITIONS							↩ Table of Contents
Dollars in thousands, except ABR PSF

Property Name	CBSA	Purchase Date	Purchase Price	GLA / Acres (1)	Percent Leased (1)	ABR PSF (1)(2)	Major Tenants (1)(3)

There were no acquisitions completed during the three months ended March 31, 2023.

Three Months Ended June 30, 2023
Land at Aurora Plaza (4)	Denver-Aurora-Lakewood, CO	4/24/23	$1,803	16.1 Acres	—%	N/A	-
			$1,803	16.1 Acres

There were no acquisitions completed during the three months ended September 30, 2023.

Three Months Ended December 31, 2023
Land at Paradise Pavilion	Milwaukee-Waukesha, WI	11/29/23	$400	0.4 Acres	—%	N/A	-
			$400	0.4 Acres

	TOTAL - TWELVE MONTHS ENDED DECEMBER 31, 2023		$2,203	16.5 Acres

(1) Data presented is as of the quarter end subsequent to the acquisition date.
(2) ABR PSF excludes the GLA of lessee-owned leasehold improvements.
(3) As of June 30, 2023, Major Tenants are defined as any grocer and all National / Regional anchor tenants. Major tenants exclude non-owned major tenants.
(4) Brixmor terminated a ground lease and acquired the associated land parcel.

Supplemental Disclosure - Three Months Ended December 31, 2023	Page 17

DISPOSITIONS							↩ Table of Contents
Dollars in thousands, except ABR PSF

Property Name	CBSA	Sale Date	Sale Price	GLA / Acres (1)	Percent Leased (1)	ABR PSF (1)(2)	Major Tenants (1)(3)

Three Months Ended March 31, 2023
The Plaza at Salmon Run	Watertown-Fort Drum, NY	1/12/23	$9,100	68,761	94.1%	$11.48	Hannaford Bros. (Ahold Delhaize)
Park Hills Plaza - Mattress Firm (4)	Altoona, PA	1/20/23	1,800	5,897	100.0%	22.00	-
Augusta West Plaza	Augusta-Richmond County, GA-SC	2/8/23	15,000	170,681	99.2%	8.49	At Home, Citi Trends, Dollar Tree, Octapharma
Groton Square	Norwich-New London, CT	2/24/23	31,250	196,802	96.2%	13.05	Super Stop & Shop (Ahold Delhaize), Kohl's
Kinston Pointe	Kinston, NC	3/14/23	13,900	250,580	100.0%	4.64	Walmart Supercenter, Citi Trends, Dollar Tree
Bethel Park Shopping Center	Pittsburgh, PA	3/20/23	31,000	202,349	98.3%	12.02	Giant Eagle, Pep Boys, Walmart
Marketplace	Tulsa, OK	3/22/23	20,200	193,276	100.0%	10.77	Basset Home Furnishings, Boot Barn, Conn's, David's Bridal, JOANN, Northern Tool + Equipment, Party City, PetSmart
Briggsmore Plaza - Taco Bell (4)	Modesto, CA	3/30/23	2,300	3,000	100.0%	32.40	-
			$124,550	1,091,346

Three Months Ended June 30, 2023
Park Hills Plaza - Panda Express (4)	Altoona, PA	4/26/23	$1,980	2,200	100.0%	N/A	-
Park Hills Plaza - Red Robin (4)	Altoona, PA	5/19/23	2,000	4,402	100.0%	29.99	-
Arbor - Broadway Faire - former United Artist Theatre (4)	Fresno, CA	6/15/23	3,600	39,983	—%	N/A	-
The Manchester Collection - Crossroads II (4)	Hartford-East Hartford-Middletown, CT	6/15/23	2,375	14,867	100.0%	12.58	-
Spring Mall	Milwaukee-Waukesha, WI	6/20/23	3,700	45,920	31.3%	10.01	-
Tuckernuck Square - Starbucks (4)	Richmond, VA	6/22/23	2,116	2,210	100.0%	53.85	-
Elk Grove Town Center	Chicago-Naperville-Elgin, IL-IN-WI	6/29/23	11,000	47,704	100.0%	22.22	Dollar Tree
			$26,771	157,286

Three Months Ended September 30, 2023
Tuckernuck Square	Richmond, VA	7/25/23	$14,525	86,010	93.0%	$16.74	2nd & Charles, Chuck E. Cheese's
Park Hills Plaza - Denny's (4)	Altoona, PA	8/17/23	2,450	5,290	100.0%	29.30	-
			$16,975	91,300

Three Months Ended December 31, 2023
Crossroads	Charlotte-Concord-Gastonia, NC-SC	12/22/23	$2,785	11,114	100.0%	N/A	Olive Garden
Rollins Crossing (4)	Chicago-Naperville-Elgin, IL-IN-WI	12/28/23	2,215	72,621	100.0%	N/A	-
Haymarket Square	Des Moines-West Des Moines, IA	12/29/23	16,576	269,705	73.9%	8.34	Big Lots, Dollar Tree, Genesis Health Club, Northern Tool + Equipment, Office Depot
			$21,576	353,440

	TOTAL - TWELVE MONTHS ENDED DECEMBER 31, 2023		$189,872	1,693,372

(1) Data presented is as of the quarter end prior to the sale date.
(2) ABR PSF excludes the GLA of lessee-owned leasehold improvements.
(3) As of June 30, 2023, Major Tenants are defined as any grocer and all National / Regional anchor tenants. Major tenants exclude non-owned major tenants.
(4) Represents partial sale of property. Data presented reflects only the portion of property sold.

Supplemental Disclosure - Three Months Ended December 31, 2023	Page 18

ANCHOR SPACE REPOSITIONING SUMMARY	↩ Table of Contents
Dollars in thousands

Property Name	CBSA	Description

IN PROCESS ANCHOR SPACE REPOSITIONINGS
New Projects Added To In Process Pipeline During The Three Months Ended December 31, 2023
1	Rivercrest Shopping Center	Chicago-Naperville-Elgin, IL-IN-WI	Remerchandise former Best Buy with a 55K SF Tony's Fresh Market

In Process Projects
2	Springdale	Mobile, AL	Remerchandise former Michaels with a 10K SF Five Below and additional retailers
3	Cudahy Plaza	Los Angeles-Long Beach-Anaheim, CA	Remerchandise former Big Lots with a 26K SF Sprouts Farmers Market
4	Gateway Plaza	Los Angeles-Long Beach-Anaheim, CA	Remerchandise former Party City with an 11K SF Five Below and additional retailers
5	Carmen Plaza	Oxnard-Thousand Oaks-Ventura, CA	Remerchandise former 24 Hour Fitness with a 37K SF specialty grocer
6	Arapahoe Crossings	Denver-Aurora-Lakewood, CO	Remerchandise former Stein Mart with a 17K SF Ace Hardware and additional retailers
7	Center of Bonita Springs	Cape Coral-Fort Myers, FL	Remerchandise former Old Time Pottery with a 42K SF Kohl's and a 29K SF Burlington Stores
8	Granada Shoppes	Naples-Marco Island, FL	Remerchandise former Orchard Supply Hardware with a 29K SF HomeSense and a 9K SF Five Below
9	Coastal Way - Coastal Landing - Project I	Tampa-St. Petersburg-Clearwater, FL	Terminate existing Bed Bath & Beyond and remerchandise with a 28K SF Sprouts Farmers Market
10	Coastal Way - Coastal Landing - Project II	Tampa-St. Petersburg-Clearwater, FL	Demolish former Sears to accommodate construction of a 104K SF BJ's Wholesale Club
11	Speedway Super Center	Indianapolis-Carmel-Anderson, IN	Combine adjacent small shop spaces for an 11K SF pOpshelf
12	Arborland Center	Ann Arbor, MI	Remerchandise former Bed Bath & Beyond with a 22K SF Marshalls, a 20K SF HomeGoods and additional retailers
13	Hampton Village Centre	Detroit-Warren-Dearborn, MI	Combine several small shop spaces for a 15K SF Barnes & Noble
14	Redford Plaza	Detroit-Warren-Dearborn, MI	Relocate and rightsize existing Burlington Stores to 30K SF and remerchandise the vacated space with a 15K SF Aaron's and additional retailers
15	Bedford Grove	Manchester-Nashua, NH	Remerchandise former Bed Bath & Beyond with a 29K SF Planet Fitness and additional retailers
16	Parkway Plaza	Binghamton, NY	Remerchandise former PriceRite with a 22K SF Ross Dress for Less and a 15K SF Boot Barn
17	Barn Plaza	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Remerchandise anchor space with a 44K SF Whole Foods Market and an 11K SF Barnes & Noble
18	Bristol Park	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Combine several small shop spaces for a 19K SF Planet Fitness
19	Northshore	Houston-The Woodlands-Sugar Land, TX	Combine adjacent small shop spaces for a 12K SF specialty medical use
20	Windvale Center	Houston-The Woodlands-Sugar Land, TX	Remerchandise former Randall's and adjacent spaces with a 64K SF Tesla showroom and service center

Number of Projects	Net Estimated Costs (1)	Gross Costs to Date	Expected NOI Yield (1)
Total In Process	20	$94,900	$33,300	7% - 14%

Supplemental Disclosure - Three Months Ended December 31, 2023	Page 19

ANCHOR SPACE REPOSITIONING SUMMARY	↩ Table of Contents
Dollars in thousands

Property Name	CBSA	Description

STABILIZED ANCHOR SPACE REPOSITIONINGS

Projects Stabilized During the Three Months Ended December 31, 2023
1	Lompoc Center	Santa Maria-Santa Barbara, CA	Remerchandise former grocer with a 22K SF ALDI, an 18K SF Old Navy, and a 15K SF Boot Barn
2	Westridge Court - Project II	Chicago-Naperville-Elgin, IL-IN-WI	Reconfigure and remerchandise former Savers with a 26K SF The Fresh Market
3	Rio Grande Plaza	Ocean City, NJ	Remerchandise former Peebles with a 20K SF Burlington Stores and a 10K SF Skechers
4	Surrey Square Mall	Cincinnati, OH-KY-IN	Reconfigure and remerchandise former Marshalls with a 20K SF Advance Auto Parts and a 12K SF Rainbow Shops (expanding from existing adjacent location)
5	Collegetown Shopping Center	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Remerchandise former Staples with an 11K SF Ulta and a 10K SF Five Below
Projects Stabilized During the Nine Months Ended September 30, 2023
6	Stratford Square	Bridgeport-Stamford-Norwalk, CT	Combine former Mattress Firm and Payless for a 10K SF Five Below
7	Downtown Publix	Port St. Lucie, FL	Expansion of existing Revive Health & Wellness to 14K SF
8	Stone Mountain Festival	Atlanta-Sandy Springs-Alpharetta, GA	Remerchandise former Hobby Lobby with a 35K SF Conn’s Home Plus and a 17K SF Harbor Freight Tools
9	Columbus Center	Columbus, IN	Remerchandise former Big Lots with a 21K SF Burlington Stores and a 4K SF Bath & Body Works
10	Seacoast Shopping Center	Boston-Cambridge-Newton, MA-NH	Remerchandise former NH1 Motorsports with a 25K SF The Zoo Health Club and a 22K SF Tractor Supply Co.
11	Maple Village	Ann Arbor, MI	Remerchandise former Stein Mart with a 25K SF Burlington Stores and a 4K SF America's Best Contacts & Eyeglasses
12	Franklin Square	Charlotte-Concord-Gastonia, NC-SC	Relocation of existing H&R Block to accommodate the combination of several small shop spaces for a 10K SF pOpshelf
13	Brentwood Plaza	Cincinnati, OH-KY-IN	Combine several small shop spaces for a 15K SF Ace Hardware

Number of Projects	Net Project Costs (1)	NOI Yield (1)
Total Stabilized	13	$31,050	12%

(1) Reflects gross project costs less any project specific credits (lease termination fees or other ancillary credits).
The in process projects listed above are actively underway and reflect projects for which leases have been signed with the tenant(s) listed in the project descriptions. There is no guarantee that the Company will complete any or all of these projects or that the net estimated costs or expected NOI yields will be the amounts shown. The net estimated costs and expected NOI yields are management's best estimates based on current information and may change over time. For more information, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2023.

Supplemental Disclosure - Three Months Ended December 31, 2023	Page 20

OUTPARCEL DEVELOPMENT SUMMARY							↩ Table of Contents
Dollars in thousands

				Stabilization	Net Estimated	Gross Costs	Expected
	Property Name	CBSA	Project Description	Quarter	Costs (1)	to Date	NOI Yield (1)
IN PROCESS OUTPARCEL DEVELOPMENTS

	New Projects Added To In Process Pipeline During The Three Months Ended December 31, 2023
1	Panama City Square	Panama City, FL	Construction of a 6K SF LongHorn Steakhouse	Mar-25	$1,850	$400	8%
	In Process Projects
2	Upland Town Square	Riverside-San Bernardino-Ontario, CA	Construction of a 1K SF Dutch Bros. Coffee	Jun-24	550	550	8%
3	Northgate Shopping Center	Deltona-Daytona Beach-Ormond Beach, FL	Construction of a 2K SF Chipotle	Sep-24	1,700	150	10%
4	Eastlake Plaza - Project II	Atlanta-Sandy Springs-Alpharetta, GA	Construction of a 1K SF Scooter's Coffee	Sep-24	100	50	47%
5	Nesconset Shopping Center	New York-Newark-Jersey City, NY-NJ-PA	Construction of a 7K SF multi-tenant outparcel, including a 4K SF Aspen Dental and a 3K SF Bethpage Federal Credit Union (re-located from within the center)	Sep-24	4,900	4,650	9%
6	McMullen Creek Market	Charlotte-Concord-Gastonia, NC-SC	Construction of a 4K SF Aspen Dental	Sep-24	1,750	250	10%
7	Brunswick Town Center	Cleveland-Elyria, OH	Constuction of an 8K SF multi-tenant outparcel, including a 4K SF First Watch and a 4K SF Mission BBQ	Sep-24	3,500	2,250	10%
8	Bedford Grove	Manchester-Nashua, NH	Construction of a 7K SF Evviva Trattoria endcap	Dec-24	750	150	14%
9	Mansell Crossing	Atlanta-Sandy Springs-Alpharetta, GA	Construction of an 11K SF Cooper’s Hawk Winery & Restaurant	Jun-25	4,700	550	10%

	TOTAL IN PROCESS OUTPARCEL DEVELOPMENT ACTIVITIES / WEIGHTED AVERAGE				$19,800	$9,000	10%
				Stabilization		Net Project
	Property Name	CBSA	Project Description	Quarter		Costs (1,2)	NOI Yield (1,2)
STABILIZED OUTPARCEL DEVELOPMENTS
	Projects Stabilized During the Three Months Ended December 31, 2023
1	Plaza By The Sea (3)	Los Angeles-Long Beach-Anaheim, CA	Construction of a 4K SF multi-tenant outparcel, including a 2K SF Handel's Homemade Ice Cream and a 2K SF Better Buzz	Dec-23		$2,800	8%
2	Eastlake Plaza - Project I	Atlanta-Sandy Springs-Alpharetta, GA	Construction of a 1K SF Tropical Smoothie Café	Dec-23		700	14%
	Projects Stabilized During The Nine Months Ended September 30, 2023
3	Cobblestone Village	Jacksonville, FL	Construction of a 4K SF Whataburger	Sep-23		1,750	7%
4	Capitol Shopping Center	Concord, NH	Construction of a 6K SF 110 Grill; a multitenant building including a 2K SF Playa Bowls, a 2K SF T-Mobile, and a 2K SF Xfinity; and a 2K SF Starbucks drive-thru	Sep-23		6,300	8%
5	Delhi Shopping Center	Cincinnati, OH-KY-IN	Construction of a 1K SF Take 5 Oil Change	Jun-23		50	127%
6	Texas City Bay	Houston-The Woodlands-Sugar Land, TX	Construction of a 1K SF Take 5 Oil Change	Jun-23		50	97%
7	Plaza Rio Vista	Riverside-San Bernardino-Ontario, CA	Construction of a 4K SF Quick Quack Car Wash	Mar-23		700	17%

	TOTAL STABILIZED OUTPARCEL DEVELOPMENT ACTIVITIES / WEIGHTED AVERAGE					$12,350	9%

(1) Reflects gross project costs less any project specific credits (lease termination fees or other ancillary credits).
(2) Net project costs and NOI yields may vary from those previously disclosed due to final project reconciliations.
(3) Net project costs exclude $0.2 million of project specific credits (lease termination fees or other ancillary credits).

The in process projects listed above are actively underway and reflect projects for which leases have been signed with the tenant(s) listed in the project descriptions. There is no guarantee that the Company will complete any or all of these projects, that the net estimated costs or expected NOI yields will be the amounts shown, or that stabilization will occur as anticipated. The net estimated costs, expected NOI yields, and anticipated stabilization dates are management's best estimates based on current information and may change over time. For more information, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2023.

Supplemental Disclosure - Three Months Ended December 31, 2023	Page 21

REDEVELOPMENT SUMMARY							↩ Table of Contents
Dollars in thousands

						Net	Gross	Expected
				Property	Stabilization	Estimated	Costs	NOI
	Property Name	CBSA	Project Description	Acreage	Quarter	Costs (1)	to Date	Yield (1)

IN PROCESS REDEVELOPMENTS
	New Projects Added To In Process Pipeline During The Three Months Ended December 31, 2023
1	The Davis Collection	Sacramento-Roseville-Folsom, CA	Extensive redevelopment, reconfiguration, and rebranding of center including demolition of 92K SF to accommodate construction of a 25K SF Nordstrom Rack, a 17K SF PetSmart, a 10K SF Ulta, and approximately 20K SF of additional retail surrounding an outdoor community courtyard; construction of two multi-tenant outparcel buildings including a 4K SF Urban Plates, a 3K SF The Melt, a 2K SF Mendocino Farms, and additional retailers; and shopping center upgrades including construction of pedestrian plazas and walkways, new landscaping and signage, and parking enhancements	8	Sep-25	$45,950	$5,700	8%
2	Tinley Park Plaza (2)	Chicago-Naperville-Elgin, IL-IN-WI	Redevelopment of former Walt's and adjacent space with a 22K SF Ross Dress for Less, a 9K SF Five Below, and additional retailers; and shopping center upgrades including façade and roof renovations	22	Dec-25	11,000	700	12%
	In Process Projects
3	College Plaza	New York-Newark-Jersey City, NY-NJ-PA	Redevelopment of former Bob's Stores and adjacent retail space with a 21K SF Burlington Stores; remerchandise former Blink Fitness with a 10K SF Five Below and additional retailers; and shopping center upgrades including façade and sidewalk renovations	25	Jun-24	5,150	2,200	13%
4	Dalewood I, II & III Shopping Center	New York-Newark-Jersey City, NY-NJ-PA	Remerchandise former Mrs. Green's Natural Market, former Pet Valu, and former Rite Aid with a 12K SF Barnes & Noble, a 10K SF Ulta, a 3K SF Paris Baguette, and additional retailers; and shopping center upgrades including façade renovations and common area enhancements	6	Jun-24	8,050	6,300	14%
5	Plymouth Square Shopping Center (3)	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Redevelopment and remerchandise of 94K SF in-line and lower-level retail space, including an 18K SF Planet Fitness, an 8K SF P.J. Whelihan's Pub + Restaurant, a 7K SF My Salon Suites, and additional retailers; and shopping center upgrades including façade and parking renovations, new landscaping and signage, and improved pedestrian and vehicular access	17	Jun-24	22,300	20,100	7%
6	East Port Plaza	Port St. Lucie, FL	Construction of a 3K SF Starbucks outparcel; remerchandise existing small shop spaces and extensive shopping center upgrades including façade, landscaping, lighting and parking updates, point of entry and signage improvements, and common area enhancements including improved pedestrian walkways	32	Sep-24	7,150	3,900	8%
7	Puente Hills Town Center	Los Angeles-Long Beach-Anaheim, CA	Redevelopment and expansion of several in-line retail spaces to accommodate a 20K SF ALDI; remerchandise existing adjacent small shop space including a 9K SF Five Below, an 8K SF Skechers, and a 5K SF Bath and Body Works; and shopping center upgrades including parking and sidewalk improvements	11	Dec-24	4,900	2,650	8%
8	Vail Ranch Center	Riverside-San Bernardino-Ontario, CA	Redevelopment of former Stein Mart with a 25K SF Burlington Stores and an 11K SF Five Below; relocation and expansion of existing Kahoots to 10K SF; redevelopment of former Kahoots outparcel with a 3K SF Carbon Health, a 2K SF Dave's Hot Chicken, and additional retailers; remerchandise additional small shop space with relevant retailers including a 7K SF My Salon Suite and a 6K SF Bark Social; and shopping center upgrades including façade renovations, parking, and roof repairs	10	Dec-24	10,750	9,500	9%
9	Pointe Orlando - Phase I	Orlando-Kissimmee-Sanford, FL	Remerchandise existing small shop retail with relevant retailers including a 29K SF Sports & Social, an 11K SF Hampton Social, a 7K SF Kavas Tacos & Tequila; rebranding and reconfiguration of the center; and extensive shopping center upgrades including façade, landscaping and lighting upgrades and common area enhancements including public seating areas, addition of digital directories and kiosks and improved pedestrian plazas	17	Dec-24	41,250	28,550	8%
10	Roosevelt Mall	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Redevelopment and reconfiguration of center to accommodate addition of a 24K SF Sprouts Farmers Market and a 10K SF JD Sports; construction of several outparcels including a 3K SF Raising Cane's and a 2K SF Panda Express; and shopping center upgrades including façade and sidewalk renovations, new landscaping and signage, and common area enhancements	36	Dec-24	40,850	25,550	7%
11	Jones Plaza	Houston-The Woodlands-Sugar Land, TX	Relocation and expansion of existing Aaron's to 14K SF to accommodate a 15K SF La Michoacana Supermarket; and shopping center upgrades including façade renovations	9	Dec-24	2,150	1,350	15%
12	Middletown Plaza	New York-Newark-Jersey City, NY-NJ-PA	Redevelopment of former Walgreens, Party Fair, and additional junior anchor space with a 14K SF Trader Joe's and additional retailers; and shopping center upgrades including façade and sidewalk renovations, and new landscaping and signage	21	Mar-25	8,900	2,050	9%
13	WaterTower Plaza	Worcester, MA-CT	Redevelopment of former Shaw's with a 46K SF grocer; reconfigure and remerchandise adjacent small shop space including an 11K SF Five Below and a 9K SF Ulta; and shopping center upgrades including the addition of patio areas, façade renovations, and parking enhancements	27	Jun-25	11,200	10,050	10%
14	Westminster City Center	Denver-Aurora-Lakewood, CO	Relocation and expansion of existing Golf Galaxy to 43K SF in former Babies "R" Us location; backfill of former Golf Galaxy with a 16K SF Petco; redevelopment of former Gordmans with a 27K SF Sierra Trading Post and an additional retailer; remerchandise former Dress Barn with a 9K SF Five Below; addition of a 6K SF Seo's Martial Arts; and remerchandise existing outparcels with a 6K SF Sola Salon Suites and a 6K SF Hook & Reel	27	Dec-25	15,500	11,950	9%
15	Preston Park Village	Dallas-Fort Worth-Arlington, TX	Redevelopment of former Kroger with a 24K SF HomeGoods and a 13K SF Petco; construction of a multi-tenant outparcel building; and shopping center upgrades including expansion and upgrade of existing outdoor dining patios, façade renovations, parking reconfiguration, and landscaping and signage enhancements	26	Mar-26	34,600	17,800	7%

Supplemental Disclosure - Three Months Ended December 31, 2023	Page 22

REDEVELOPMENT SUMMARY								↩ Table of Contents
Dollars in thousands

							Net	Gross	Expected
					Property	Stabilization	Estimated	Costs	NOI
	Property Name		CBSA	Project Description	Acreage	Quarter	Costs (1)	to Date	Yield (1)

16	Wynnewood Village - Phase IV (4)		Dallas-Fort Worth-Arlington, TX	Ground-up construction of a 111K SF Target; remerchandise of existing anchor space with a 26K SF Burlington Stores; construction of two multi-tenant outparcel buildings; and shopping center upgrades including façade renovations, landscaping enhancements, signage upgrades, and parking lot improvements	65	Mar-26	44,800	6,500	9%

	TOTAL IN PROCESS REDEVELOPMENT ACTIVITIES / WEIGHTED AVERAGE						$314,500	$154,850	8%
					Property	Stabilization		Net Project	NOI
	Property Name		CBSA	Project Description	Acreage	Quarter		Costs (1,5)	Yield (1,5)
STABILIZED REDEVELOPMENTS
	Projects Stabilized During The Three Months Ended December 31, 2023
1	Village at Mira Mesa - Phase II (6)		San Diego-Chula Vista-Carlsbad, CA	Raze existing 6K SF Firestone and 16K SF of outparcel buildings to accommodate construction of three retail and restaurant outparcels totaling 24K SF, including a 5K SF Buffalo Wild Wings, a 4K SF Mo-Mo-Paradise, a 4K SF Time Warner, a 2K SF Sunmerry Bakery and additional small shop space	36	Dec-23		$12,550	7%
2	Gateway Plaza - Vallejo	1	Vallejo, CA	Redevelopment of former Hancock Fabrics with a 13K SF PetSmart; remerchandise small shop space; and shopping center upgrades including façade renovations	53	Dec-23		6,050	9%
3	Shops at Palm Lakes	1	Miami-Fort Lauderdale-Pompano Beach, FL	Redevelopment of former Kmart for multiple retailers including a 41K SF LA Fitness, a 24K SF dd's Discounts and construction of multi-tenant outparcel developments; and shopping center upgrades including façade renovation, updates to storm water drainage, landscaping improvements, and new signage and lighting	27	Dec-23		30,150	9%
4	Marco Town Center	1	Naples-Marco Island, FL	Remerchandise existing small shop spaces and extensive shopping center upgrades including façade, landscaping, lighting and signage enhancements, parking reconfiguration and common area improvements including addition of outdoor dining patios and gathering areas	10	Dec-23		11,500	10%
5	The Village at Mableton	1	Atlanta-Sandy Springs-Alpharetta, GA	Redevelopment of former Kmart with a 28K SF Burlington Stores, a 22K SF Ross Dress for Less, a 20K SF dd's Discounts, a 10K SF Five Below, and additional retailers; Construction of a 1K SF outparcel building with drive-thru; shopping center upgrades including façade renovations, landscaping, and signage enhancements	24	Dec-23		16,400	9%
6	Laurel Square (7)	1	New York-Newark-Jersey City, NY-NJ-PA	Redevelopment of former Pathmark to accommodate a 30K SF Livoti's Old World Market and a 29K SF Ashley Homestore; combine small shop spaces for a 10K SF Dollar Tree; upgrade and remerchandise existing outparcel building; and shopping center upgrades including façade renovations, parking enhancements, and pylon sign upgrades	31	Dec-23		13,800	8%
7	Hillcrest Market Place	1	Spartanburg, SC	Redevelopment of former Stein Mart with a 25K SF Ross Dress for Less (relocated and rightsized within center) and an 11K SF Five Below; combine former Ross Dress for Less and Office Depot to accommodate a 55K SF Hobby Lobby and additional retail space; remerchandise existing outparcel buildings; construction of multiple outparcel buildings; and shopping center upgrades including landscaping and signage enhancements	38	Dec-23		8,150	8%

	Projects Stabilized During The Nine Months Ended September 30, 2023
8	Dickson City Crossings		Scranton--Wilkes-Barre, PA	Remerchandise former Dick's Sporting Goods and AC Moore with a 41K SF Burlington Stores, a 19K SF Sierra Trading Post, a 20K SF JOANN, and additional junior anchors; redevelopment of former Pier 1 outparcel into a multi-tenant building; and shopping center upgrades including partial façade renovations and addition of outdoor seating	29	Sep-23		8,400	10%
9	Tyrone Gardens	1	Tampa-St. Petersburg-Clearwater, FL	Demolish 26K SF of underutilized retail space to accommodate construction of a 19K SF Crunch Fitness and additional retail space; and shopping center upgrades including façade renovations and sidewalk and landscaping improvements	16	Mar-23		6,300	9%

	TOTAL STABILIZED REDEVELOPMENT ACTIVITIES / WEIGHTED AVERAGE							$113,300	9%
(1) Reflects gross project costs less any project specific credits (lease termination fees or other ancillary credits).
(2) Net project costs exclude $2.5M of project specific credits (lease termination fees or other ancillary credits).
(3) Net project costs exclude $0.3M of project specific credits (lease termination fees or other ancillary credits).
(4) Net project costs exclude $0.5M of project specific credits (lease termination fees or other ancillary credits).
(5) Net project costs and NOI yields may vary from those previously disclosed due to final project reconciliations.
(6) Net project costs exclude $1.2M of project specific credits (lease termination fees or other ancillary credits).
(7) Net project costs exclude $0.8M of project specific credits (lease termination fees or other ancillary credits).
The in process projects listed above are actively underway and reflect projects for which leases have been signed with the tenant(s) listed in the project descriptions. There is no guarantee that the Company will complete any or all of these projects, that the net estimated costs or expected NOI yields will be the amounts shown, or that stabilization will occur as anticipated. The net estimated costs, expected NOI yields, and anticipated stabilization dates are management's best estimates based on current information and may change over time. For more information, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2023.

Supplemental Disclosure - Three Months Ended December 31, 2023	Page 23

FUTURE REDEVELOPMENT OPPORTUNITIES			↩ Table of Contents

	Property Name	CBSA	Project Description

MAJOR REDEVELOPMENTS
1	Village at Mira Mesa	San Diego-Chula Vista-Carlsbad, CA	Redevelopment of existing anchor space for potential residential rental component
2	Mall at 163rd Street	Miami-Fort Lauderdale-Pompano Beach, FL	Extensive redevelopment and repositioning of shopping center, densification of site, reconfiguration of existing retail space
3	Pointe Orlando	Orlando-Kissimmee-Sanford, FL	Redevelopment, densification and rebranding for multiple retailers, hospitality, and/or entertainment users
4	Northeast Plaza	Atlanta-Sandy Springs-Alpharetta, GA	Redevelopment and repositioning of shopping center
5	Westridge Court	Chicago-Naperville-Elgin, IL-IN-WI	Redevelopment of existing retail space to create potential entertainment / restaurant destination
6	Richfield Hub	Minneapolis-St. Paul-Bloomington, MN-WI	Redevelopment and repositioning of shopping center, densification of site
7	Kings Park Plaza	New York-Newark-Jersey City, NY-NJ-PA	Redevelopment of shopping center to leverage proximity to area transit, remerchandise with multiple retailers, potential multi-family component
8	Morris Hills Shopping Center	New York-Newark-Jersey City, NY-NJ-PA	Densification of site, including multi-tenant outparcel development, potential multi-family component
9	Rockland Plaza	New York-Newark-Jersey City, NY-NJ-PA	Extensive redevelopment and repositioning of shopping center, multiple outparcel developments
10	Three Village Shopping Center	New York-Newark-Jersey City, NY-NJ-PA	Redevelopment of shopping center to leverage proximity to area transit, remerchandise with multiple retailers, potential multi-family component
11	Roosevelt Mall - Future Phases	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Extensive repositioning and reconfiguration, densification of site
12	Kessler Plaza	Dallas-Fort Worth-Arlington, TX	Redevelopment and repositioning of shopping center with multiple retailers, restaurants, and potential multi-family component
13	Market Plaza	Dallas-Fort Worth-Arlington, TX	Extensive redevelopment and repositioning of shopping center, remerchandise with potential multi family and/or medical office component

MINOR REDEVELOPMENTS
1	Brea Gateway	Los Angeles-Long Beach-Anaheim, CA	Reposition of former anchor which may include site densification with addition of outparcel pad development
2	Arvada Plaza (1)	Denver-Aurora-Lakewood, CO	Redevelopment and repositioning of shopping center
3	Coconut Creek Plaza (1)	Miami-Fort Lauderdale-Pompano Beach, FL	Redevelopment of existing anchor space, inline shop space and outparcel development
4	Sunrise Town Center	Miami-Fort Lauderdale-Pompano Beach, FL	Redevelopment and repositioning of shopping center with new anchor prototype
5	Venetian Isle Shopping Ctr	Miami-Fort Lauderdale-Pompano Beach, FL	Redevelopment of existing anchor space for new anchor prototype, potential outparcel development
6	Dolphin Village	Tampa-St. Petersburg-Clearwater, FL	Redevelopment and reposition of existing center with new anchor prototype
7	Tyrone Gardens (1)	Tampa-St. Petersburg-Clearwater, FL	Redevelopment and repositioning of shopping center
8	Kings Market	Atlanta-Sandy Springs-Alpharetta, GA	Redevelopment and repositioning of shopping center
9	High Point Centre	Chicago-Naperville-Elgin, IL-IN-WI	Redevelopment and repositioning of shopping center
10	North Riverside Plaza	Chicago-Naperville-Elgin, IL-IN-WI	Redevelopment and reposition of rear portion of shopping center
11	London Marketplace	London, KY	Redevelopment and expansion of existing anchor space
12	Burlington Square I, II & III	Boston-Cambridge-Newton, MA-NH	Redevelopment of existing anchor space, inline shop space and façade renovation
13	Sun Ray Shopping Center	Minneapolis-St. Paul-Bloomington, MN-WI	Redevelopment and repositioning of shopping center
14	Capitol Shopping Center	Concord, NH	Redevelopment of existing anchor space for multiple retailers
15	Parkway Plaza	Winston-Salem, NC	Reposition of former anchors which may include site densification with addition of outparcel pad development
16	Harpers Station	Cincinnati, OH-KY-IN	Redevelopment of existing anchor space for multiple retailers
17	South Towne Centre	Dayton-Kettering, OH	Redevelopment of existing anchor space for multiple retailers
18	69th Street Plaza	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Redevelopment of existing anchor space for multiple retailers, densification of site
19	Barn Plaza	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Redevelopment of existing anchor space for multiple retailers, densification of site
20	Bristol Park	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Redevelopment of existing anchor space, inline shop space and façade renovation
21	Valley Fair	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Reposition of former anchor and façade renovation
22	Festival Centre	Charleston-North Charleston, SC	Redevelopment of shopping center, potential mixed-use component
23	Circle Center	Hilton Head Island-Bluffton, SC	Redevelopment and repositioning of shopping center

Supplemental Disclosure - Three Months Ended December 31, 2023	Page 24

FUTURE REDEVELOPMENT OPPORTUNITIES			↩ Table of Contents

	Property Name	CBSA	Project Description

24	Arboretum Village	Dallas-Fort Worth-Arlington, TX	Densification of site, including multi-tenant outparcel development
25	Preston Park Village - Future Phases	Dallas-Fort Worth-Arlington, TX	Redevelopment and repositioning of shopping center
26	Webb Royal Plaza (1)	Dallas-Fort Worth-Arlington, TX	Redevelopment and repositioning of shopping center
27	Wynnewood Village - Future Phases	Dallas-Fort Worth-Arlington, TX	Redevelopment and repositioning of shopping center, densification of site
28	Baytown Shopping Center	Houston-The Woodlands-Sugar Land, TX	Redevelopment of existing anchor space for multiple retailers, densification of site
29	Braesgate	Houston-The Woodlands-Sugar Land, TX	Redevelopment of existing anchor space for multiple retailers
30	Clear Lake Camino South	Houston-The Woodlands-Sugar Land, TX	Redevelopment of existing anchor space for multiple retailers, densification of site
31	Lake Pointe Village	Houston-The Woodlands-Sugar Land, TX	Reposition of existing vacant space and site densification
32	Maplewood	Houston-The Woodlands-Sugar Land, TX	Redevelopment of existing anchor space for multiple retailers, densification of site
33	Hanover Square	Richmond, VA	Densification of site, including multi-tenant outparcel development

(1) Indicates project added to the pipeline during the three months ended December 31, 2023.

The Company has identified potential future reinvestment opportunities at the properties listed above. Many of these opportunities are, or will soon be, in preliminary planning phases and as such, may not ultimately become active reinvestments. Proceeding with these reinvestments could be subject to factors outside of the Company’s control which could delay, suspend, or defer the expected opportunity or timing of execution. While the Company believes that these projects are likely to become active in the near-term, it should be noted that this list will fluctuate as projects become active, or are suspended or otherwise rescheduled. For more information, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended
December 31, 2023.

Supplemental Disclosure - Three Months Ended December 31, 2023	Page 25

>	PORTFOLIO SUMMARY

Supplemental Disclosure
Three Months Ended December 31, 2023

PORTFOLIO OVERVIEW								↩ Table of Contents
Dollars in thousands, except per square foot amounts

		As of:
		12/31/23	9/30/23	6/30/23	3/31/23	12/31/22

Number of properties		362	364	365	367	373
GLA		64,460,825	64,827,439	64,897,615	65,004,693	65,990,997
Percent billed		90.6%	90.0%	90.4%	90.0%	90.2%
Percent leased		94.7%	93.9%	94.1%	94.0%	93.8%
TOTAL ≥ 10,000 SF		96.8%	95.7%	96.2%	96.1%	95.9%
TOTAL < 10,000 SF		90.3%	89.8%	89.4%	89.3%	89.2%
ABR		$968,949	$958,128	$952,560	$944,756	$944,490
ABR PSF		$16.88	$16.77	$16.60	$16.46	$16.19

PORTFOLIO BY UNIT SIZE AS OF 12/31/23
	Number of Units	GLA	Percent of GLA	Percent Billed	Percent Leased	ABR	Percent of ABR	ABR PSF
≥ 35,000 SF	401	22,733,414	35.2%	95.0%	97.8%	$219,190	22.6%	$11.21
20,000 - 34,999 SF	491	12,812,019	19.9%	90.7%	95.3%	147,803	15.3%	12.22
10,000 - 19,999 SF	607	8,290,068	12.9%	91.4%	96.5%	122,645	12.7%	15.75
5,000 - 9,999 SF	1,108	7,661,299	11.9%	85.9%	91.8%	143,111	14.8%	21.19
< 5,000 SF	6,056	12,964,025	20.1%	85.0%	89.4%	336,200	34.6%	30.00
TOTAL	8,663	64,460,825	100.0%	90.6%	94.7%	$968,949	100.0%	$16.88

TOTAL ≥ 10,000 SF	1,499	43,835,501	68.0%	93.1%	96.8%	$489,638	50.6%	$12.41
TOTAL < 10,000 SF	7,164	20,625,324	32.0%	85.3%	90.3%	479,311	49.4%	26.69

Reflects portfolio statistics as reported for the specified period.

Supplemental Disclosure - Three Months Ended December 31, 2023	Page 27

PORTFOLIO COMPOSITION
Dollars in thousands

ESSENTIAL AND OTHER TENANTS

Percent of Portfolio Leased GLA	Percent of Portfolio ABR

NATIONAL / REGIONAL AND LOCAL TENANTS

Percent of Portfolio Leased GLA	Percent of Portfolio ABR

ANCHOR AND SMALL SHOP TENANTS

Percent of Portfolio Leased GLA	Percent of Portfolio ABR

↩ Table of Contents

Merchandise Mix	ABR	Percent of ABR

ESSENTIAL	$305,580	33%
Grocery / Pharmacy	142,720	15%
General Merchandise (Discount / Dollar)	31,260	3%
Pet	27,867	3%
Medical (Essential)	26,784	3%
Financial services	25,707	3%
Home improvement	15,604	2%
Mail / Shipping and Other services	15,101	2%
Auto	10,535	1%
Other Essential	10,002	1%

OTHER	$663,369	67%
Restaurants	159,686	16%
Other Personal Services	74,098	8%
Off-Price Apparel	65,493	6%
Fitness / Sports	59,184	6%
Value Apparel, Shoes, Accessories	48,268	5%
General Merchandise (Department, Gift, etc.)	42,573	4%
Other Retail	40,412	4%
Home Décor	39,902	4%
Other Medical	29,980	3%
Electronics & Appliance	25,451	3%
Entertainment	20,599	2%
Health & Beauty	19,639	2%
Hobby & Crafts	17,022	2%
Other Professional Services	11,939	1%
Liquor	9,123	1%

TOTAL	$968,949	100%

Supplemental Disclosure - Three Months Ended December 31, 2023	Page 28

TOP FORTY RETAILERS RANKED BY ABR								↩ Table of Contents
Dollars in thousands, except per square foot amounts
	Retailer	Owned Leases (1)	Leased GLA (1)	Percent of GLA (1)	ABR (1)	Percent of ABR (1)	ABR PSF (1)
1	The TJX Companies, Inc. (2)	90	2,624,402	4.1%	$33,239	3.4%	$12.67
2	The Kroger Co. (3)	44	2,994,662	4.6%	22,712	2.3%	7.58
3	Burlington Stores, Inc.	40	1,663,459	2.6%	19,716	2.0%	11.85
4	Dollar Tree Stores, Inc. (4)	119	1,364,427	2.1%	16,423	1.7%	12.04
5	Publix Super Markets, Inc.	31	1,431,891	2.2%	14,559	1.5%	10.17
6	Ross Stores, Inc (5)	43	1,110,510	1.7%	13,946	1.4%	12.56
7	L.A Fitness International, LLC (6)	14	566,362	0.9%	10,994	1.1%	19.41
8	Five Below, Inc.	58	550,050	0.9%	10,964	1.1%	19.93
9	Amazon.com, Inc. / Whole Foods Market Services, Inc.	15	595,292	0.9%	10,630	1.1%	17.86
10	PetSmart, Inc.	28	607,653	0.9%	10,381	1.1%	17.08

		482	13,508,708	20.9%	163,564	16.7%	12.11

11	Albertson's Companies, Inc (7)	14	750,202	1.2%	9,679	1.0%	12.90
12	Ahold Delhaize (8)	16	864,919	1.3%	9,469	1.0%	10.95
13	Ulta Beauty, Inc.	34	378,884	0.6%	9,136	0.9%	24.11
14	Kohl's Corporation	14	1,051,137	1.6%	8,772	0.9%	8.35
15	PETCO Animal Supplies, Inc.	35	480,017	0.7%	8,544	0.9%	17.80
16	Big Lots, Inc.	29	975,534	1.5%	7,242	0.7%	7.42
17	The Michaels Companies, Inc.	21	472,884	0.7%	6,229	0.6%	13.17
18	Best Buy Co., Inc. (9)	11	413,875	0.6%	5,261	0.5%	12.71
19	Staples, Inc.	19	397,969	0.6%	5,146	0.5%	12.93
20	CVS Health	15	222,799	0.3%	5,055	0.5%	22.69

		690	19,516,928	30.0%	238,097	24.2%	12.20

21	Party City Holdco Inc.	24	359,683	0.6%	4,919	0.5%	13.68
22	JOANN Stores, Inc.	19	398,614	0.6%	4,809	0.5%	12.06
23	JP Morgan Chase & Co.	24	91,983	0.1%	4,713	0.5%	51.24
24	Sprouts Farmers Market, Inc.	7	200,417	0.3%	4,568	0.5%	22.79
25	Gap, Inc. (10)	14	233,319	0.4%	4,525	0.5%	19.39
26	DICK's Sporting Goods, Inc. (11)	11	366,991	0.6%	4,363	0.5%	11.89
27	Hobby Lobby Stores, Inc.	11	604,732	0.9%	4,348	0.4%	7.19
28	The Home Depot, Inc.	5	428,868	0.7%	4,196	0.4%	9.78
29	Barnes & Noble, Inc.	12	242,536	0.4%	4,156	0.4%	17.14
30	At Home Stores LLC	6	544,922	0.8%	4,042	0.4%	7.42
31	Bath & Body Works, Inc.	39	164,233	0.3%	3,980	0.4%	24.23
32	Office Depot, Inc. (12)	15	313,821	0.5%	3,916	0.4%	12.48
33	Harbor Freight Tools	20	341,629	0.5%	3,841	0.4%	11.24
34	Chipotle Mexican Grill, Inc.	31	76,385	0.1%	3,794	0.4%	49.67
35	Starbucks Corporation	37	69,668	0.1%	3,757	0.4%	53.93
36	AMC Entertainment	4	200,955	0.3%	3,704	0.4%	18.43
37	Bank of America, NA	25	87,063	0.1%	3,696	0.4%	42.45
38	Designer Brands Inc. (DSW)	12	232,077	0.4%	3,685	0.4%	15.88
39	National Vision, Inc. (13)	34	124,111	0.2%	3,632	0.4%	29.26
40	Trader Joe's Company, Inc.	10	129,700	0.2%	3,526	0.4%	27.19

	TOTAL TOP 40 RETAILERS	1,050	24,728,635	38.1%	$320,267	32.8%	$12.95

(1) Includes only locations which are owned or guaranteed by the parent company. Excludes		(5) Includes Ross Dress for Less-38 and dd's Discounts-5.				(9) Includes Best Buy-10 and Yardbird-1.
all franchise locations.		(6) Includes LA Fitness-7, Esporta Fitness-6, and City Sports Club-1.				(10) Includes Old Navy-12 and Gap Factory-2.
(2) Includes T.J. Maxx-32, Marshalls-31, HomeGoods-20, Sierra Trading Post-5 and HomeSense-2.		(7) Includes Tom Thumb-3, Vons-3, Acme-2, Jewel-Osco-2, Albertsons-1,				(11) Includes DICK'S Sporting Goods Warehouse Sale-4, Golf Galaxy-4 and
(3) Includes Kroger-32, King Soopers-4, Ralphs-3, Dillons-1, Food 4 Less-1, Harris Teeter-1,		El Rancho (sublease)-1, Shop & Save Market-1 and Star Market-1.				DICK'S Sporting Goods-3.
Pay Less-1 and Pick 'N Save-1.		(8) Includes Giant Food-6, Super Stop & Shop-5, Food Lion-2, Bottom Dollar Food-1,				(12) Includes Office Depot-9 and OfficeMax-6.
(4) Includes Dollar Tree-107 and Family Dollar-12.		ShopRite (sublease)-1, and non-grocer (sublease)-1.				(13) Includes America's Best Contacts & Eyeglasses-32 and Eyeglass World-2.

Supplemental Disclosure - Three Months Ended December 31, 2023	Page 29

NEW & RENEWAL LEASE SUMMARY												↩ Table of Contents
Dollars in thousands, except per square foot amounts
					Tenant Improvements and Allowances PSF	Third-Party Leasing Commissions PSF	Weighted Average Lease Term (years)	Comparable Only
	Leases	GLA	New ABR	New ABR PSF				Leases	GLA	New ABR PSF	Old ABR PSF	Rent Spread
	TOTAL - NEW, RENEWAL & OPTION LEASES
Three months ended 12/31/23	402	2,679,220	$46,347	$17.30	$5.29	$2.46	6.7	315	2,218,623	$16.63	$14.38	15.6%
Three months ended 9/30/23	427	2,733,476	50,591	18.51	4.29	2.14	6.7	354	2,294,170	18.09	15.39	17.5%
Three months ended 6/30/23	432	2,302,495	44,163	19.18	4.88	2.46	6.5	345	1,868,730	17.91	15.87	12.9%
Three months ended 3/31/23	392	2,453,972	45,360	18.48	5.28	2.32	6.4	294	1,858,424	18.44	16.05	14.9%
TOTAL - TWELVE MONTHS ENDED 12/31/23	1,653	10,169,163	$186,461	$18.34	$4.93	$2.34	6.6	1,308	8,239,947	$17.73	$15.38	15.3%

	NEW & RENEWAL LEASES ONLY
Three months ended 12/31/23	357	1,739,188	$36,717	$21.11	$8.15	$3.78	7.6	270	1,278,591	$21.32	$17.82	19.6%
Three months ended 9/30/23	368	1,748,987	37,730	21.57	6.71	3.34	7.7	295	1,309,681	21.87	17.88	22.3%
Three months ended 6/30/23	375	1,400,822	32,873	23.47	8.01	4.04	7.4	288	967,057	22.93	19.87	15.4%
Three months ended 3/31/23	331	1,438,406	31,986	22.24	9.01	3.95	7.4	233	842,858	24.79	20.79	19.2%
TOTAL - TWELVE MONTHS ENDED 12/31/23	1,431	6,327,403	$139,306	$22.02	$7.92	$3.76	7.5	1,086	4,398,187	$22.50	$18.86	19.3%

NEW LEASES
Three months ended 12/31/23	150	798,868	$16,772	$20.99	$15.43	$8.14	9.6	65	387,876	$20.49	$14.91	37.4%
Three months ended 9/30/23	151	789,336	17,949	22.74	14.24	7.38	10.6	78	350,030	25.32	16.58	52.7%
Three months ended 6/30/23	136	624,684	15,180	24.30	15.29	9.03	9.9	52	205,869	23.15	18.91	22.4%
Three months ended 3/31/23	140	768,410	15,463	20.12	13.22	7.27	9.5	44	201,562	23.33	16.27	43.4%
TOTAL - TWELVE MONTHS ENDED 12/31/23	577	2,981,298	$65,364	$21.92	$14.51	$7.90	9.9	239	1,145,337	$22.94	$16.38	40.0%

RENEWAL LEASES
Three months ended 12/31/23	207	940,320	$19,945	$21.21	$1.97	$0.08	5.9	205	890,715	$21.68	$19.08	13.6%
Three months ended 9/30/23	217	959,651	19,781	20.61	0.52	0.02	5.4	217	959,651	20.61	18.36	12.3%
Three months ended 6/30/23	239	776,138	17,693	22.80	2.16	0.02	5.4	236	761,188	22.87	20.13	13.6%
Three months ended 3/31/23	191	669,996	16,523	24.66	4.18	0.14	5.0	189	641,296	25.25	22.21	13.7%
TOTAL - TWELVE MONTHS ENDED 12/31/23	854	3,346,105	$73,942	$22.10	$2.04	$0.06	5.5	847	3,252,850	$22.35	$19.73	13.3%

OPTION LEASES
Three months ended 12/31/23	45	940,032	$9,630	$10.24	$—	$—	5.0	45	940,032	$10.24	$9.71	5.5%
Three months ended 9/30/23	59	984,489	12,861	13.06	—	—	4.9	59	984,489	13.06	12.07	8.2%
Three months ended 6/30/23	57	901,673	11,290	12.52	—	—	5.0	57	901,673	12.52	11.59	8.0%
Three months ended 3/31/23	61	1,015,566	13,374	13.17	—	—	5.0	61	1,015,566	13.17	12.11	8.8%
TOTAL - TWELVE MONTHS ENDED 12/31/23	222	3,841,760	$47,155	$12.27	$—	$—	5.0	222	3,841,760	$12.27	$11.39	7.7%

LEASES BY ANCHOR AND SMALL SHOP	Three Months Ended 12/31/23						Twelve Months Ended 12/31/23
	% of Leases	GLA	% of GLA	% of ABR	New ABR PSF	Rent Spread (1)	% of Leases	GLA	% of GLA	% of ABR	New ABR PSF	Rent Spread (1)
Anchor Leases (≥ 10,000 SF)
Total - New, Renewal & Option Leases	15%	1,723,767	64%	42%	$11.17	12.0%	14%	6,385,281	63%	42%	$12.34	14.8%
New & Renewal Leases Only	10%	873,919	50%	32%	13.39	18.7%	9%	3,029,053	48%	32%	14.58	24.4%
New Leases	12%	409,990	51%	33%	13.58	35.9%	12%	1,562,676	52%	36%	15.26	59.6%
Renewal Leases	9%	463,929	49%	31%	13.22	9.0%	8%	1,466,377	44%	27%	13.86	10.5%
Option Leases	53%	849,848	90%	78%	8.89	4.7%	43%	3,356,228	87%	73%	10.32	7.5%
Small Shop Leases (< 10,000 SF)
Total - New, Renewal & Option Leases	85%	955,453	36%	58%	$28.36	18.8%	86%	3,783,882	37%	58%	$28.45	15.7%
New & Renewal Leases Only	90%	865,269	50%	68%	28.91	20.2%	91%	3,298,350	52%	68%	28.84	17.2%
New Leases	88%	388,878	49%	67%	28.81	38.9%	88%	1,418,622	48%	64%	29.26	28.7%
Renewal Leases	91%	476,391	51%	69%	28.99	15.5%	92%	1,879,728	56%	73%	28.52	14.3%
Option Leases	47%	90,184	10%	22%	23.04	8.6%	57%	485,532	13%	27%	25.77	8.4%

(1) Comparable leases only.
Excludes leases signed for terms of less than one year.
ABR PSF includes the GLA of lessee-owned leasehold improvements.
Reflects portfolio statistics as reported for the specified period.

Supplemental Disclosure - Three Months Ended December 31, 2023	Page 30

NEW LEASE NET EFFECTIVE RENT & LEASES SIGNED BUT NOT YET COMMENCED							↩ Table of Contents
Dollars in thousands, except per square foot amounts

NEW LEASE NET EFFECTIVE RENT
	Twelve Months Ended	Three Months Ended
	12/31/23	12/31/23	9/30/23	6/30/23	3/31/23	12/31/22
NEW LEASES
Weighted average over lease term:
Base rent	$23.54	$22.94	$25.00	$25.01	$21.47	$19.48
Tenant improvements and allowances	(1.66)	(1.76)	(1.61)	(1.70)	(1.59)	(1.16)
Third-party leasing commissions	(0.80)	(0.82)	(0.75)	(0.90)	(0.74)	(0.69)
NET EFFECTIVE RENT BEFORE TENANT SPECIFIC LANDLORD WORK	21.08	20.36	22.64	22.41	19.14	17.63
Tenant specific landlord work (1)	(2.45)	(2.77)	(2.38)	(2.60)	(2.07)	(2.10)
NET EFFECTIVE RENT	$18.63	$17.59	$20.26	$19.81	$17.07	$15.53
Net effective rent before tenant specific landlord work /
base rent	90%	89%	91%	90%	89%	91%
Net effective rent / base rent	79%	77%	81%	79%	80%	80%
Weighted average term (years)	9.9	9.6	10.6	9.9	9.5	9.6

PERCENT OF TOTAL NET EFFECTIVE RENT BY ANCHOR AND SMALL SHOP
≥ 10,000 SF	32%	28%	39%	23%	39%	38%
< 10,000 SF	68%	72%	61%	77%	61%	62%

LEASES SIGNED BUT NOT YET COMMENCED (2)
As of 12/31/23:	Leases	GLA	ABR	ABR PSF
≥ 10,000 SF	76	1,931,734	$29,716	$15.38
< 10,000 SF	337	1,094,657	34,323	31.36
TOTAL	413	3,026,391	$64,039	$21.16

EXPECTED TIMING OF THE LEASES SIGNED BUT NOT YET COMMENCED
	2024	2025	2026+	Total
Projected Lease Commencements	$43,578	$16,856	$3,605	$64,039

(1) Represents base building costs funded through tenant allowances.
(2) Signed but not commenced population represents approximately 470 basis points of total portfolio GLA ($64.0M in ABR), 60 basis points ($8.5M in ABR) of which represents leases on space that will be vacated by existing tenants in the near term.
ABR PSF includes the GLA of lessee-owned leasehold improvements.
Reflects portfolio statistics as reported for the specified period.

Supplemental Disclosure - Three Months Ended December 31, 2023	Page 31

LEASE EXPIRATION SCHEDULE																	↩ Table of Contents

ASSUMES NO EXERCISE OF RENEWAL OPTIONS

	TOTAL PORTFOLIO						SPACES ≥ 10,000 SF						SPACES < 10,000 SF
	Number		% of	% of		ABR PSF	Number		% of	% of		ABR PSF	Number		% of	% of		ABR PSF
	of	Leased	Leased	In-Place	In-place	at	of	Leased	Leased	In-Place	In-place	at	of	Leased	Leased	In-Place	In-place	at
	Leases	GLA	GLA	ABR	ABR PSF	Expiration	Leases	GLA	GLA	ABR	ABR PSF	Expiration	Leases	GLA	GLA	ABR	ABR PSF	Expiration
M-M	214	611,355	1.0%	1.0%	$16.40	$16.40	12	209,440	0.5%	0.4%	$9.76	$9.76	202	401,915	2.2%	1.7%	$19.85	$19.85
2024	955	5,671,690	9.3%	7.7%	13.23	13.23	120	3,475,490	8.2%	6.3%	8.86	8.87	835	2,196,200	11.8%	9.2%	20.14	20.15
2025	1,078	7,780,769	12.7%	11.9%	14.77	14.86	184	5,357,595	12.6%	11.8%	10.83	10.83	894	2,423,174	13.0%	11.9%	23.50	23.77
2026	1,025	7,020,573	11.5%	11.7%	16.12	16.47	161	4,714,226	11.1%	11.0%	11.39	11.50	864	2,306,347	12.4%	12.4%	25.78	26.63
2027	1,012	8,190,140	13.4%	13.0%	15.39	15.88	184	5,763,745	13.6%	13.2%	11.21	11.34	828	2,426,395	13.0%	12.8%	25.34	26.66
2028	968	6,853,350	11.2%	12.0%	16.94	17.63	167	4,679,876	11.0%	11.6%	12.12	12.21	801	2,173,474	11.7%	12.4%	27.32	29.31
2029	648	6,765,006	11.1%	10.0%	14.38	15.67	166	5,280,798	12.4%	11.9%	11.02	11.73	482	1,484,208	8.0%	8.1%	26.32	29.68
2030	352	3,154,343	5.2%	5.2%	15.98	17.58	75	2,231,318	5.3%	5.1%	11.15	11.92	277	923,025	5.0%	5.3%	27.66	31.26
2031	306	2,685,993	4.4%	4.6%	16.56	18.67	67	1,874,722	4.4%	4.9%	12.78	14.04	239	811,271	4.4%	4.3%	25.29	29.37
2032	342	2,694,748	4.4%	5.0%	17.88	20.10	61	1,794,395	4.2%	4.4%	12.04	13.04	281	900,353	4.8%	5.5%	29.51	34.18
2033	427	3,368,756	5.5%	6.4%	18.34	20.84	89	2,200,554	5.2%	5.8%	12.92	14.08	338	1,168,202	6.3%	7.0%	28.57	33.56
2034+	541	6,253,437	10.3%	11.5%	17.83	21.05	157	4,850,138	11.5%	13.6%	13.76	15.70	384	1,403,299	7.4%	9.4%	31.90	39.52

ASSUMES EXERCISE OF ALL RENEWAL OPTIONS (1)

	TOTAL PORTFOLIO						SPACES ≥ 10,000 SF						SPACES < 10,000 SF
	Number		% of	% of		ABR PSF	Number		% of	% of		ABR PSF	Number		% of	% of		ABR PSF
	of	Leased	Leased	In-Place	In-place	at	of	Leased	Leased	In-Place	In-place	at	of	Leased	Leased	In-Place	In-place	at
	Leases	GLA	GLA	ABR	ABR PSF	Expiration	Leases	GLA	GLA	ABR	ABR PSF	Expiration	Leases	GLA	GLA	ABR	ABR PSF	Expiration
M-M	214	611,355	1.0%	1.0%	$16.40	$16.40	12	209,440	0.5%	0.4%	$9.76	$9.76	202	401,915	2.2%	1.7%	$19.85	$19.85
2024	784	3,467,763	5.7%	4.8%	13.43	13.44	68	1,669,994	3.9%	2.5%	7.30	7.32	716	1,797,769	9.7%	7.2%	19.13	19.12
2025	737	2,776,651	4.5%	5.2%	18.10	18.30	50	1,102,438	2.6%	2.2%	9.93	9.96	687	1,674,213	9.0%	8.2%	23.47	23.80
2026	680	2,499,292	4.1%	5.1%	19.59	20.38	42	975,714	2.3%	2.3%	11.39	11.80	638	1,523,578	8.2%	7.9%	24.84	25.87
2027	642	2,501,182	4.1%	5.3%	20.71	21.93	47	989,900	2.3%	2.5%	12.21	12.68	595	1,511,282	8.1%	8.3%	26.28	27.99
2028	639	2,273,215	3.7%	5.2%	22.17	23.81	40	826,000	1.9%	2.3%	13.39	13.62	599	1,447,215	7.8%	8.2%	27.18	29.62
2029	401	1,592,185	2.6%	3.3%	20.33	22.94	29	583,879	1.4%	1.4%	11.52	12.90	372	1,008,306	5.4%	5.3%	25.43	28.76
2030	305	1,812,918	3.0%	3.2%	17.36	19.20	40	1,025,531	2.4%	2.5%	11.70	12.58	265	787,387	4.2%	4.1%	24.74	27.82
2031	287	1,717,943	2.8%	3.1%	17.49	19.81	34	984,259	2.3%	2.3%	11.37	12.44	253	733,684	3.9%	3.9%	25.69	29.71
2032	300	2,041,032	3.3%	3.8%	18.13	20.18	54	1,266,319	3.0%	3.3%	12.69	13.72	246	774,713	4.2%	4.4%	27.02	30.73
2033	329	2,182,846	3.6%	4.0%	17.63	20.26	63	1,373,957	3.2%	3.3%	12.16	13.33	266	808,889	4.3%	4.5%	26.94	32.03
2034+	2,550	37,573,778	61.6%	56.0%	14.41	18.68	964	31,424,866	74.2%	75.0%	11.69	14.94	1,586	6,148,912	33.0%	36.3%	28.30	37.75

(1) ABR for leases whose future option rent is based on fair market value or on a percentage change in CPI is reported as the ABR for the last year of the current lease term.
ABR PSF includes the GLA of lessee-owned leasehold improvements.

LEASE RETENTION RATE AT NATURAL EXPIRATION
				By Count	By GLA
Twelve Months Ended 12/31/23				80.0%	86.2%

Supplemental Disclosure - Three Months Ended December 31, 2023	Page 32

MAJOR CBSA DETAIL											↩ Table of Contents
Dollars in thousands, except per square foot amounts

PROPERTIES BY LARGEST US CBSAs									Percent of
			Number of		Percent	Percent			Number of	Percent	Percent
	Largest US CBSAs by 2022 Population		Properties	GLA	Billed	Leased	ABR	ABR PSF	Properties	of GLA	of ABR
	Top 50 Largest US CBSAs by Population		252	44,484,090	90.3%	94.4%	$693,999	$17.53	69.6%	69.0%	71.6%
	CBSAs Ranked 51 - 100 by Population		41	7,411,233	88.8%	94.1%	96,704	14.71	11.3%	11.5%	10.0%
	Other CBSAs		69	12,565,502	92.9%	96.2%	178,246	15.87	19.1%	19.5%	18.4%

	TOTAL		362	64,460,825	90.6%	94.7%	$968,949	$16.88	100.0%	100.0%	100.0%

BRIXMOR LARGEST CBSAs BY ABR
									Percent of
		CBSA	Number of		Percent	Percent			Number of	Percent	Percent
	Largest CBSAs by ABR	Rank	Properties	GLA	Billed	Leased	ABR	ABR PSF	Properties	of GLA	of ABR
1	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	8	22	4,002,516	89.1%	94.5%	$71,653	$21.89	6.0%	6.3%	7.3%
2	New York-Newark-Jersey City, NY-NJ-PA	1	26	3,208,687	90.8%	94.8%	68,204	22.78	7.1%	5.1%	7.0%
3	Houston-The Woodlands-Sugar Land, TX	5	30	4,003,997	89.3%	94.7%	55,764	15.14	8.2%	6.3%	5.8%
4	Chicago-Naperville-Elgin, IL-IN-WI	3	16	4,219,418	83.5%	87.9%	55,701	15.37	4.3%	6.6%	5.7%
5	Dallas-Fort Worth-Arlington, TX	4	13	2,711,118	85.5%	92.5%	48,492	20.41	3.5%	4.2%	5.0%
6	Los Angeles-Long Beach-Anaheim, CA	2	11	1,890,596	94.7%	99.1%	43,339	25.36	2.9%	2.9%	4.5%
7	Atlanta-Sandy Springs-Alpharetta, GA	7	23	3,326,958	92.8%	94.5%	43,071	14.22	6.3%	5.2%	4.4%
8	Tampa-St. Petersburg-Clearwater, FL	17	11	1,796,844	93.0%	96.6%	28,467	17.00	2.9%	2.8%	2.9%
9	Cincinnati, OH-KY-IN	30	7	1,860,090	96.9%	98.9%	26,238	18.07	1.8%	2.9%	2.7%
10	Miami-Fort Lauderdale-Pompano Beach, FL	9	9	1,487,515	86.4%	91.1%	22,000	16.78	2.4%	2.3%	2.3%
	10 Largest CBSAs by ABR	—	168	28,507,739	89.6%	93.9%	462,929	18.42	45.4%	44.6%	47.6%

11	Naples-Marco Island, FL	138	5	1,068,109	93.6%	99.3%	21,127	20.23	1.3%	1.7%	2.2%
12	Orlando-Kissimmee-Sanford, FL	22	5	803,287	90.2%	98.3%	19,071	24.31	1.3%	1.2%	2.0%
13	Denver-Aurora-Lakewood, CO	19	6	1,314,146	92.2%	95.7%	18,356	15.70	1.6%	2.0%	1.9%
14	Detroit-Warren-Dearborn, MI	14	8	1,459,645	85.4%	93.4%	17,193	13.68	2.1%	2.3%	1.8%
15	San Diego-Chula Vista-Carlsbad, CA	18	3	655,343	95.4%	96.8%	16,486	26.54	0.8%	1.0%	1.7%
16	Charlotte-Concord-Gastonia, NC-SC	23	4	1,301,277	96.9%	97.2%	15,100	13.38	1.1%	2.0%	1.6%
17	Minneapolis-St. Paul-Bloomington, MN-WI	16	8	1,086,726	84.4%	85.6%	13,839	16.55	2.1%	1.7%	1.4%
18	Ann Arbor, MI	149	3	814,826	91.8%	97.3%	13,206	16.78	0.8%	1.3%	1.4%
19	San Francisco-Oakland-Berkeley, CA	13	2	506,520	95.2%	96.5%	11,964	30.05	0.6%	0.8%	1.2%
20	North Port-Sarasota-Bradenton, FL	66	5	737,243	95.7%	99.1%	11,204	15.47	1.3%	1.1%	1.2%
	20 Largest CBSAs by ABR	—	217	38,254,861	90.1%	94.4%	620,475	18.32	58.4%	59.7%	64.0%

21	Binghamton, NY	200	4	751,490	89.8%	96.6%	10,890	15.00	1.1%	1.2%	1.1%
22	Vallejo, CA	123	1	519,266	90.9%	91.2%	10,728	23.60	0.3%	0.8%	1.1%
23	Port St. Lucie, FL	112	5	692,612	91.0%	94.3%	10,693	16.53	1.3%	1.1%	1.1%
24	Nashville-Davidson--Murfreesboro--Franklin, TN	34	4	797,885	92.2%	97.4%	10,544	13.63	1.1%	1.2%	1.1%
25	Boston-Cambridge-Newton, MA-NH	11	6	722,376	94.7%	97.0%	10,403	14.85	1.6%	1.1%	1.1%
26	Allentown-Bethlehem-Easton, PA-NJ	70	3	824,148	93.9%	96.5%	10,267	14.10	0.8%	1.3%	1.1%
27	Riverside-San Bernardino-Ontario, CA	12	4	501,668	91.0%	94.8%	9,972	24.16	1.1%	0.8%	1.0%

Supplemental Disclosure - Three Months Ended December 31, 2023	Page 33

MAJOR CBSA DETAIL											↩ Table of Contents
Dollars in thousands, except per square foot amounts

BRIXMOR LARGEST CBSAs BY ABR
									Percent of
		CBSA	Number of		Percent	Percent			Number of	Percent	Percent
	Largest CBSAs by ABR	Rank	Properties	GLA	Billed	Leased	ABR	ABR PSF	Properties	of GLA	of ABR
28	Memphis, TN-MS-AR	45	1	649,252	94.6%	96.0%	9,852	16.66	0.3%	1.0%	1.0%
29	Cleveland-Elyria, OH	35	3	803,543	89.7%	92.4%	9,733	13.20	0.8%	1.2%	1.0%
30	Indianapolis-Carmel-Anderson, IN	33	2	715,057	94.8%	97.5%	8,580	12.48	0.6%	1.1%	0.9%
31	Jacksonville, FL	39	3	695,151	95.4%	97.2%	8,436	13.02	0.8%	1.1%	0.9%
32	Louisville/Jefferson County, KY-IN	46	4	699,917	90.7%	97.8%	8,059	12.08	1.1%	1.1%	0.8%
33	Hartford-East Hartford-Middletown, CT	49	3	570,969	93.5%	95.8%	7,693	14.51	0.8%	0.9%	0.8%
34	Worcester, MA-CT	58	3	513,199	87.5%	98.4%	7,000	16.50	0.8%	0.8%	0.7%
35	Scranton--Wilkes-Barre, PA	103	2	618,795	99.5%	99.5%	6,506	23.99	0.6%	1.0%	0.7%
36	Milwaukee-Waukesha, WI	41	3	520,340	92.5%	97.6%	6,379	12.56	0.8%	0.8%	0.7%
37	Wilmington, NC	168	2	379,107	98.1%	99.6%	6,102	16.33	0.6%	0.6%	0.6%
38	New Haven-Milford, CT	71	4	488,490	78.6%	92.0%	5,854	13.02	1.1%	0.8%	0.6%
39	Greensboro-High Point, NC	80	1	407,244	90.7%	91.8%	5,820	15.57	0.3%	0.6%	0.6%
40	College Station-Bryan, TX	180	3	433,728	94.3%	94.6%	5,794	17.03	0.8%	0.7%	0.6%
41	Oxnard-Thousand Oaks-Ventura, CA	74	2	319,844	84.5%	96.6%	5,781	19.39	0.6%	0.5%	0.6%
42	Poughkeepsie-Newburgh-Middletown, NY	87	3	399,379	97.9%	98.2%	5,568	14.42	0.8%	0.6%	0.6%
43	Washington-Arlington-Alexandria, DC-VA-MD-WV	6	2	412,533	92.2%	92.2%	5,424	14.70	0.6%	0.6%	0.6%
44	Spartanburg, SC	153	1	381,927	93.0%	97.8%	5,184	14.38	0.3%	0.6%	0.5%
45	Cape Coral-Fort Myers, FL	75	1	281,822	73.9%	98.9%	4,812	17.71	0.3%	0.4%	0.5%
46	Manchester-Nashua, NH	132	2	234,121	76.6%	96.7%	4,628	22.01	0.6%	0.4%	0.5%
47	Raleigh-Cary, NC	42	2	286,697	98.0%	98.8%	4,500	16.01	0.6%	0.4%	0.5%
48	Panama City, FL	236	2	403,492	96.6%	99.0%	4,450	11.31	0.6%	0.6%	0.5%
49	Norwich-New London, CT	186	1	243,511	89.9%	92.5%	4,339	19.69	0.3%	0.4%	0.4%
50	Dayton-Kettering, OH	77	1	333,998	85.3%	89.4%	4,337	14.90	0.3%	0.5%	0.4%
	50 Largest CBSAs by ABR	—	295	53,856,422	90.6%	94.8%	838,803	17.47	80.1%	83.9%	86.6%

51	Mobile, AL	130	1	410,401	91.5%	91.7%	4,273	11.63	0.3%	0.6%	0.4%
52	Boulder, CO	161	1	275,919	84.9%	88.4%	4,266	17.49	0.3%	0.4%	0.4%
53	Greenville-Anderson, SC	60	2	220,723	99.4%	99.4%	4,210	19.65	0.6%	0.3%	0.4%
54	Kansas City, MO-KS	31	3	448,226	92.3%	94.5%	4,187	9.89	0.8%	0.7%	0.4%
55	Charleston-North Charleston, SC	73	2	498,871	75.9%	76.4%	3,840	10.23	0.6%	0.8%	0.4%
56	Bakersfield, CA	63	1	240,068	95.3%	95.3%	3,737	16.65	0.3%	0.4%	0.4%
57	Winston-Salem, NC	90	2	351,938	84.1%	87.1%	3,722	12.67	0.6%	0.5%	0.4%
58	Atlantic City-Hammonton, NJ	182	1	179,183	100.0%	100.0%	3,708	20.69	0.3%	0.3%	0.4%
59	Hilton Head Island-Bluffton, SC	202	2	231,952	79.7%	80.0%	3,471	18.71	0.6%	0.4%	0.4%
60	Springfield, MA	91	2	322,173	88.8%	96.1%	3,455	15.13	0.6%	0.5%	0.4%
61	Virginia Beach-Norfolk-Newport News, VA-NC	38	1	150,014	99.8%	99.8%	3,327	22.45	0.3%	0.2%	0.3%
62	Greenville, NC	257	1	233,153	87.6%	90.0%	3,288	15.66	0.3%	0.4%	0.3%
63	Fresno, CA	56	1	215,166	97.3%	97.3%	3,230	15.42	0.3%	0.3%	0.3%
64	Pittsfield, MA	331	1	188,444	99.1%	99.1%	2,981	15.97	0.3%	0.3%	0.3%
65	Savannah, GA	133	2	221,381	96.0%	96.5%	2,904	14.03	0.6%	0.3%	0.3%

Supplemental Disclosure - Three Months Ended December 31, 2023	Page 34

MAJOR CBSA DETAIL											↩ Table of Contents
Dollars in thousands, except per square foot amounts

BRIXMOR LARGEST CBSAs BY ABR
									Percent of
		CBSA	Number of		Percent	Percent			Number of	Percent	Percent
	Largest CBSAs by ABR	Rank	Properties	GLA	Billed	Leased	ABR	ABR PSF	Properties	of GLA	of ABR
66	Roanoke, VA	164	2	311,149	97.8%	98.4%	2,808	11.35	0.6%	0.5%	0.3%
67	Sacramento-Roseville-Folsom, CA	27	1	78,103	16.7%	100.0%	2,775	35.53	0.3%	0.1%	0.3%
68	Bridgeport-Stamford-Norwalk, CT	61	1	161,075	100.0%	100.0%	2,769	17.19	0.3%	0.2%	0.3%
69	Elkhart-Goshen, IN	226	1	214,067	98.0%	98.0%	2,767	13.19	0.3%	0.3%	0.3%
70	Columbus, OH	32	2	276,504	87.0%	90.5%	2,757	11.38	0.6%	0.4%	0.3%
71	Concord, NH	286	1	196,542	100.0%	100.0%	2,709	14.54	0.3%	0.3%	0.3%
72	Duluth, MN-WI	174	1	183,105	95.1%	95.1%	2,508	14.41	0.3%	0.3%	0.3%
73	Santa Maria-Santa Barbara, CA	124	1	166,696	97.0%	100.0%	2,449	14.69	0.3%	0.3%	0.3%
74	Richmond, VA	44	1	141,569	96.6%	96.6%	2,284	16.70	0.3%	0.2%	0.2%
75	Rutland, VT	539	1	223,314	88.5%	98.6%	2,251	10.23	0.3%	0.3%	0.2%
76	Flint, MI	137	1	164,632	100.0%	100.0%	2,222	13.59	0.3%	0.3%	0.2%
77	Tucson, AZ	54	1	165,350	79.3%	100.0%	2,194	13.27	0.3%	0.3%	0.2%
78	Manhattan, KS	323	1	214,898	98.5%	99.5%	2,182	16.39	0.3%	0.3%	0.2%
79	Austin-Round Rock-Georgetown, TX	26	1	170,605	95.4%	96.1%	2,177	13.27	0.3%	0.3%	0.2%
80	Columbus, IN	440	1	143,740	83.8%	100.0%	2,124	14.78	0.3%	0.2%	0.2%
81	Trenton-Princeton, NJ	146	1	149,993	97.3%	97.3%	2,113	14.47	0.3%	0.2%	0.2%
82	Greeneville, TN	483	1	224,139	99.3%	99.3%	2,110	9.69	0.3%	0.3%	0.2%
83	Portland-South Portland, ME	104	1	287,533	97.9%	100.0%	2,056	17.26	0.3%	0.4%	0.2%
84	Crestview-Fort Walton Beach-Destin, FL	170	1	158,118	96.9%	99.1%	2,005	12.79	0.3%	0.2%	0.2%
85	St. Louis, MO-IL	21	2	208,998	84.4%	84.4%	1,979	11.43	0.6%	0.3%	0.2%
86	Ithaca, NY	380	1	204,405	92.5%	92.5%	1,940	10.26	0.3%	0.3%	0.2%
87	Palm Bay-Melbourne-Titusville, FL	96	1	131,243	84.6%	96.8%	1,878	14.78	0.3%	0.2%	0.2%
88	Deltona-Daytona Beach-Ormond Beach, FL	86	1	184,379	98.7%	100.0%	1,860	10.09	0.3%	0.3%	0.2%
89	California-Lexington Park, MD	360	1	92,335	100.0%	100.0%	1,847	20.00	0.3%	0.1%	0.2%
90	Ocean City, NJ	409	1	136,351	98.2%	98.2%	1,799	13.43	0.3%	0.2%	0.2%
91	Toledo, OH	95	1	298,765	79.0%	82.2%	1,768	12.68	0.3%	0.5%	0.2%
92	Georgetown, SC	510	1	120,095	86.4%	96.4%	1,714	14.80	0.3%	0.2%	0.2%
93	Lansing-East Lansing, MI	108	1	160,946	66.5%	100.0%	1,706	10.60	0.3%	0.2%	0.2%
94	London, KY	295	1	166,026	100.0%	100.0%	1,616	9.73	0.3%	0.3%	0.2%
95	Durham-Chapel Hill, NC	92	1	97,226	97.8%	97.8%	1,578	16.59	0.3%	0.2%	0.2%
96	Muskegon, MI	256	1	104,600	96.2%	96.2%	1,546	15.37	0.3%	0.2%	0.2%
97	Lafayette-West Lafayette, IN	208	1	132,027	100.0%	100.0%	1,461	11.07	0.3%	0.2%	0.2%
98	Modesto, CA	106	1	86,689	100.0%	100.0%	1,224	14.53	0.3%	0.1%	0.1%
99	Elizabethtown-Fort Knox, KY	280	1	130,466	98.6%	100.0%	1,125	8.62	0.3%	0.2%	0.1%
100	Knoxville, TN	64	1	119,360	100.0%	100.0%	1,012	8.48	0.3%	0.2%	0.1%
	100 Largest CBSAs by ABR	—	356	64,049,077	90.7%	94.8%	964,715	16.90	98.3%	99.4%	99.6%

	Other CBSAs	—	6	411,748	80.1%	80.7%	4,234	12.93	1.7%	0.6%	0.4%

TOTAL		—	362	64,460,825	90.6%	94.7%	$968,949	$16.88	100.0%	100.0%	100.0%

Supplemental Disclosure - Three Months Ended December 31, 2023	Page 35

PROPERTIES BY STATE										↩ Table of Contents
Dollars in thousands, except per square foot amounts

								Percent of
		Number of		Percent	Percent			Number of	Percent	Percent
	State	Properties	GLA	Billed	Leased	ABR	ABR PSF	Properties	of GLA	of ABR
1	Florida	49	8,439,815	91.5%	96.5%	$136,003	$17.07	13.5%	13.1%	14.0%
2	Texas	48	7,404,115	88.2%	93.7%	113,092	17.07	13.3%	11.5%	11.7%
3	California	28	5,179,959	92.6%	97.0%	111,685	23.98	7.7%	8.0%	11.6%
4	Pennsylvania	24	4,328,200	89.4%	94.6%	68,316	20.52	6.6%	6.7%	7.1%
5	New York	26	3,398,142	91.5%	95.9%	68,082	21.22	7.2%	5.3%	7.1%
6	Illinois	16	4,219,418	83.5%	87.9%	55,701	15.37	4.4%	6.5%	5.7%
7	New Jersey	16	2,821,891	94.6%	96.2%	47,386	18.53	4.4%	4.4%	5.0%
8	Georgia	26	3,627,261	93.1%	94.7%	46,873	14.16	7.2%	5.6%	4.8%
9	North Carolina	13	3,056,642	94.2%	95.2%	40,110	14.55	3.6%	4.7%	4.1%
10	Michigan	15	2,804,178	87.5%	95.3%	36,681	14.33	4.1%	4.4%	3.8%
11	Ohio	13	2,893,261	90.9%	93.6%	35,990	15.42	3.6%	4.5%	3.7%
12	Tennessee	7	1,790,636	94.5%	97.3%	23,518	13.82	1.9%	2.8%	2.4%
13	Colorado	7	1,590,065	90.9%	94.4%	22,622	16.01	1.9%	2.5%	2.3%
14	Massachusetts	10	1,504,804	91.9%	97.7%	21,363	16.33	2.8%	2.3%	2.2%
15	Connecticut	9	1,464,045	88.7%	94.5%	20,655	15.17	2.5%	2.3%	2.1%
16	Kentucky	7	1,676,048	94.5%	98.4%	19,643	13.17	1.9%	2.6%	2.0%
17	South Carolina	8	1,453,568	85.4%	87.7%	18,419	14.72	2.2%	2.3%	1.9%
18	Minnesota	9	1,269,831	86.0%	87.0%	16,347	16.18	2.5%	2.0%	1.7%
19	Indiana	5	1,204,891	94.6%	98.2%	14,932	12.73	1.4%	1.9%	1.5%
20	New Hampshire	5	672,051	89.2%	97.4%	9,813	15.63	1.4%	1.0%	1.0%
21	Virginia	5	735,614	94.6%	94.9%	9,450	14.82	1.4%	1.1%	1.0%
22	Wisconsin	3	520,340	92.5%	97.6%	6,379	12.56	0.8%	0.8%	0.7%
23	Maryland	2	371,986	98.8%	98.8%	6,240	17.52	0.6%	0.6%	0.6%
24	Missouri	4	495,523	90.4%	91.5%	4,620	10.26	1.0%	0.8%	0.5%
25	Alabama	1	410,401	91.5%	91.7%	4,273	11.63	0.3%	0.6%	0.4%
26	Kansas	2	376,599	94.0%	95.6%	3,728	13.34	0.6%	0.6%	0.4%
27	Vermont	1	223,314	88.5%	98.6%	2,251	10.23	0.3%	0.3%	0.2%
28	Arizona	1	165,350	79.3%	100.0%	2,194	13.27	0.3%	0.3%	0.2%
29	Maine	1	287,533	97.9%	100.0%	2,056	17.26	0.3%	0.4%	0.2%
30	West Virginia	1	75,344	44.8%	44.8%	527	15.61	0.3%	0.1%	0.1%

TOTAL		362	64,460,825	90.6%	94.7%	$968,949	$16.88	100.0%	100.0%	100.0%

Supplemental Disclosure - Three Months Ended December 31, 2023	Page 36

PROPERTY LIST												↩ Table of Contents
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Core-Based Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1) (5)	Other Major Tenants (2) (5)	Major Tenants

1	Springdale	Mobile	AL	Mobile, AL	2004	410,401	91.7%	$4,273	$11.63	Sam's Club*	bealls, Big Lots, Burlington Stores, Conn's Home Plus, Crunch Fitness, David's Bridal, Five Below, Fresenius Medical Care, Marshalls, Piccadilly, Shoe Station, Ulta, World Market	—
2	Northmall Centre	Tucson	AZ	Tucson, AZ	1996	165,350	100.0%	2,194	13.27	Sam's Club*	Ace Pickleball Club, Big 5 Sporting Goods, CareMore, Defy-Tucson, Dollar Tree	—
3	Bakersfield Plaza	Bakersfield	CA	Bakersfield, CA	1970	240,068	95.3%	3,737	16.65	Lassens Natural Foods & Vitamins	AMC, Burlington Stores, Five Below, In Shape Fitness, Kids Empire, Ross Dress for Less	Hobby Lobby
4	Brea Gateway	Brea	CA	Los Angeles-Long Beach-Anaheim, CA	1994	181,819	100.0%	5,047	28.15	Ralphs (Kroger)	HomeGoods, Rite Aid, World Market	—
5	Carmen Plaza	Camarillo	CA	Oxnard-Thousand Oaks-Ventura, CA	2000	128,369	95.1%	3,247	28.12	TBA, Trader Joe's*	CVS, Harbor Freight Tools	—
6	Plaza Rio Vista	Cathedral	CA	Riverside-San Bernardino-Ontario, CA	2005	75,415	98.3%	1,575	23.73	Stater Bros.	—	—
7	Cudahy Plaza	Cudahy	CA	Los Angeles-Long Beach-Anaheim, CA	2021	123,200	100.0%	2,996	24.32	Sprouts Farmers Market	Burlington Stores, Chuze Fitness	—
8	The Davis Collection (4)	Davis	CA	Sacramento-Roseville-Folsom, CA	2024	78,103	100.0%	2,775	35.53	Trader Joe's	Nordstrom Rack, PetSmart, Ulta	—
9	Felicita Plaza	Escondido	CA	San Diego-Chula Vista-Carlsbad, CA	2001	98,594	98.8%	1,740	17.87	Vons (Albertsons)	Chuze Fitness	—
10	Felicita Town Center	Escondido	CA	San Diego-Chula Vista-Carlsbad, CA	1987	124,670	84.3%	3,110	29.58	Major Market, Trader Joe's	—	—
11	Arbor - Broadway Faire (3)	Fresno	CA	Fresno, CA	1995	215,166	97.3%	3,230	15.42	Smart & Final Extra! (Chedraui USA)	Boot Barn, PetSmart, The Home Depot	DICK's Sporting Goods
12	Lompoc Center	Lompoc	CA	Santa Maria-Santa Barbara, CA	1960	166,696	100.0%	2,449	14.69	ALDI	Boot Barn, Harbor Freight Tools, Marshalls, Michaels, Old Navy, Petco, Ulta	—
13	Briggsmore Plaza	Modesto	CA	Modesto, CA	1998	86,689	100.0%	1,224	14.53	Grocery Outlet	American Freight, dd's Discounts (Ross)	In Shape Fitness
14	Montebello Plaza	Montebello	CA	Los Angeles-Long Beach-Anaheim, CA	1974	284,331	100.0%	6,633	23.51	Albertsons	Best Buy, CVS, Kohl's, Optum Urgent Care, Ross Dress for Less	—
15	California Oaks Center	Murrieta	CA	Riverside-San Bernardino-Ontario, CA	1990	124,481	98.4%	2,356	19.86	Barons Market	Crunch Fitness, Dollar Tree	—
16	Pacoima Center	Pacoima	CA	Los Angeles-Long Beach-Anaheim, CA	1995	205,273	100.0%	2,743	13.53	Food 4 Less (Kroger)	AutoZone, Ross Dress for Less, Target	—
17	Metro 580	Pleasanton	CA	San Francisco-Oakland-Berkeley, CA	1996	177,573	94.1%	2,593	32.90	—	Kohl's, Party City	Walmart
18	Rose Pavilion	Pleasanton	CA	San Francisco-Oakland-Berkeley, CA	2019	328,947	97.8%	9,371	29.34	99 Ranch Market, Trader Joe's	CVS, Fitness 19, Macy's Home Store, Restoration Hardware, Total Wine & More	—
19	Puente Hills Town Center (4)	Rowland Heights	CA	Los Angeles-Long Beach-Anaheim, CA	2024	258,685	97.0%	6,553	26.12	ALDI	Dollar Tree, East West Bank, Goodwill, Marshalls, Planet Fitness	—
20	Ocean View Plaza	San Clemente	CA	Los Angeles-Long Beach-Anaheim, CA	1990	169,963	98.9%	5,620	33.42	Ralphs (Kroger), Trader Joe's	Crunch Fitness, CVS	—
21	Plaza By The Sea	San Clemente	CA	Los Angeles-Long Beach-Anaheim, CA	1976	48,697	100.0%	1,417	29.10	Stater Bros.	—	—
22	Village at Mira Mesa	San Diego	CA	San Diego-Chula Vista-Carlsbad, CA	2023	432,079	100.0%	11,636	27.79	Sprouts Farmers Market, Vons (Albertsons)	BevMo, Burlington Stores, CVS, Marshalls, Michaels, Petco	—
23	San Dimas Plaza	San Dimas	CA	Los Angeles-Long Beach-Anaheim, CA	1986	164,757	95.6%	3,813	24.22	Smart & Final Extra! (Chedraui USA)	Harbor Freight Tools, T.J.Maxx	—
24	Bristol Plaza	Santa Ana	CA	Los Angeles-Long Beach-Anaheim, CA	2003	111,403	100.0%	3,885	35.58	Trader Joe's	Petco, Rite Aid, Ross Dress for Less	—
25	Gateway Plaza	Santa Fe Springs	CA	Los Angeles-Long Beach-Anaheim, CA	2002	289,268	100.0%	3,414	25.51	El Super (Chedraui USA), Walmart Supercenter	Party City, Ross Dress for Less	Target
26	Santa Paula Center	Santa Paula	CA	Oxnard-Thousand Oaks-Ventura, CA	1995	191,475	97.6%	2,534	13.87	Vons (Albertsons)	Ace Hardware, Big 5 Sporting Goods, Big Lots, CVS, Dollar Tree, Regency Theaters	—
27	Vail Ranch Center (4)	Temecula	CA	Riverside-San Bernardino-Ontario, CA	2024	201,682	90.0%	3,673	28.04	Stater Bros.	Burlington Stores, Dollar Tree, Five Below, Kahoots	—
28	Country Hills Shopping Center	Torrance	CA	Los Angeles-Long Beach-Anaheim, CA	1977	53,200	100.0%	1,218	22.89	Ralphs (Kroger)	—	—
29	Upland Town Square	Upland	CA	Riverside-San Bernardino-Ontario, CA	1994	100,090	97.6%	2,368	24.48	Sprouts Farmers Market	—	—
30	Gateway Plaza - Vallejo	Vallejo	CA	Vallejo, CA	2023	519,266	91.2%	10,728	23.60	Costco*	Century Theatres, City Sports Club, DSW, Mancini's Sleepworld, Marshalls, Michaels, OfficeMax, Party City, Pep Boys, Petco, PetSmart, Ross Dress for Less, Ulta	Target
31	Arvada Plaza	Arvada	CO	Denver-Aurora-Lakewood, CO	1994	95,236	100.0%	829	8.70	King Soopers (Kroger)	Arc	—
32	Arapahoe Crossings	Aurora	CO	Denver-Aurora-Lakewood, CO	1996	476,988	95.1%	7,501	16.71	King Soopers (Kroger)	2nd & Charles, AMC, Big Lots, Burlington Stores, Boot Barn, DICK’S Sporting Goods Warehouse Sale, Goldfish Swim School, Kohl's, Planet Fitness	—
33	Aurora Plaza	Aurora	CO	Denver-Aurora-Lakewood, CO	1996	178,013	100.0%	2,184	12.70	King Soopers (Kroger)	Chuze Fitness, iGen	—
34	Villa Monaco	Denver	CO	Denver-Aurora-Lakewood, CO	1978	121,101	97.6%	2,054	17.37	—	Chuze Fitness	—

Supplemental Disclosure - Three Months Ended December 31, 2023	Page 37

PROPERTY LIST												↩ Table of Contents
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Core-Based Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1) (5)	Other Major Tenants (2) (5)	Major Tenants

35	Centennial Shopping Center	Englewood	CO	Denver-Aurora-Lakewood, CO	2013	113,830	95.2%	1,187	38.20	King Soopers (Kroger)	—	—
36	Superior Marketplace	Superior	CO	Boulder, CO	1997	275,919	88.4%	4,266	17.49	Whole Foods Market (Amazon), Costco*, SuperTarget*	Chuck E. Cheese's, Goldfish Swim School, Michaels, PetSmart, Restoration Hardware Outlet, Stickley Furniture, T.J.Maxx, Ulta	—
37	Westminster City Center (4)	Westminster	CO	Denver-Aurora-Lakewood, CO	2024	328,978	92.3%	4,601	15.15	—	Barnes & Noble, David's Bridal, Dollar Tree, DSW, Golf Galaxy, JOANN, Party City, Petco, Ross Dress for Less, Sierra Trading Post, The Tile Shop, Ulta	—
38	The Shoppes at Fox Run	Glastonbury	CT	Hartford-East Hartford-Middletown, CT	1974	108,167	93.4%	2,909	28.78	Whole Foods Market (Amazon)	Petco	—
39	Parkway Plaza	Hamden	CT	New Haven-Milford, CT	2006	72,353	92.7%	1,042	15.53	PriceRite (Wakefern)	—	The Home Depot
40	The Manchester Collection	Manchester	CT	Hartford-East Hartford-Middletown, CT	2001	312,908	95.1%	3,028	10.78	Walmart Supercenter*	Advance Auto Parts, Crazy Hot Deals, DICK’S Sporting Goods Warehouse Sale, DSW, Edge Fitness, Hobby Lobby, Namco, Savers, U.S Furniture	Best Buy, The Home Depot, Walmart
41	Turnpike Plaza	Newington	CT	Hartford-East Hartford-Middletown, CT	2004	149,894	99.0%	1,756	11.84	Price Chopper (Northeast Grocery)	—	—
42	North Haven Crossing	North Haven	CT	New Haven-Milford, CT	1993	103,365	97.7%	1,806	17.88	—	Barnes & Noble, Dollar Tree, HomeGoods, PetSmart	—
43	Colonial Commons - Orange	Orange	CT	New Haven-Milford, CT	1996	133,786	97.0%	873	6.73	—	—	—
44	Stratford Square	Stratford	CT	Bridgeport-Stamford-Norwalk, CT	1984	161,075	100.0%	2,769	17.19	—	Esporta Fitness, Five Below, Marshalls	—
45	Waterbury Plaza	Waterbury	CT	New Haven-Milford, CT	2000	178,986	84.8%	2,133	14.06	Super Stop & Shop (Ahold Delhaize)	Dollar Tree, Joey'z Shopping Spree	Target
46	Waterford Commons	Waterford	CT	Norwich-New London, CT	2004	243,511	92.5%	4,339	19.69	—	Books-A-Million, DICK'S Sporting Goods, DSW, Michaels, Party City, Tractor Supply Co., Ulta	Best Buy, Raymour & Flanigan
47	Center of Bonita Springs	Bonita Springs	FL	Cape Coral-Fort Myers, FL	2014	281,822	98.9%	4,812	17.71	Publix	bealls, Burlington Stores, Crunch Fitness, Kohl's, Naples Community Hospital, NewSouth Window Solutions	—
48	Coastal Way - Coastal Landing (3)	Brooksville	FL	Tampa-St. Petersburg-Clearwater, FL	2008	393,249	100.0%	5,251	15.65	BJ's Wholesale Club, Sprouts Farmers Market	Belk, HomeGoods, Marshalls, Michaels, Office Depot, Petco, Ulta	—
49	Clearwater Mall	Clearwater	FL	Tampa-St. Petersburg-Clearwater, FL	1973	300,929	97.5%	7,534	25.67	Costco*, SuperTarget*	Burlington Stores, Dollar Tree, Five Below, Golf Galaxy, Michaels, PetSmart, Ross Dress for Less, Ulta	Lowe's
50	Coconut Creek Plaza	Coconut Creek	FL	Miami-Fort Lauderdale-Pompano Beach, FL	2005	264,921	92.8%	3,916	15.93	Publix	Big Lots, Harvest Church, Off the Wall Trampoline, Planet Fitness	—
51	Century Plaza Shopping Center	Deerfield Beach	FL	Miami-Fort Lauderdale-Pompano Beach, FL	2006	90,483	86.4%	1,998	25.56	—	Broward County Library, CVS	—
52	Northgate Shopping Center	DeLand	FL	Deltona-Daytona Beach-Ormond Beach, FL	1993	184,379	100.0%	1,860	10.09	Publix	Big Lots, Planet Fitness, Tractor Supply Co.	—
53	Sun Plaza	Fort Walton Beach	FL	Crestview-Fort Walton Beach-Destin, FL	2004	158,118	99.1%	2,005	12.79	Publix, ALDI*	bealls, Books-A-Million, Office Depot, T.J.Maxx	—
54	Normandy Square	Jacksonville	FL	Jacksonville, FL	1996	90,384	99.4%	925	10.60	Winn-Dixie (Southeastern Grocers)	Ace Hardware, Family Dollar	—
55	Regency Park Shopping Center	Jacksonville	FL	Jacksonville, FL	1985	330,567	95.6%	3,054	10.38	—	American Freight, bealls, Crunch Fitness, Dollar Tree, Ollie's Bargain Outlet, Party City, Surplus Warehouse	—
56	Ventura Downs	Kissimmee	FL	Orlando-Kissimmee-Sanford, FL	2018	98,191	100.0%	2,025	20.62	—	Esporta Fitness, La Familia Pawn & Jewelry	—
57	Marketplace at Wycliffe	Lake Worth	FL	Miami-Fort Lauderdale-Pompano Beach, FL	2002	135,820	98.8%	2,798	21.21	Walmart Neighborhood Market	Walgreens	—
58	Venetian Isle Shopping Ctr	Lighthouse Point	FL	Miami-Fort Lauderdale-Pompano Beach, FL	1992	184,416	94.4%	2,037	11.70	Publix	City Mattress, Dollar Tree, Staples	—
59	Marco Town Center	Marco Island	FL	Naples-Marco Island, FL	2023	109,545	98.6%	3,056	28.29	Publix	—	—
60	Mall at 163rd Street	Miami	FL	Miami-Fort Lauderdale-Pompano Beach, FL	2007	342,385	76.8%	3,097	12.83	Walmart Supercenter*	Citi Trends, Ross Dress for Less	The Home Depot
61	Shops at Palm Lakes	Miami	FL	Miami-Fort Lauderdale-Pompano Beach, FL	2023	231,536	100.0%	5,276	24.90	Fresco y Más (Southeastern Grocers)	dd's Discounts (Ross), LA Fitness, Ross Dress for Less	—
62	Freedom Square	Naples	FL	Naples-Marco Island, FL	2021	193,242	99.5%	2,783	14.48	Publix	Burlington Stores, HomeGoods, Pet Supplies Plus, Planet Fitness	—
63	Granada Shoppes	Naples	FL	Naples-Marco Island, FL	2011	306,579	98.6%	5,809	19.23	Trader Joe's	Chuck E. Cheese's, Dollar Tree, Haverty's Furniture, Hobby Lobby, HomeSense, Marshalls	—
64	Naples Plaza	Naples	FL	Naples-Marco Island, FL	2013	201,795	100.0%	4,207	21.21	Publix	Marshalls, Office Depot, PGA TOUR Superstore, West Marine	—
65	Park Shore Plaza	Naples	FL	Naples-Marco Island, FL	2017	256,948	100.0%	5,272	21.65	The Fresh Market	Big Lots, Burlington Stores, Dollar Tree, HomeGoods, Party City, Saks OFF Fifth	—
66	Chelsea Place	New Port Richey	FL	Tampa-St. Petersburg-Clearwater, FL	1992	81,144	92.9%	1,006	13.35	Publix	—	—
67	Presidential Plaza West	North Lauderdale	FL	Miami-Fort Lauderdale-Pompano Beach, FL	2006	88,441	100.0%	1,134	12.82	Sedano's	Family Dollar	—
68	Colonial Marketplace	Orlando	FL	Orlando-Kissimmee-Sanford, FL	1986	141,069	100.0%	2,634	18.67	—	Burlington Stores, LA Fitness	Target

Supplemental Disclosure - Three Months Ended December 31, 2023	Page 38

PROPERTY LIST												↩ Table of Contents
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Core-Based Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1) (5)	Other Major Tenants (2) (5)	Major Tenants

69	Conway Crossing	Orlando	FL	Orlando-Kissimmee-Sanford, FL	2002	76,321	100.0%	1,235	16.18	Publix	—	—
70	Hunter's Creek Plaza	Orlando	FL	Orlando-Kissimmee-Sanford, FL	1998	74,583	100.0%	1,359	18.70	Seabra Foods	Office Depot	—
71	Pointe Orlando (4)	Orlando	FL	Orlando-Kissimmee-Sanford, FL	2024	413,123	96.8%	11,818	29.82	—	Capital Grille, Cuba Libre, Dick's Last Resort, Hampton Social, Improv & Fat Fish Blue, Maggiano's Little Italy, Main Event, Monkey Joe's, Regal Cinemas, Rodizio Grill, Sports & Social, Wonderworks	—
72	Martin Downs Town Center	Palm City	FL	Port St. Lucie, FL	1996	64,546	100.0%	858	13.29	Publix	—	—
73	Martin Downs Village Center	Palm City	FL	Port St. Lucie, FL	1987	167,145	92.9%	3,409	22.90	—	Goodwill, Walgreens	—
74	23rd Street Station	Panama City	FL	Panama City, FL	1995	98,827	96.1%	1,467	15.45	Publix	—	—
75	Panama City Square	Panama City	FL	Panama City, FL	1989	304,665	100.0%	2,983	9.99	Walmart Supercenter	Big Lots, Harbor Freight Tools, HomeGoods, T.J.Maxx	—
76	East Port Plaza (4)	Port St. Lucie	FL	Port St. Lucie, FL	2024	214,489	95.6%	3,069	14.97	Publix	Fortis Institute, Goodwill, Urban Air Adventure Park, Walgreens	—
77	Shoppes of Victoria Square	Port St. Lucie	FL	Port St. Lucie, FL	1990	95,186	94.3%	1,277	14.23	Winn-Dixie (Southeastern Grocers)	—	—
78	Lake St. Charles	Riverview	FL	Tampa-St. Petersburg-Clearwater, FL	1999	61,015	100.0%	774	13.58	Winn-Dixie (Southeastern Grocers)	—	—
79	Cobblestone Village	Royal Palm Beach	FL	Miami-Fort Lauderdale-Pompano Beach, FL	2005	39,404	95.6%	879	23.34	SuperTarget*	—	—
80	Beneva Village Shoppes	Sarasota	FL	North Port-Sarasota-Bradenton, FL	2020	144,078	100.0%	2,917	20.25	Publix	Archwell Health, Harbor Freight Tools	—
81	Sarasota Village	Sarasota	FL	North Port-Sarasota-Bradenton, FL	1972	173,184	100.0%	2,301	13.62	Publix	Big Lots, Crunch Fitness, HomeGoods	—
82	Atlantic Plaza	Satellite Beach	FL	Palm Bay-Melbourne-Titusville, FL	2008	131,243	96.8%	1,878	14.78	Publix	Home Centric, Planet Fitness	—
83	Seminole Plaza	Seminole	FL	Tampa-St. Petersburg-Clearwater, FL	2020	156,718	100.0%	2,154	13.74	Sprouts Farmers Market	bealls, Burlington Stores, T.J.Maxx	—
84	Cobblestone Village	St. Augustine	FL	Jacksonville, FL	2003	274,200	98.5%	4,457	16.72	Publix	Bealls Florida, Burlington Stores, Michaels, Party City, Petco	—
85	Dolphin Village	St. Pete Beach	FL	Tampa-St. Petersburg-Clearwater, FL	1990	135,796	92.2%	2,338	18.68	Publix	CVS, Dollar Tree	—
86	Rutland Plaza	St. Petersburg	FL	Tampa-St. Petersburg-Clearwater, FL	2002	149,562	98.8%	1,415	9.57	Winn-Dixie (Southeastern Grocers)	bealls, Big Lots	—
87	Tyrone Gardens	St. Petersburg	FL	Tampa-St. Petersburg-Clearwater, FL	2023	195,214	84.5%	2,164	13.13	Winn-Dixie (Southeastern Grocers)	Big Lots, Chuck E. Cheese's, Crunch Fitness	—
88	Downtown Publix	Stuart	FL	Port St. Lucie, FL	2000	151,246	91.7%	2,080	14.99	Publix	Revive Health & Wellness	—
89	Sunrise Town Center	Sunrise	FL	Miami-Fort Lauderdale-Pompano Beach, FL	1989	110,109	92.4%	865	8.50	Patel Brothers	Dollar Tree	Walmart
90	Carrollwood Center	Tampa	FL	Tampa-St. Petersburg-Clearwater, FL	2002	92,678	98.9%	1,841	20.08	Publix	—	—
91	Ross Plaza	Tampa	FL	Tampa-St. Petersburg-Clearwater, FL	1996	84,707	95.2%	1,413	17.52	—	Dollar Tree, Ross Dress for Less	—
92	Tarpon Mall	Tarpon Springs	FL	Tampa-St. Petersburg-Clearwater, FL	2003	145,832	100.0%	2,577	17.67	Publix	Petco, T.J.Maxx, Ulta	—
93	Venice Plaza	Venice	FL	North Port-Sarasota-Bradenton, FL	1999	132,345	98.8%	1,073	8.21	Winn-Dixie (Southeastern Grocers)	T.J.Maxx	—
94	Venice Shopping Center	Venice	FL	North Port-Sarasota-Bradenton, FL	2000	109,801	97.8%	1,023	9.52	Publix	American Freight	—
95	Venice Village	Venice	FL	North Port-Sarasota-Bradenton, FL	2022	177,835	98.7%	3,890	22.47	Publix	JOANN, Planet Fitness	—
96	Mansell Crossing	Alpharetta	GA	Atlanta-Sandy Springs-Alpharetta, GA	1993	291,622	93.1%	4,143	21.18	—	American Freight, Barnes & Noble, Cooper's Hawk Winery & Restaurant, DSW, Macy's Furniture Gallery, REI, T.J.Maxx	Burlington Stores, HomeGoods, Michaels, Ross Dress for Less, Studio Movie Grill
97	Northeast Plaza	Atlanta	GA	Atlanta-Sandy Springs-Alpharetta, GA	1952	445,342	83.2%	4,768	13.17	City Farmers Market	dd's Discounts (Ross), Dollar General, Dollar Tree, Goodwill, NCG Cinemas, Octapharma, P.C.X.	—
98	Sweetwater Village	Austell	GA	Atlanta-Sandy Springs-Alpharetta, GA	1985	66,197	98.0%	568	8.76	Food Depot	Dollar Tree	—
99	Vineyards at Chateau Elan	Braselton	GA	Atlanta-Sandy Springs-Alpharetta, GA	2002	79,047	100.0%	1,322	16.72	Publix	—	—
100	Salem Road Station	Covington	GA	Atlanta-Sandy Springs-Alpharetta, GA	2000	67,270	100.0%	844	12.55	Publix	—	—
101	Keith Bridge Commons	Cumming	GA	Atlanta-Sandy Springs-Alpharetta, GA	2002	94,886	97.4%	1,390	15.04	Kroger	—	—
102	Northside	Dalton	GA	Dalton, GA	2001	78,922	100.0%	898	12.15	—	America's Thirft Stores, Dollar Tree	—
103	Cosby Station	Douglasville	GA	Atlanta-Sandy Springs-Alpharetta, GA	1994	77,811	100.0%	970	12.47	Publix	—	—
104	Park Plaza	Douglasville	GA	Atlanta-Sandy Springs-Alpharetta, GA	1986	46,670	91.2%	818	19.30	Kroger*	—	—

Supplemental Disclosure - Three Months Ended December 31, 2023	Page 39

PROPERTY LIST												↩ Table of Contents
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Core-Based Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1) (5)	Other Major Tenants (2) (5)	Major Tenants

105	Venture Pointe	Duluth	GA	Atlanta-Sandy Springs-Alpharetta, GA	1995	155,172	100.0%	1,776	11.45	Costco*	American Freight, Ollie's Bargain Outlet, Studio Movie Grill	Big Lots
106	Banks Station	Fayetteville	GA	Atlanta-Sandy Springs-Alpharetta, GA	2006	178,871	81.6%	1,405	11.41	Food Depot	Staples	—
107	Barrett Place	Kennesaw	GA	Atlanta-Sandy Springs-Alpharetta, GA	1992	218,818	100.0%	3,025	14.19	ALDI	Best Buy, Michaels, Nordstrom Rack, PetSmart	—
108	Shops of Huntcrest	Lawrenceville	GA	Atlanta-Sandy Springs-Alpharetta, GA	2003	97,040	97.2%	1,409	14.94	Publix	—	—
109	Mableton Walk	Mableton	GA	Atlanta-Sandy Springs-Alpharetta, GA	1994	105,884	95.2%	1,637	16.24	Publix	—	—
110	The Village at Mableton	Mableton	GA	Atlanta-Sandy Springs-Alpharetta, GA	2023	222,161	96.0%	2,269	10.63	—	Burlington Stores, Cash America, DashMart, dd's Discounts (Ross), Dollar Tree, Five Below, Ollie's Bargain Outlet, Planet Fitness, Ross Dress for Less	—
111	Eastlake Plaza	Marietta	GA	Atlanta-Sandy Springs-Alpharetta, GA	1982	56,840	100.0%	1,069	19.44	—	Crunch Fitness	—
112	New Chastain Corners	Marietta	GA	Atlanta-Sandy Springs-Alpharetta, GA	2004	113,079	100.0%	1,492	13.19	Kroger	—	—
113	Pavilions at Eastlake	Marietta	GA	Atlanta-Sandy Springs-Alpharetta, GA	1996	144,351	99.2%	2,288	15.98	Kroger	—	—
114	Creekwood Village	Rex	GA	Atlanta-Sandy Springs-Alpharetta, GA	1990	69,778	100.0%	691	9.90	Food Depot	—	—
115	ConneXion	Roswell	GA	Atlanta-Sandy Springs-Alpharetta, GA	2016	107,355	100.0%	2,161	20.13	—	Planet Fitness	—
116	Holcomb Bridge Crossing	Roswell	GA	Atlanta-Sandy Springs-Alpharetta, GA	1988	93,420	92.7%	1,106	12.77	—	PGA TOUR Superstore	—
117	Kings Market	Roswell	GA	Atlanta-Sandy Springs-Alpharetta, GA	2005	275,294	95.5%	2,993	11.38	Publix	Ace Pickleball Club, Frontgate, Sky Zone	—
118	Victory Square	Savannah	GA	Savannah, GA	2007	119,919	96.0%	1,763	16.26	SuperTarget*	Citi Trends, Dollar Tree, NCG Cinemas, Staples	The Home Depot
119	Stockbridge Village	Stockbridge	GA	Atlanta-Sandy Springs-Alpharetta, GA	2008	184,185	98.7%	3,289	18.09	Kroger	DaVita Dialysis	—
120	Stone Mountain Festival	Stone Mountain	GA	Atlanta-Sandy Springs-Alpharetta, GA	2006	135,865	94.2%	1,638	12.80	—	Conn's Home Plus, Harbor Freight Tools, NCG Cinemas	—
121	Wilmington Island	Wilmington Island	GA	Savannah, GA	1985	101,462	97.1%	1,141	11.58	Kroger	—	—
122	Annex of Arlington	Arlington Heights	IL	Chicago-Naperville-Elgin, IL-IN-WI	1999	199,663	98.3%	3,995	20.36	Trader Joe's	Binny's Beverage Depot, Chuck E. Cheese's, Dollar Tree, Kirkland's, Party City, Petco, Ulta	—
123	Ridge Plaza	Arlington Heights	IL	Chicago-Naperville-Elgin, IL-IN-WI	2000	151,643	89.7%	2,101	15.44	—	Harbor Freight Tools, XSport Fitness	Kohl's
124	Southfield Plaza	Bridgeview	IL	Chicago-Naperville-Elgin, IL-IN-WI	2006	196,445	100.0%	2,515	12.80	Shop & Save Market (Albertsons)	Hobby Lobby, Octapharma, Planet Fitness, Walgreens	—
125	Commons of Chicago Ridge	Chicago Ridge	IL	Chicago-Naperville-Elgin, IL-IN-WI	1998	324,977	98.5%	4,837	16.24	—	Discovery Clothing, Dollar Tree, KPot Korean BBQ & Hot Pot, Marshalls, Pep Boys, Ross Dress for Less, Shoe Carnival, The Home Depot, XSport Fitness	—
126	Rivercrest Shopping Center	Crestwood	IL	Chicago-Naperville-Elgin, IL-IN-WI	1992	541,651	94.7%	6,294	13.00	Tony's Fresh Market (Heritage Grocers)	AMC, At Home, Burlington Stores, Dollar Tree, Hollywood Park, JOANN, National Tire & Battery, OfficeMax, Party City, PetSmart, Planet Fitness, Ross Dress for Less	—
127	The Commons of Crystal Lake	Crystal Lake	IL	Chicago-Naperville-Elgin, IL-IN-WI	1987	273,060	76.4%	2,262	10.85	Jewel-Osco (Albertsons)	Burlington Stores, Harbor Freight Tools	Hobby Lobby
128	Elmhurst Crossing	Elmhurst	IL	Chicago-Naperville-Elgin, IL-IN-WI	2005	347,503	100.0%	4,973	14.31	Whole Foods Market (Amazon)	At Home, Five Below, Kohl's, Petco, Shoe Carnival	—
129	The Quentin Collection	Kildeer	IL	Chicago-Naperville-Elgin, IL-IN-WI	2006	171,530	94.7%	2,246	13.83	—	Bear Paddle Swim School, Best Buy, Painted Tree Marketplace, PetSmart	—
130	Butterfield Square	Libertyville	IL	Chicago-Naperville-Elgin, IL-IN-WI	1997	106,683	76.9%	1,338	16.30	Sunset Foods	—	—
131	High Point Centre	Lombard	IL	Chicago-Naperville-Elgin, IL-IN-WI	2019	240,553	69.4%	2,401	14.38	—	Altitude Trampoline Park, JOANN, LA Fitness	—
132	Long Meadow Commons	Mundelein	IL	Chicago-Naperville-Elgin, IL-IN-WI	1997	118,281	93.8%	1,768	16.81	Jewel-Osco (Albertsons)	Planet Fitness	—
133	Westridge Court (3)	Naperville	IL	Chicago-Naperville-Elgin, IL-IN-WI	1992	699,491	67.5%	9,273	20.92	The Fresh Market	DICK’S Sporting Goods Warehouse Sale, Discovery Clothing, Edge Fitness, Five Below, Funtopia USA, La-Z-Boy Furniture, Painted Tree Marketplace, Star Cinema Grille, Ulta, Walter E. Smithe Furniture & Design, World Market	—
134	North Riverside Plaza	North Riverside	IL	Chicago-Naperville-Elgin, IL-IN-WI	2007	387,873	96.6%	4,527	12.09	Amazon Fresh	Best Buy, Burlington Stores, Kohl's, Michaels, Petco	—
135	Ravinia Plaza	Orland Park	IL	Chicago-Naperville-Elgin, IL-IN-WI	1990	101,800	87.6%	1,741	19.51	Whole Foods Market (Amazon)	Skechers	—
136	Rollins Crossing	Round Lake Beach	IL	Chicago-Naperville-Elgin, IL-IN-WI	1998	120,292	90.1%	1,728	15.94	—	Buffalo Wild Wings, Esporta Fitness, Harbor Freight Tools, Petco	—
137	Tinley Park Plaza (4)	Tinley Park	IL	Chicago-Naperville-Elgin, IL-IN-WI	2024	237,973	94.8%	3,702	16.42	Amazon Fresh	Burlington Stores, Dollar Tree, Planet Fitness, Ross Dress for Less, The Tile Shop	—
138	Meridian Village	Carmel	IN	Indianapolis-Carmel-Anderson, IN	1990	130,431	100.0%	1,490	11.42	—	Ollie's Bargain Outlet	—
139	Columbus Center	Columbus	IN	Columbus, IN	1964	143,740	100.0%	2,124	14.78	—	Burlington Stores, Five Below, HomeGoods, T.J.Maxx	Target

Supplemental Disclosure - Three Months Ended December 31, 2023	Page 40

PROPERTY LIST												↩ Table of Contents
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Core-Based Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1) (5)	Other Major Tenants (2) (5)	Major Tenants

140	Market Centre	Goshen	IN	Elkhart-Goshen, IN	1994	214,067	98.0%	2,767	13.19	Walmart Supercenter*	Burlington Stores, Dollar Tree, JOANN, Ross Dress for Less, Staples	—
141	Speedway Super Center	Speedway	IN	Indianapolis-Carmel-Anderson, IN	2022	584,626	96.9%	7,090	12.73	Kroger	Aaron's, American Freight, Burlington Stores, Dollar Tree, Empire Beauty School, Harbor Freight Tools, HealthNet, Indiana Bureau of Motor Vehicles, Kohl's, Mattress Firm, Oak Street Health, Petco, pOpshelf, Ross Dress for Less, T.J.Maxx	—
142	Sagamore Park Centre	West Lafayette	IN	Lafayette-West Lafayette, IN	2018	132,027	100.0%	1,461	11.07	Pay Less (Kroger)	—	—
143	Westchester Square	Lenexa	KS	Kansas City, MO-KS	1987	161,701	90.5%	1,546	10.57	Hy-Vee	—	—
144	West Loop Shopping Center	Manhattan	KS	Manhattan, KS	2013	214,898	99.5%	2,182	16.39	Dillons (Kroger)	JOANN, Marshalls	—
145	North Dixie Plaza	Elizabethtown	KY	Elizabethtown-Fort Knox, KY	1992	130,466	100.0%	1,125	8.62	—	At Home, Staples	—
146	Florence Plaza - Florence Square (3)	Florence	KY	Cincinnati, OH-KY-IN	2014	679,639	98.3%	8,843	16.73	Kroger	Aaron's, Barnes & Noble, Bob's Discount Furniture, Burlington Stores, Boot Barn, Chuck E. Cheese's, Five Below, Harbor Freight Tools, Hobby Lobby, HomeGoods, KPot Korean BBQ & Hot Pot, Old Navy, Ollie's Bargain Outlet, Ross Dress for Less, Shoe Carnival, Sierra Trading Post, Staples, T.J.Maxx, Ulta	—
147	Jeffersontown Commons	Jeffersontown	KY	Louisville/Jefferson County, KY-IN	1959	208,388	100.0%	2,145	10.82	—	Ace Pickleball Club, CVS, Dollar Tree	—
148	London Marketplace	London	KY	London, KY	1994	166,026	100.0%	1,616	9.73	Kroger	bealls, Kohl's, Marshalls, Planet Fitness	—
149	Eastgate Shopping Center	Louisville	KY	Louisville/Jefferson County, KY-IN	2002	174,842	100.0%	2,171	12.42	Kroger	Petco	—
150	Plainview Village	Louisville	KY	Louisville/Jefferson County, KY-IN	1997	157,747	93.5%	1,745	12.47	Kroger	Anytime Fitness	—
151	Stony Brook I & II	Louisville	KY	Louisville/Jefferson County, KY-IN	1988	158,940	96.8%	1,998	12.99	Kroger Marketplace	—	—
152	Points West Plaza	Brockton	MA	Boston-Cambridge-Newton, MA-NH	1960	140,488	100.0%	1,233	8.78	America's Food Basket	Citi Trends, Crunch Fitness	—
153	Burlington Square I, II & III	Burlington	MA	Boston-Cambridge-Newton, MA-NH	1992	79,698	93.4%	2,525	33.91	—	Golf Galaxy, Staples	Duluth Trading Co.
154	Holyoke Shopping Center	Holyoke	MA	Springfield, MA	2000	195,995	96.6%	1,814	13.89	Super Stop & Shop (Ahold Delhaize)	JOANN, Ocean State Job Lot	—
155	WaterTower Plaza (4)	Leominster	MA	Worcester, MA-CT	2024	282,636	99.0%	4,094	14.90	TBA	Barnes & Noble, Five Below, Michaels, Ocean State Job Lot, Party City, Petco, Staples, T.J.Maxx, The Paper Store	—
156	Lunenberg Crossing	Lunenburg	MA	Worcester, MA-CT	1994	25,515	82.3%	325	15.48	Hannaford Bros.*	—	Walmart
157	Lynn Marketplace	Lynn	MA	Boston-Cambridge-Newton, MA-NH	1968	78,046	95.5%	1,508	20.23	Stop And Compare	Crunch Fitness	—
158	Webster Square Shopping Center	Marshfield	MA	Boston-Cambridge-Newton, MA-NH	2005	182,756	98.4%	2,661	14.80	Star Market (Albertsons)	Marshalls, Ocean State Job Lot	—
159	Berkshire Crossing	Pittsfield	MA	Pittsfield, MA	1994	188,444	99.1%	2,981	15.97	Market 32 (Northeast Grocery)	Barnes & Noble, Michaels, Staples, Ulta	The Home Depot, Walmart
160	Westgate Plaza	Westfield	MA	Springfield, MA	1996	126,178	95.5%	1,641	16.79	ALDI	Ocean State Job Lot, PetSmart, T.J.Maxx	—
161	Perkins Farm Marketplace	Worcester	MA	Worcester, MA-CT	1967	205,048	99.4%	2,581	20.11	Super Stop & Shop (Ahold Delhaize)	Citi Trends, Crunch Fitness, Ollie's Bargain Outlet	—
162	South Plaza Shopping Center	California	MD	California-Lexington Park, MD	2005	92,335	100.0%	1,847	20.00	—	Best Buy, Old Navy, Petco, Ross Dress for Less	—
163	Fox Run	Prince Frederick	MD	Washington-Arlington-Alexandria, DC-VA-MD-WV	2022	279,651	98.4%	4,393	16.66	Giant Food (Ahold Delhaize)	Big Lots, JOANN, Planet Fitness, Ross Dress for Less, Ulta	—
164	Pine Tree Shopping Center	Portland	ME	Portland-South Portland, ME	1958	287,533	100.0%	2,056	17.26	—	Big Lots, Dollar Tree, JOANN, Lowe's, O'Reilly Auto Parts	—
165	Arborland Center	Ann Arbor	MI	Ann Arbor, MI	2000	403,536	96.4%	7,196	18.76	Kroger	DSW, HomeGoods, Marshalls, Michaels, Nordstrom Rack, OfficeMax, Old Navy, Petco, Ulta	—
166	Maple Village	Ann Arbor	MI	Ann Arbor, MI	2020	288,528	98.6%	5,036	17.70	Plum Market	Burlington Stores, Dunham's Sports, HomeGoods, LA Fitness, Sierra Trading Post, Ulta	—
167	Grand Crossing	Brighton	MI	Detroit-Warren-Dearborn, MI	2005	85,389	93.9%	1,003	12.51	Busch’s Fresh Food Market	Ace Hardware	—
168	Farmington Crossroads	Farmington	MI	Detroit-Warren-Dearborn, MI	1986	87,268	88.8%	875	11.29	—	Ollie's Bargain Outlet, True Value	—
169	Silver Pointe Shopping Center	Fenton	MI	Flint, MI	1996	164,632	100.0%	2,222	13.59	VG's Food (SpartanNash)	Dunham's Sports	Five Below, Michaels, Old Navy, T.J.Maxx
170	Cascade East	Grand Rapids	MI	Grand Rapids-Kentwood, MI	1983	99,529	91.2%	808	8.90	D&W Fresh Market (SpartanNash)	—	—
171	Delta Center	Lansing	MI	Lansing-East Lansing, MI	1985	160,946	100.0%	1,706	10.60	—	DICK’S Sporting Goods Warehouse Sale, Dollar Tree, DXL Destination XL, Funcity Adventure Park, Planet Fitness	—
172	Lakes Crossing	Muskegon	MI	Muskegon, MI	2008	104,600	96.2%	1,546	15.37	—	JOANN, Party City, Shoe Carnival, Ulta	Kohl's

Supplemental Disclosure - Three Months Ended December 31, 2023	Page 41

PROPERTY LIST												↩ Table of Contents
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Core-Based Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1) (5)	Other Major Tenants (2) (5)	Major Tenants

173	Redford Plaza	Redford	MI	Detroit-Warren-Dearborn, MI	1992	304,401	85.6%	3,105	11.91	Sun Valley Supermarket	Aaron's, Burlington Stores, Citi Trends, Dollar Tree, Harbor Freight Tools, Octapharma	—
174	Hampton Village Centre	Rochester Hills	MI	Detroit-Warren-Dearborn, MI	2004	465,309	96.9%	7,067	20.56	TBA	Barnes & Noble, DSW, Emagine Theatre, Kohl's, OfficeMax, Old Navy, Petco, T.J.Maxx, Ulta	Target
175	Southfield Plaza	Southfield	MI	Detroit-Warren-Dearborn, MI	1970	101,781	100.0%	1,303	12.80	—	Citi Trends, Party City, Planet Fitness	Burlington Stores, Forman Mills
176	18 Ryan	Sterling Heights	MI	Detroit-Warren-Dearborn, MI	1997	101,564	100.0%	1,017	10.01	Dream Market	Dollar Tree, Planet Fitness	—
177	Delco Plaza	Sterling Heights	MI	Detroit-Warren-Dearborn, MI	1996	154,853	100.0%	1,127	7.28	—	Dunham's Sports, Tractor Supply Co., Urban Air Adventure Park	—
178	West Ridge	Westland	MI	Detroit-Warren-Dearborn, MI	1989	159,080	85.7%	1,696	12.44	—	Crunch Fitness, Party City, Petco, Ross Dress for Less	Burlington Stores, Target
179	Washtenaw Fountain Plaza	Ypsilanti	MI	Ann Arbor, MI	2005	122,762	97.0%	974	8.18	Save-A-Lot (Rabban Brothers)	Big Lots, Dollar Tree, Planet Fitness	—
180	Southport Centre I - VI	Apple Valley	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1985	124,260	99.0%	2,439	19.82	SuperTarget*	Best Buy, Dollar Tree, Walgreens	—
181	Champlin Marketplace	Champlin	MN	Minneapolis-St. Paul-Bloomington, MN-WI	2005	91,970	96.3%	1,239	13.99	Cub Foods (United Natural Foods Inc.)	—	—
182	Burning Tree Plaza	Duluth	MN	Duluth, MN-WI	1987	183,105	95.1%	2,508	14.41	—	Best Buy, Dollar Tree, Harbor Freight Tools, HomeGoods, JOANN, T.J.Maxx	—
183	Westwind Plaza	Minnetonka	MN	Minneapolis-St. Paul-Bloomington, MN-WI	2007	91,670	95.6%	2,043	24.29	Cub Foods*	Ablelight Thrift, MGM Wine and Spirits	—
184	Richfield Hub	Richfield	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1952	213,595	68.5%	1,724	11.79	—	Dollar Tree, Marshalls, Michaels, Walgreens	—
185	Roseville Center	Roseville	MN	Minneapolis-St. Paul-Bloomington, MN-WI	2021	82,576	98.8%	1,113	19.52	ALDI, Cub Foods*	Dollar Tree	—
186	Marketplace @ 42	Savage	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1999	118,693	98.1%	1,948	16.74	Fresh Thyme Farmers Market (Meijer)	Dollar Tree, Marshalls	—
187	Sun Ray Shopping Center	St. Paul	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1958	290,897	73.5%	2,200	14.87	Cub Foods (United Natural Foods Inc.)	BioLife Plasma Services, Citi Trends, Dollar Tree, Five Below, Planet Fitness	—
188	White Bear Hills Shopping Center	White Bear Lake	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1996	73,065	100.0%	1,133	15.51	Festival Foods (Knowlan's Super Markets)	Dollar Tree	—
189	Ellisville Square	Ellisville	MO	St. Louis, MO-IL	1989	137,408	78.7%	1,502	14.32	ALDI	Chuck E. Cheese's, Michaels, Party City, Petco	—
190	Watts Mill Plaza	Kansas City	MO	Kansas City, MO-KS	1997	161,717	97.7%	1,500	9.50	Price Chopper (Associated Wholesale)	Fowling Warehouse	—
191	Liberty Corners	Liberty	MO	Kansas City, MO-KS	1987	124,808	95.6%	1,141	9.57	Price Chopper (Associated Wholesale)	—	—
192	Maplewood Square	Maplewood	MO	St. Louis, MO-IL	1998	71,590	95.4%	477	6.98	Schnucks	—	—
193	Devonshire Place	Cary	NC	Raleigh-Cary, NC	1996	106,680	100.0%	1,706	16.34	—	Burlington Stores, Dollar Tree, Harbor Freight Tools, REI	—
194	McMullen Creek Market	Charlotte	NC	Charlotte-Concord-Gastonia, NC-SC	1988	285,424	93.7%	4,524	16.92	Walmart Neighborhood Market	Burlington Stores, Dollar Tree, pOpshelf, Staples	—
195	The Commons at Chancellor Park	Charlotte	NC	Charlotte-Concord-Gastonia, NC-SC	1994	348,604	100.0%	2,197	9.04	Patel Brothers	Big Air Trampoline, Big Lots, Dollar Tree, Gabe's, The Home Depot, Tokyo Grill and Supreme Buffet, Value City Furniture	—
196	Garner Towne Square	Garner	NC	Raleigh-Cary, NC	1997	180,017	98.1%	2,794	15.82	LIDL	Boot Barn, Conn's Home Plus, Harbor Freight Tools, PetSmart	Target, The Home Depot
197	Franklin Square	Gastonia	NC	Charlotte-Concord-Gastonia, NC-SC	1989	317,824	94.2%	3,985	14.81	Walmart Supercenter*	bealls, Best Buy, Dollar Tree, Five Below, Michaels, Pep Boys, pOpshelf, Ross Dress for Less	—
198	Wendover Place	Greensboro	NC	Greensboro-High Point, NC	2000	407,244	91.8%	5,820	15.57	—	Burlington Stores, DICK'S Sporting Goods, Kohl's, Michaels, Old Navy, Party City, PetSmart, Ross Dress for Less, Shoe Carnival, Ulta	Target
199	University Commons	Greenville	NC	Greenville, NC	1996	233,153	90.0%	3,288	15.66	Harris Teeter (Kroger)	Barnes & Noble, Petco, Shoe Carnival, T.J.Maxx	Target
200	Roxboro Square	Roxboro	NC	Durham-Chapel Hill, NC	2005	97,226	97.8%	1,578	16.59	—	Person County Health & Human Services	—
201	Innes Street Market	Salisbury	NC	Charlotte-Concord-Gastonia, NC-SC	2002	349,425	100.0%	4,394	12.57	Food Lion (Ahold Delhaize)	Lowe's, Marshalls, Old Navy, PetSmart, Staples, Tinsletown	—
202	New Centre Market	Wilmington	NC	Wilmington, NC	1998	143,762	98.9%	2,198	15.89	—	Burlington Stores, Party City, PetSmart, Shoe Carnival, Sportsman's Warehouse	Target
203	University Commons	Wilmington	NC	Wilmington, NC	2007	235,345	100.0%	3,904	16.59	Lowes Foods (Alex Lee)	Dollar Tree, HomeGoods, Skechers, T.J.Maxx	—
204	Parkway Plaza	Winston-Salem	NC	Winston-Salem, NC	2005	279,630	85.1%	2,808	12.47	Compare Foods	Badcock Home Furniture, Citi Trends, Modern Home, Office Depot, O'Reilly Auto Parts	—
205	Stratford Commons	Winston-Salem	NC	Winston-Salem, NC	1995	72,308	94.8%	914	13.33	—	Chef Store, Golf Galaxy, Mattress Firm	—

Supplemental Disclosure - Three Months Ended December 31, 2023	Page 42

PROPERTY LIST												↩ Table of Contents
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Core-Based Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1) (5)	Other Major Tenants (2) (5)	Major Tenants

206	Bedford Grove	Bedford	NH	Manchester-Nashua, NH	1989	102,873	92.6%	2,034	22.64	—	Boston Interiors, Planet Fitness	—
207	Capitol Shopping Center	Concord	NH	Concord, NH	2001	196,542	100.0%	2,709	14.54	Market Basket (DeMoulas Supermarkets)	Burlington Stores, JOANN, Marshalls	—
208	Willow Springs Plaza	Nashua	NH	Manchester-Nashua, NH	1990	131,248	100.0%	2,594	21.55	Patel Brothers	Jordan's Warehouse, Mavis Discount Tires, New Hampshire Liquor and Wine Outlet, Petco	The Home Depot
209	Seacoast Shopping Center	Seabrook	NH	Boston-Cambridge-Newton, MA-NH	1991	89,634	92.2%	803	9.72	—	JOANN, The Zoo Health Club, Tractor Supply Co.	Ashley Furniture, Cardi's Furniture, Ocean State Job Lot
210	Tri-City Plaza	Somersworth	NH	Boston-Cambridge-Newton, MA-NH	1990	151,754	98.1%	1,673	11.24	Market Basket (DeMoulas Supermarkets)	Staples, T.J.Maxx	—
211	Laurel Square	Brick	NJ	New York-Newark-Jersey City, NY-NJ-PA	2023	245,984	94.8%	2,229	9.56	Livoti’s Old World Market	Ashley Homestore, At Home, Dollar Tree, Planet Fitness, Senior Helpers Town Square	—
212	The Shoppes at Cinnaminson	Cinnaminson	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2010	301,211	98.4%	4,997	24.86	ShopRite (Eickhoff Supermarkets)	Burlington Stores, Planet Fitness, Ross Dress for Less	—
213	Acme Clark	Clark	NJ	New York-Newark-Jersey City, NY-NJ-PA	2007	52,812	100.0%	1,465	27.74	Acme (Albertsons)	—	—
214	Collegetown Shopping Center	Glassboro	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2021	231,464	97.7%	3,482	15.58	LIDL	Big Lots, Esporta Fitness, Five Below, Pep Boys, Ross Dress for Less, Ulta	—
215	Hamilton Plaza	Hamilton	NJ	Trenton-Princeton, NJ	1972	149,993	97.3%	2,113	14.47	Grocery Outlet	2nd Ave, Crab Du Jour, DaVita Dialysis, Planet Fitness, Rothman Orthopaedic Institute	—
216	Bennetts Mills Plaza	Jackson	NJ	New York-Newark-Jersey City, NY-NJ-PA	2002	127,230	97.8%	1,704	13.69	Super Stop & Shop (Ahold Delhaize)	—	—
217	Marlton Crossing	Marlton	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2019	337,878	97.4%	7,618	23.26	Sprouts Farmers Market	Arthur Murray Dance Studio, Burlington Stores, Chickie's & Pete's, DSW, HomeGoods, Michaels, T.J.Maxx	—
218	Middletown Plaza (4)	Middletown	NJ	New York-Newark-Jersey City, NY-NJ-PA	2024	201,715	91.3%	3,616	19.92	Trader Joe's	At Home, Party Fair, Petco, Retro Fitness	—
219	Larchmont Centre	Mount Laurel	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1985	103,787	94.5%	1,304	30.31	ShopRite	—	—
220	Old Bridge Gateway	Old Bridge	NJ	New York-Newark-Jersey City, NY-NJ-PA	2022	254,548	97.2%	4,626	18.70	Bhavani Food Market, TBA	Dollar Tree, Marshalls, Pep Boys, Petco, Texas Roadhouse	—
221	Morris Hills Shopping Center	Parsippany	NJ	New York-Newark-Jersey City, NY-NJ-PA	1994	159,561	78.5%	2,604	20.79	—	Blink Fitness (Equinox), Marshalls	—
222	Rio Grande Plaza	Rio Grande	NJ	Ocean City, NJ	1997	136,351	98.2%	1,799	13.43	ShopRite*	Burlington Stores, Dollar Tree, PetSmart, Planet Fitness, Skechers	—
223	Ocean Heights Plaza	Somers Point	NJ	Atlantic City-Hammonton, NJ	2006	179,183	100.0%	3,708	20.69	ShopRite (Village Supermarket)	Staples	—
224	Springfield Place	Springfield	NJ	New York-Newark-Jersey City, NY-NJ-PA	1965	36,209	100.0%	707	19.53	ShopRite (Village Supermarket)	—	—
225	Tinton Falls Plaza	Tinton Falls	NJ	New York-Newark-Jersey City, NY-NJ-PA	2006	87,760	98.8%	1,569	18.09	—	Dollar Tree, Jersey Strong	Uncle Giuseppe's
226	Cross Keys Commons	Turnersville	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1989	216,205	100.0%	3,845	17.78	Walmart Supercenter*	Marshalls, Ross Dress for Less, Staples, Ulta	—
227	Parkway Plaza	Carle Place	NY	New York-Newark-Jersey City, NY-NJ-PA	1993	89,704	92.9%	2,806	33.67	ALDI	T.J.Maxx	—
228	Suffolk Plaza	East Setauket	NY	New York-Newark-Jersey City, NY-NJ-PA	1998	84,316	94.1%	1,886	24.37	TBA, BJ's Wholesale Club*	Five Below	Kohl's, Walmart
229	Three Village Shopping Center	East Setauket	NY	New York-Newark-Jersey City, NY-NJ-PA	1991	77,458	91.3%	2,101	29.71	Stop & Shop*, Wild by Nature Market*	—	Walgreens
230	Stewart Plaza	Garden City	NY	New York-Newark-Jersey City, NY-NJ-PA	2022	217,893	100.0%	4,347	19.95	—	Burlington Stores, Crazy Hot Deals, Dollar Tree, Floor & Décor, Phenix Salon Suites	—
231	Dalewood I, II & III Shopping Center (4)	Hartsdale	NY	New York-Newark-Jersey City, NY-NJ-PA	2024	196,148	93.6%	6,389	35.57	H-Mart	Barnes & Noble, T.J.Maxx, Ulta	—
232	Unity Plaza	Hopewell Junction	NY	Poughkeepsie-Newburgh-Middletown, NY	2005	67,462	100.0%	1,430	21.20	Acme (Albertsons)	—	—
233	Cayuga Mall	Ithaca	NY	Ithaca, NY	1969	204,405	92.5%	1,940	10.26	ALDI	Big Lots, JOANN, Planet Fitness, True Value, VA Community Based Outpatient	—
234	Kings Park Plaza	Kings Park	NY	New York-Newark-Jersey City, NY-NJ-PA	1985	72,208	100.0%	1,638	22.68	Key Food Marketplace	T.J.Maxx	—
235	Village Square Shopping Center	Larchmont	NY	New York-Newark-Jersey City, NY-NJ-PA	1981	17,000	100.0%	671	39.47	Trader Joe's	—	—
236	Falcaro's Plaza	Lawrence	NY	New York-Newark-Jersey City, NY-NJ-PA	1972	61,904	95.6%	1,454	24.57	KolSave Market*	Dollar Tree, Planet Fitness	—
237	Mamaroneck Centre	Mamaroneck	NY	New York-Newark-Jersey City, NY-NJ-PA	2020	36,470	100.0%	1,468	40.25	North Shore Farms	CVS	—
238	Sunshine Square	Medford	NY	New York-Newark-Jersey City, NY-NJ-PA	2007	223,322	92.0%	3,160	15.90	Super Stop & Shop (Ahold Delhaize)	Lumber Liquidators, Planet Fitness, Savers	—
239	Wallkill Plaza	Middletown	NY	Poughkeepsie-Newburgh-Middletown, NY	1986	209,910	97.5%	2,198	11.08	—	Ashley Homestore, Big Lots, Citi Trends, David's Bridal, Hobby Lobby	—

Supplemental Disclosure - Three Months Ended December 31, 2023	Page 43

PROPERTY LIST												↩ Table of Contents
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Core-Based Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1) (5)	Other Major Tenants (2) (5)	Major Tenants

240	Monroe ShopRite Plaza	Monroe	NY	Poughkeepsie-Newburgh-Middletown, NY	1985	122,007	98.5%	1,940	16.14	ShopRite (Wakefern)	Crazy Hot Deals, U.S. Post Office	—
241	Rockland Plaza	Nanuet	NY	New York-Newark-Jersey City, NY-NJ-PA	2006	251,589	96.4%	5,523	24.55	A Matter of Health	Barnes & Noble, Crazy Hot Deals, Jembro, Marshalls, Ulta	—
242	North Ridge Shopping Center	New Rochelle	NY	New York-Newark-Jersey City, NY-NJ-PA	1971	39,743	79.3%	1,216	38.60	—	—	—
243	Nesconset Shopping Center	Port Jefferson Station	NY	New York-Newark-Jersey City, NY-NJ-PA	1961	129,996	95.7%	3,306	26.58	—	Dollar Tree, HomeGoods	—
244	Roanoke Plaza	Riverhead	NY	New York-Newark-Jersey City, NY-NJ-PA	2002	99,131	100.0%	2,100	21.18	Fine Fare	CVS, T.J.Maxx	—
245	The Shops at Riverhead	Riverhead	NY	New York-Newark-Jersey City, NY-NJ-PA	2018	120,089	100.0%	3,132	26.08	Costco*	HomeSense, Marshalls, PetSmart, Ulta	—
246	Rockville Centre	Rockville Centre	NY	New York-Newark-Jersey City, NY-NJ-PA	1975	44,131	100.0%	1,292	29.28	—	HomeGoods	—
247	College Plaza (4)	Selden	NY	New York-Newark-Jersey City, NY-NJ-PA	2024	193,265	93.7%	4,285	25.97	ShopRite (Wakefern)	Burlington Stores, Five Below, Wren Kitchens	Firestone
248	Campus Plaza	Vestal	NY	Binghamton, NY	2003	160,744	97.0%	2,034	13.05	—	Dollar Tree, Staples	—
249	Parkway Plaza	Vestal	NY	Binghamton, NY	1995	207,072	100.0%	2,447	11.82	—	Boot Barn, JOANN, Kohl's, PetSmart, Ross Dress for Less	Target
250	Shoppes at Vestal	Vestal	NY	Binghamton, NY	2000	92,328	100.0%	1,647	17.84	—	HomeGoods, Michaels, Old Navy	—
251	Town Square Mall (3)	Vestal	NY	Binghamton, NY	1991	291,346	92.9%	4,762	17.60	Sam's Club*, Walmart Supercenter*	AMC, Barnes & Noble, Burlington Stores, DICK'S Sporting Goods, Dollar Tree, DSW, Shoe Carnival, T.J.Maxx, Ulta	—
252	Highridge Plaza	Yonkers	NY	New York-Newark-Jersey City, NY-NJ-PA	1977	88,501	95.8%	2,910	34.32	H-Mart	—	—
253	Brunswick Town Center	Brunswick	OH	Cleveland-Elyria, OH	2004	151,048	97.0%	2,509	17.73	Giant Eagle	—	The Home Depot
254	Brentwood Plaza	Cincinnati	OH	Cincinnati, OH-KY-IN	2004	227,738	98.7%	2,780	18.38	Kroger	Ace Hardware, Petco, Planet Fitness, Rainbow Shops	—
255	Delhi Shopping Center	Cincinnati	OH	Cincinnati, OH-KY-IN	1973	165,348	100.0%	1,602	9.77	Kroger	Pet Supplies Plus, Salvation Army	—
256	Harpers Station	Cincinnati	OH	Cincinnati, OH-KY-IN	1994	253,551	99.5%	4,066	16.12	Fresh Thyme Farmers Market (Meijer)	Esporta Fitness, HomeGoods, Painted Tree Marketplace, T.J.Maxx	—
257	Western Hills Plaza	Cincinnati	OH	Cincinnati, OH-KY-IN	2021	242,883	98.3%	5,078	22.06	—	Dollar Tree, Michaels, Old Navy, PetSmart, Staples, T.J.Maxx, Ulta	Target
258	Western Village	Cincinnati	OH	Cincinnati, OH-KY-IN	2005	115,791	100.0%	1,320	37.56	Kroger	—	—
259	Crown Point	Columbus	OH	Columbus, OH	1980	144,931	92.9%	1,430	10.63	Kroger	Dollar Tree, Planet Fitness	—
260	Greentree Shopping Center	Columbus	OH	Columbus, OH	2005	131,573	87.9%	1,327	12.33	Kroger	—	—
261	South Towne Centre	Dayton	OH	Dayton-Kettering, OH	1972	333,998	89.4%	4,337	14.90	Health Foods Unlimited	Burlington Stores, JOANN, Party City, PetSmart, Value City Furniture	—
262	Southland Shopping Center	Middleburg Heights	OH	Cleveland-Elyria, OH	1951	582,492	90.3%	6,001	11.41	Giant Eagle, Marc's, BJ's Wholesale Club*	Dollar Tree, Five Below, JOANN, Marshalls, OfficeMax, Party City, Petco, Treasure Hunt, UFC Gym	—
263	The Shoppes at North Olmsted	North Olmsted	OH	Cleveland-Elyria, OH	2002	70,003	100.0%	1,223	17.47	—	Ollie's Bargain Outlet, Sears Outlet	—
264	Surrey Square Mall	Norwood	OH	Cincinnati, OH-KY-IN	2010	175,140	100.0%	2,549	28.06	Kroger	Advance Auto Parts, Rainbow Shops	—
265	Miracle Mile Shopping Plaza	Toledo	OH	Toledo, OH	1955	298,765	82.2%	1,768	12.68	Kroger	Big Lots, Crunch Fitness, Dollar General, Harbor Freight Tools	—
266	Village West	Allentown	PA	Allentown-Bethlehem-Easton, PA-NJ	1999	140,474	91.3%	2,537	19.79	Giant Food (Ahold Delhaize)	CVS	—
267	Park Hills Plaza	Altoona	PA	Altoona, PA	1985	9,894	100.0%	365	36.89	Weis Markets*	—	Burlington Stores, Dunham's Sports, Harbor Freight Tools, Shoe Carnival, Urban Air Adventure Park
268	Lehigh Shopping Center	Bethlehem	PA	Allentown-Bethlehem-Easton, PA-NJ	1955	373,766	96.6%	4,201	14.03	Giant Food (Ahold Delhaize)	Big Lots, Citi Trends, Marshalls, PetSmart, Powerhouse Gym, Staples	—
269	Bristol Park	Bristol	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1993	260,953	94.3%	3,008	12.55	—	Ollie's Bargain Outlet, Planet Fitness, RumbleOn	—
270	Chalfont Village Shopping Center	Chalfont	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1989	46,051	59.5%	316	11.53	—	—	—
271	New Britain Village Square	Chalfont	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1989	143,716	95.1%	2,698	19.74	Giant Food (Ahold Delhaize)	Wine & Spirits Shoppe	—
272	Collegeville Shopping Center	Collegeville	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2020	101,630	88.5%	1,791	20.03	Kimberton Whole Foods	—	—
273	Plymouth Square Shopping Center (4)	Conshohocken	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2024	234,874	82.2%	4,411	22.85	Weis Markets	Planet Fitness, REI	—
274	Whitemarsh Shopping Center	Conshohocken	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2002	76,391	100.0%	2,227	29.15	Giant Food (Ahold Delhaize)	—	—

Supplemental Disclosure - Three Months Ended December 31, 2023	Page 44

PROPERTY LIST												↩ Table of Contents
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Core-Based Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1) (5)	Other Major Tenants (2) (5)	Major Tenants

275	Valley Fair	Devon	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2001	45,086	100.0%	681	15.10	Hung Vuong Food Market*	—	—
276	Dickson City Crossings	Dickson City	PA	Scranton--Wilkes-Barre, PA	2023	312,355	98.9%	3,830	19.59	—	Burlington Stores, Dollar Tree, Gabe's, JOANN, Party City, PetSmart, Sierra Trading Post, T.J.Maxx, The Home Depot	—
277	Barn Plaza	Doylestown	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2002	237,496	77.3%	3,549	19.32	Whole Foods Market (Amazon)	Barnes & Noble, Kohl's	—
278	Pilgrim Gardens	Drexel Hill	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1955	75,223	96.9%	1,481	20.32	—	Ross Dress for Less	—
279	North Penn Market Place	Lansdale	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1977	58,358	92.2%	1,049	20.89	Weis Markets*	DaVita Dialysis	—
280	Village at Newtown	Newtown	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2021	226,909	96.7%	8,045	38.11	McCaffrey's	Ulta	—
281	Ivyridge	Philadelphia	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1963	106,348	100.0%	3,101	29.16	—	Target	—
282	Roosevelt Mall (4)	Philadelphia	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2024	588,789	98.0%	10,387	39.76	Sprouts Farmers Market	JD Sports, LA Fitness, Macy's, Oak Street Health, Ross Dress for Less	—
283	Shoppes at Valley Forge	Phoenixville	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2003	176,676	97.8%	1,646	9.53	Redner's Warehouse Market	Big Lots, Ross Dress for Less	—
284	County Line Plaza	Souderton	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1971	154,608	88.0%	1,493	10.98	ALDI	Big Lots, Dollar Tree, Planet Fitness	—
285	69th Street Plaza	Upper Darby	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1994	41,711	100.0%	468	11.22	Fresh Grocer*	—	—
286	Warminster Towne Center	Warminster	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1997	237,152	100.0%	4,056	18.56	ShopRite (Wakefern)	Famous Footwear, Harbor Freight Tools, Old Navy, Party City, Pep Boys, PetSmart, Ross Dress for Less, Sportsman's Warehouse	Kohl's
287	Shops at Prospect	West Hempfield	PA	Lancaster, PA	1994	63,392	91.6%	771	13.27	Giant Food (Ahold Delhaize)	—	—
288	Whitehall Square	Whitehall	PA	Allentown-Bethlehem-Easton, PA-NJ	2006	309,908	98.9%	3,529	11.73	Redner's Warehouse Market	Decor Home Furniture, Dollar Tree, Gabe's, PetSmart, Ross Dress for Less, Staples	—
289	Wilkes-Barre Township Marketplace	Wilkes-Barre	PA	Scranton--Wilkes-Barre, PA	2004	306,440	100.0%	2,676	35.35	Walmart Supercenter	Chuck E. Cheese's, Cracker Barrel, Party City, Pet Supplies Plus	—
290	Belfair Towne Village	Bluffton	SC	Hilton Head Island-Bluffton, SC	2006	166,639	99.2%	2,973	17.99	Kroger	—	—
291	Milestone Plaza	Greenville	SC	Greenville-Anderson, SC	1995	89,721	98.5%	1,667	20.02	Lowes Foods (Alex Lee)	—	—
292	Circle Center	Hilton Head Island	SC	Hilton Head Island-Bluffton, SC	2000	65,313	31.1%	498	24.51	—	—	—
293	Island Plaza	James Island	SC	Charleston-North Charleston, SC	1994	173,524	84.6%	1,611	11.15	Food Lion (Ahold Delhaize)	Dollar Tree, Gold's Gym	—
294	Festival Centre	North Charleston	SC	Charleston-North Charleston, SC	1987	325,347	72.0%	2,229	9.66	—	American Freight, Gold's Gym, NewSpring Church	—
295	Pawleys Island Plaza	Pawleys Island	SC	Georgetown, SC	2015	120,095	96.4%	1,714	14.80	Publix	Petco, T.J.Maxx, Ulta	—
296	Fairview Corners I & II	Simpsonville	SC	Greenville-Anderson, SC	2003	131,002	100.0%	2,543	19.41	—	Petco, Ross Dress for Less, T.J.Maxx	Target
297	Hillcrest Market Place	Spartanburg	SC	Spartanburg, SC	2023	381,927	97.8%	5,184	14.38	Publix	Five Below, Hobby Lobby, Marshalls, NCG Cinemas, Petco, Ross Dress for Less	—
298	Watson Glen Shopping Center	Franklin	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	1988	265,571	100.0%	3,588	13.68	ALDI	At Home, Big Lots, HomeGoods	—
299	Williamson Square	Franklin	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	1988	331,386	96.1%	4,371	13.73	—	Dollar Tree, Family Leisure, Goldfish Swim School, Hobby Lobby, Painted Tree Marketplace, Planet Fitness	—
300	Greeneville Commons	Greeneville	TN	Greeneville, TN	2002	224,139	99.3%	2,110	9.69	—	bealls, Belk, Hobby Lobby, Marshalls, Ross Dress for Less	—
301	Kingston Overlook	Knoxville	TN	Knoxville, TN	1996	119,360	100.0%	1,012	8.48	—	Badcock Home Furniture, Painted Tree Marketplace, Urban Air Adventure Park	—
302	The Commons at Wolfcreek (3)	Memphis	TN	Memphis, TN-MS-AR	2014	649,252	96.0%	9,852	16.66	—	Academy Sports + Outdoors, Best Buy, Big Lots, Burlington Stores, Citi Trends, Crazy Hot Deals, Dave & Busters, David's Bridal, Dollar Tree, DSW, Michaels, Office Depot, Old Navy, Painted Tree Marketplace, PetSmart, T.J.Maxx	Target, The Home Depot
303	Georgetown Square	Murfreesboro	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	2003	114,117	96.7%	1,511	13.70	Kroger	—	—
304	Nashboro Village	Nashville	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	1998	86,811	95.2%	1,074	13.00	Kroger	—	Walgreens
305	Parmer Crossing	Austin	TX	Austin-Round Rock-Georgetown, TX	1989	170,605	96.1%	2,177	13.27	Desi Brothers	Big Lots, Dollar Tree, Harbor Freight Tools, Planet Fitness	—
306	Baytown Shopping Center	Baytown	TX	Houston-The Woodlands-Sugar Land, TX	1987	95,941	57.4%	935	16.98	—	Goodwill	—
307	El Camino	Bellaire	TX	Houston-The Woodlands-Sugar Land, TX	2008	71,651	100.0%	712	9.94	El Ahorro Supermarket	Dollar Tree, Family Dollar	—
308	Townshire	Bryan	TX	College Station-Bryan, TX	2002	136,887	85.2%	917	7.86	—	AlphaGraphics	—
309	Central Station	College Station	TX	College Station-Bryan, TX	1976	178,141	98.2%	3,379	19.76	—	Dollar Tree, HomeGoods, Party City, Spec's Liquors	Kohl's

Supplemental Disclosure - Three Months Ended December 31, 2023	Page 45

PROPERTY LIST												↩ Table of Contents
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Core-Based Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1) (5)	Other Major Tenants (2) (5)	Major Tenants

310	Rock Prairie Crossing	College Station	TX	College Station-Bryan, TX	2002	118,700	100.0%	1,498	28.45	Kroger	CVS	—
311	Carmel Village	Corpus Christi	TX	Corpus Christi, TX	2019	84,667	72.0%	865	14.19	—	Crunch Fitness	—
312	Arboretum Village	Dallas	TX	Dallas-Fort Worth-Arlington, TX	2014	95,354	95.2%	2,403	26.46	Tom Thumb (Albertsons)	Ace Hardware, PetSmart	—
313	Claremont Village	Dallas	TX	Dallas-Fort Worth-Arlington, TX	1976	66,980	36.2%	390	16.58	—	—	—
314	Kessler Plaza	Dallas	TX	Dallas-Fort Worth-Arlington, TX	1975	68,962	98.2%	782	11.55	—	Canales	—
315	Stevens Park Village	Dallas	TX	Dallas-Fort Worth-Arlington, TX	1974	45,492	100.0%	524	11.52	—	Big Lots	—
316	Webb Royal Plaza	Dallas	TX	Dallas-Fort Worth-Arlington, TX	1961	108,545	86.8%	1,215	13.57	El Rio Grande Latin Market	Family Dollar	—
317	Wynnewood Village (4)	Dallas	TX	Dallas-Fort Worth-Arlington, TX	2024	576,556	95.7%	8,160	18.87	El Rancho (Heritage Grocers), Kroger	Burlington Stores, Citi Trends, Dollar Tree, Five Below, Kids Empire, LA Fitness, Ross Dress for Less, South Oak Cliff Dialysis, Target	—
318	Parktown	Deer Park	TX	Houston-The Woodlands-Sugar Land, TX	1999	118,221	96.4%	1,184	10.39	Food Town	bealls, Walgreens	—
319	Ridglea Plaza	Fort Worth	TX	Dallas-Fort Worth-Arlington, TX	1990	170,519	100.0%	2,014	11.81	Tom Thumb (Albertsons)	Dollar Tree, Goody Goody Wine & Spirits	—
320	Trinity Commons	Fort Worth	TX	Dallas-Fort Worth-Arlington, TX	1998	197,423	92.1%	4,002	22.01	Tom Thumb (Albertsons)	DSW, Ulta	—
321	Preston Ridge	Frisco	TX	Dallas-Fort Worth-Arlington, TX	2018	788,584	95.1%	17,455	23.28	SuperTarget*	Best Buy, Big Lots, Boot Barn, DSW, Half Price Books, Macy's Backstage, Marshalls, Nordstrom Rack, Old Navy, Party City, PetSmart, pOpshelf, Ross Dress for Less, Staples, T.J.Maxx, Ulta	—
322	Village Plaza	Garland	TX	Dallas-Fort Worth-Arlington, TX	2002	89,444	100.0%	1,474	16.56	Truong Nguyen Market	—	—
323	Highland Village Town Center	Highland Village	TX	Dallas-Fort Worth-Arlington, TX	1996	101,874	98.7%	1,254	12.78	—	Painted Tree Marketplace, Planet Fitness	—
324	Bay Forest	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2004	71,667	95.3%	740	10.84	Kroger	—	—
325	Beltway South	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1998	107,174	95.1%	1,020	32.03	Kroger	—	—
326	Braes Heights	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2022	92,179	96.5%	2,833	31.86	—	CVS, My Salon Suites	—
327	Braesgate	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1997	91,982	96.3%	728	8.22	Food Town	—	—
328	Broadway	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2006	74,988	100.0%	1,000	13.86	El Ahorro Supermarket	Blink Fitness (Equinox), Melrose Fashions	—
329	Clear Lake Camino South	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1964	106,058	69.8%	1,159	17.11	ALDI	Mr. Gatti's Pizza, Spec's Liquors	—
330	Hearthstone Corners	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2019	208,147	97.2%	2,483	12.27	El Rancho (Heritage Grocers)	Big Lots, Conn's Home Plus, XL Parts	—
331	Jester Village	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2022	62,665	93.7%	1,323	22.53	—	24 Hour Fitness	—
332	Jones Plaza (4)	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2024	111,206	94.1%	1,264	12.08	La Michoacana Supermarket	Aaron's, Fitness Connection	—
333	Jones Square	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1999	169,786	96.8%	1,581	9.62	—	Big Lots, Hobby Lobby, King Dollar, Octapharma, Walgreens	—
334	Maplewood	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2004	99,177	99.2%	1,005	10.21	Foodarama	bealls, Kids Empire	—
335	Merchants Park	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2009	246,651	99.1%	4,120	16.85	Kroger	Big Lots, JD Sports, Petco, Planet Fitness, Ross Dress for Less	—
336	Northgate	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1972	38,724	100.0%	642	16.58	El Rancho*	WSS	—
337	Northshore (3)	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2001	229,954	97.1%	3,345	15.21	Sellers Bros.	Conn's Home Plus, Dollar Tree, Kamada Plasma, Melrose Fashions, Nova Healthcare, Office Depot	—
338	Northtown Plaza	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1960	190,529	96.3%	2,577	14.24	El Rancho (Heritage Grocers)	99 Cents Only, Crazy Boss Big Discount Store, dd's Discounts (Ross)	—
339	Orange Grove	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2005	184,664	99.1%	2,223	12.67	—	24 Hour Fitness, Burlington Stores, Floor & Décor, WSS	—
340	Royal Oaks Village	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2001	146,279	91.6%	3,431	25.61	H-E-B	—	—
341	Tanglewilde Center	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1998	82,623	97.9%	1,347	16.66	ALDI	Dollar Tree, Party City	—
342	West U Marketplace	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2000	60,136	100.0%	1,616	26.87	Whole Foods Market (Amazon)	—	—
343	Westheimer Commons	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1984	245,714	97.0%	2,694	11.31	Fiesta Mart (Chedraui USA)	King Dollar, Marshalls, Rainbow Shops, Retro Fitness, Sanitas Medical Center, Shoe Carnival, Walgreens	—
344	Crossroads Centre - Pasadena	Pasadena	TX	Houston-The Woodlands-Sugar Land, TX	1997	146,567	96.4%	2,135	16.12	Kroger	LA Fitness	—
345	Spencer Square	Pasadena	TX	Houston-The Woodlands-Sugar Land, TX	1998	181,888	98.5%	2,049	11.44	Kroger	bealls, Octapharma, Petco, Retro Fitness	—

Supplemental Disclosure - Three Months Ended December 31, 2023	Page 46

PROPERTY LIST												↩ Table of Contents
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Core-Based Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1) (5)	Other Major Tenants (2) (5)	Major Tenants

346	Pearland Plaza	Pearland	TX	Houston-The Woodlands-Sugar Land, TX	1995	156,491	98.5%	1,451	9.42	Kroger	American Freight, Goodwill, Harbor Freight Tools, Walgreens	—
347	Market Plaza	Plano	TX	Dallas-Fort Worth-Arlington, TX	2002	145,000	88.3%	2,887	23.56	Central Market (H-E-B)	—	—
348	Preston Park Village (4)	Plano	TX	Dallas-Fort Worth-Arlington, TX	2024	256,385	83.7%	5,932	27.63	—	Gap Factory Store, HomeGoods, Petco	—
349	Keegan's Meadow	Stafford	TX	Houston-The Woodlands-Sugar Land, TX	1999	125,100	97.0%	1,610	13.67	El Rancho	Retro Fitness	—
350	Lake Pointe Village	Sugar Land	TX	Houston-The Woodlands-Sugar Land, TX	2010	162,263	87.8%	4,273	29.98	Whole Foods Market (Amazon)	—	—
351	Texas City Bay	Texas City	TX	Houston-The Woodlands-Sugar Land, TX	2005	224,884	93.5%	2,335	11.28	Kroger	Conn's Home Plus, Harbor Freight Tools, Planet Fitness	—
352	Windvale Center	The Woodlands	TX	Houston-The Woodlands-Sugar Land, TX	2002	100,688	89.5%	1,949	21.62	—	Tesla	—
353	Culpeper Town Square	Culpeper	VA	Washington-Arlington-Alexandria, DC-VA-MD-WV	1999	132,882	79.1%	1,031	9.80	—	Goodwill, Ollie's Bargain Outlet, Tractor Supply Co.	—
354	Hanover Square	Mechanicsville	VA	Richmond, VA	1991	141,569	96.6%	2,284	16.70	—	Gold's Gym, Hobby Lobby	Kohl's
355	Cave Spring Corners	Roanoke	VA	Roanoke, VA	2005	144,942	100.0%	1,351	15.69	Kroger	Hamrick's	—
356	Hunting Hills	Roanoke	VA	Roanoke, VA	1989	166,207	97.1%	1,457	9.03	—	Dollar Tree, Kohl's, PetSmart	—
357	Hilltop Plaza	Virginia Beach	VA	Virginia Beach-Norfolk-Newport News, VA-NC	2010	150,014	99.8%	3,327	22.45	Trader Joe's	Five Below, JOANN, PetSmart, Ulta	—
358	Rutland Plaza	Rutland	VT	Rutland, VT	1997	223,314	98.6%	2,251	10.23	Market 32 (Northeast Grocery)	Planet Fitness, T.J.Maxx, Walmart	—
359	Mequon Pavilions	Mequon	WI	Milwaukee-Waukesha, WI	1967	218,392	98.6%	3,774	17.53	Sendik's Food Market	Marshalls, Sierra Trading Post, The Tile Shop	—
360	Moorland Square Shopping Ctr	New Berlin	WI	Milwaukee-Waukesha, WI	1990	98,303	98.7%	1,033	10.65	Pick 'n Save (Kroger)	—	—
361	Paradise Pavilion	West Bend	WI	Milwaukee-Waukesha, WI	2000	203,645	96.0%	1,572	8.04	—	Hobby Lobby, Kohl's	Big Lots, Five Below, HomeGoods, Sierra Trading Post
362	Grand Central Plaza	Parkersburg	WV	Parkersburg-Vienna, WV	1986	75,344	44.8%	527	15.61	—	Sportsman's Warehouse	—

	TOTAL PORTFOLIO					64,460,825	94.7%	$968,949	$16.88

(1) * Indicates grocer is not owned.
(2) As of June 30, 2023, Major Tenants are defined as any grocer and all National / Regional anchor tenants.
(3) Property is listed as two individual properties on Company website for marketing purposes.
(4) Indicates property is currently in redevelopment.
(5) Major Tenants exclude tenants that have ceased to operate prior to their lease expiration date.

Supplemental Disclosure - Three Months Ended December 31, 2023	Page 47